UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza

Bloomington, IL 61719-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	K&L Gates LLP
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

A prospectus for the State Farm Variable Product Trust (the “Trust”) is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, 1-888-702-2307. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2009 for the State Farm Variable Product Trust (“the Trust”). For the Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2009 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2009, the financial markets experienced significant price volatility, but ended on the positive side. Major equity market indices increased by more than 25% while major fixed income markets also generated positive total returns.

In the U.S., equity markets surged higher and posted positive total returns for 2009, driven by many factors, including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009. For the year ended December 31, 2009, large cap stocks (as represented by the S&P 500® Index1) and small cap stocks (as represented by the Russell 2000® Index2) posted total returns of 26.46% and 27.17%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, also posted double-digit total returns of 31.78% and 41.45%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Norway and Sweden were among the strongest performing markets, gaining 87.07% and 64.16%, respectively, in U.S. dollar terms. Meanwhile, Japan – the second largest country weighting in the Index at 20.7% – was the worst performing country in the Index for the year, gaining 6.25% in U.S. dollar terms. Stock market performance in emerging market countries also climbed higher during the period with the MSCI Emerging Markets Index posting a total return of 78.51% in U.S. dollar terms3.

[1]

Source: Standard and Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2009, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009, as uncertainty surrounding the financial markets eased slightly during the year, causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields remained low, with 3-month U.S. Treasury yields falling only slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 20094. Among major fixed income indices, the Barclays Capital Government/Credit Intermediate Index provided a total return of 5.24% for the year ended December 31, 20095.

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp.’s adherence to a disciplined, long-term approach to managing investment risk has remained constant.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Susan D. Waring

Senior Vice President

State Farm Investment Management Corp.

[4]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[5]

The Barclays Capital Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The 12-month total return for the S&P 500 Index was 26.46% for the period ended December 31, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8.3%, and a dividend return of approximately 3%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 37.21%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 19.69%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, the Large Cap Equity Fund had a total return of 21.84% compared to a 26.46% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 32.24% and 14.46%, respectively, compared to a 26.46% return for the S&P 500 Index over the same time period.

There were 122 equity holdings in the Fund totaling approximately $31.2 million in assets at end of the reporting period compared to 112 holdings and approximately $24.8 million in assets one-year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.81% of the Fund’s total assets)

Among the largest contributors to Bridgeway’s performance during the year were holdings within the Information Technology (24.72% of Bridgeway’s total assets), Consumer Discretionary (23.45% of Bridgeway’s total assets) and Energy (6.69% of Bridgeway’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (2.67% of Bridgeway’s total assets) had a double-digit price gain, while Google Inc. (2.57% of Bridgeway’s total assets) and Apple Inc. (2.55% of Bridgeway’s total assets) each posted triple-digit gains. IBM (1.99% of the Fund’s total net assets) is also the Fund’s largest holding. Within the Consumer Discretionary sector, Amazon.com Inc. (2.74% of Bridgeway’s total assets) and Priceline.com Inc. (2.23% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains. Within the Energy sector, Diamond Offshore Drilling Inc. (1.63% of Bridgeway’s total assets), Transocean Ltd. (1.37% of Bridgeway’s total assets) and Southwestern Energy Co. (1.75% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Health Care sector (19.21% of Bridgeway’s total assets), including Express Scripts Inc. (2.09% of Bridgeway’s total assets) with a double-digit gain and Cerner Corp. (1.52% of Bridgeway’s total assets) with a triple-digit gain.

Although the Information Technology sector was the largest overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was FLIR Systems Inc. before being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Consumer Staples (9.37% of Bridgeway’s total assets), Health Care (19.21% of Bridgeway’s total assets) and Financials (6.67% of Bridgeway’s total assets). Within the Consumer Staples sector, Avon Products Inc. was a major detractor to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, General Mills (0.99% of Bridgeway’s total assets) and Walgreen Co. (1.29% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance. Within the Health Care sector, Myriad Genetics Inc. (0.63% of Bridgeway’s total assets) and Gilead Sciences Inc. (1.30% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with each posting double-digit losses. Within the Financials sector, Hudson City Bancorp Inc. (1.60% of Bridgeway’s total assets) was a major detractor to Bridgeway’s performance. Likewise, Marsh & McLennan Companies Inc. and Northern Trust Corp. were major detractors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Westwood Management Corp. (50.19% of the Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Information Technology (14.93% of Westwood’s total assets), Energy (16.28% of Westwood’s total assets) and Industrials (14.24% of Westwood’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (1.33% of Westwood’s total assets), Cisco Systems Inc. (2.36% of Westwood’s total assets) and MasterCard Inc. (0.97% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. IBM (1.99% of the Fund’s total net assets) and Cisco Systems Inc. (1.76% of the Fund’s total net assets) are also the Fund’s largest and fourth-largest holdings, respectively. EMC Corp. (1.21% of Westwood’s total assets) and Microsoft Corp. (1.25% of Westwood’s total assets) were also among large contributors to Westwood’s performance with each posting double-digit gains. Within the Energy sector, Anadarko Petroleum Corp. (2.49% of Westwood’s total assets), Occidental Petroleum Corp. (2.52% of Westwood’s total assets), and Apache Corp. (2.68% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Within the Industrials sector, Union Pacific Corp. (1.33% of Westwood’s total assets), Deere & Co. (2.53% of Westwood’s total assets), and United Technologies Corp. (1.27% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific (1.62% of the Fund’s total net assets) is also the Fund’s sixth-largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Financials sector (18.19% of Westwood’s total assets), including JPMorgan Chase & Co. (2.90% of Westwood’s total assets) and BlackRock Inc. (1.03% of Westwood’s total assets).

Although the Financials sector was an overall contributor to Westwood’s performance, the top three individual detractors to Westwood’s performance came from this sector during the year. Bank of America Corp. (1.94% of Westwood’s total assets) and

MetLife Inc. (2.35% of Westwood’s total assets) were major detractors to Westwood’s performance with each posting double-digit losses during the year. State Street Corp. was also a major detractor to Westwood’s performance before completely being sold from Westwood’s portion of the Fund’s portfolio.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including Consumer Discretionary (9.45% of Westwood’s totals assets), Energy (16.28% of Westwood’s total assets) and Consumer Staples (4.42% of Westwood’s total assets). Within the Consumer Discretionary sector, Wal-Mart Stores Inc. and McDonald’s Corp. posted losses before being completely sold from Westwood’s portion of the Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.89% of Westwood’s total assets), the Fund’s third largest holding (1.84% of the Fund’s total net assets), declined by double-digits. Within the Consumer Staples sector, General Mills Inc. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on page 102.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

For the year ended December 31, 2009, the Russell 2500 Index posted a total return of 34.39%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 41.66%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 27.68%2.

[1]

The Russell Midcap Index measures performance of the 800 smallest companies (26% of total capitalization) in the Russell 1000, with weighted average market capitalization of approximately $6.3 billion, median capitalization of $3.5 billion, and market capitalization of the largest company $15.5 billion.

[2]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the twelve months ended December 31, 2009, the Small/Mid Cap Equity Fund finished 2009 with a total return of 30.12%. The Fund underperformed the 34.39% total return of the Russell 2500 Index over the same time period. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 28.17% and 34.41%, respectively, compared to a 34.39% return for the Index over the same time period.

There were 204 equity holdings in the Fund totaling approximately $32.1 million in assets at end of the reporting period compared to 198 holdings and approximately $23.7 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.93% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Energy (8.53% of Bridgeway’s total assets), Consumer Discretionary (16.41% of Bridgeway’s total assets), and Information Technology (17.83% of Bridgeway’s total assets) sectors. Within the Energy sector, Vanguard Natural Resources LLC (1.67% of Bridgeway’s total assets) and Rosetta Resources Inc. (3.41% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting triple-digit gains. Rosetta Resources Inc. (1.70% of the Fund’s total net assets) is also the Fund’s largest holding. Within the Consumer Discretionary sector, Kirkland’s Inc. (2.55% of Bridgeway’s total assets), and Belo Corp. (1.57% of Bridgeway’s total assets) each posted triple-digit gains. Jo-Ann Stores Inc. (2.13% of Bridgeway’s total assets) was also among the largest contributors to Bridgeway’s performance. Kirkland’s Inc. (1.27% of the Fund’s total net assets) and Jo-Ann Stores Inc. (1.06% of the Fund’s total net assets) are also the Fund’s fourth and ninth-largest holdings, respectively. Warnaco Group Inc. was also among major contributors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Within Information Technology, Multi-Fineline Electronix (1.44% of Bridgeway’s total assets) and SYNNEX Corporation (1.80% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Health Care sector (14.73% of Bridgeway’s total assets), including Life Technologies Corporation (1.07% of Bridgeway’s total assets) and ev3 Inc. (2.58% of Bridgeway’s total assets). ev3 Inc. (1.29% of the Fund’s total net assets) is also the Fund’s second-largest holding.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Financials (25.33% of Bridgeway’s total assets), Health Care (14.73% of Bridgeway’s total assets) and Utilities (1.54% of Bridgeway’s total assets) sectors. Within Financials, Amerisafe Inc. (2.06% of Bridgeway’s total assets) was among the largest detractors to Bridgeway’s performance declining by double-digits. Amerisafe Inc. (1.03% of the Fund’s total net assets) is also the Fund’s tenth-largest holding. Labranche & Co. Inc. was also a major detractor to Bridgeway’s performance before being sold completely from the Fund.

Although the Health Care sector was an overall contributor to Bridgeway’s performance, a major individual detractor to Bridgeway’s performance during the year was Perrigo Co. before being completely sold from the Fund.

Within Utilities, Hawaiian Electric Industries Inc., The Laclede Group Inc., and Central Vermont Public Service Corporation were all major detractors to Bridgeway’s performance before being completely sold from the Fund.

Rainier Investment Management, Inc. (50.07% of the Fund’s total assets)

Among the largest contributions to Rainer’s performance during the year were holdings within the Energy (9.05% of Rainier’s total assets), Information Technology (18.34% of Rainier’s total assets) and Financials (13.95% of Rainier’s total assets) sectors. Within the Energy sector, Transocean Ltd. was the largest overall contributor to Rainier’s performance for the year before being completely sold from the Fund. In addition, Energy holding Concho Resources Inc. (1.77% of Rainier’s total assets) was a major contributor to Rainier’s performance with a double-digit gain. Within Information Technology, Broadcom Corp. (0.99% of Rainier’s total assets), Silicon Laboratories Inc. (0.87% of Rainier’s total assets) and Alliance Data Systems Corp. (2.24% of Rainier’s total assets) were among the largest contributors to Rainier’s performance with each posting double-digit gains. Alliance Data Systems Corp. (1.12% of the Fund’s total net assets) is also the Fund’s seventh- largest holding. Within Financials, Digital Realty Trust Inc. (1.52% of Rainier’s total assets) was a major contributor to Rainier’s performance with a double-digit gain.

Also contributing to Rainier’s positive performance was Utilities holding AES Corp. (2.13% of Rainier’s total assets) which posted a double-digit gain. AES Corp. (1.07% of the Fund’s total net assets) is also the Fund’s eighth-largest holding.

During the year, the largest detractors to Rainier’s performance came primarily from the Health Care sector (10.47% of Rainier’s total assets). Four of the top ten detractors were health care companies. Cephalon Inc. (0.70% of Rainier’s total assets) and Immucor Inc. (0.31% of Rainier’s total assets) were major detractors with each posting declines. Likewise, Intuitive Surgical, Inc. and Endo Pharmaceuticals Holdings Inc. were also major detractors to Rainier’s performance before being completely sold from the Fund.

Although the Financials sector was an overall contributor to Rainier’s performance, StanCorp Financial Group, Inc. was a major detractor to performance before being completely sold from the Fund.

Within the Consumer Discretionary sector (18.07% of Rainier’s total assets), Gildan Activewear Inc. and TJX Companies, Inc. were both major detractors to Rainier’s performance before being completely sold from the Fund.

Financial Highlights for this Fund can be found on page 103.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2009, the Fund had 21.47% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 41.45% for the reporting period, outperforming U.S. equity markets. Several factors, including significant monetary easing and fiscal stimulus of central banks and governments worldwide, generally higher economic growth than the U.S., particularly from emerging markets, and a falling U.S. dollar against other major currencies helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate in a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period January 2009 through December 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The first three months of 2009 saw economies languishing in the grip of recession and corporate earnings remaining weak. However, markets rallied as investors gained confidence that fiscal and monetary measures taken worldwide would help restore the banking system to health and kick-start economic growth. The European Central Bank (ECB) cut its key interest rate from 2.50% in January to 1.00% by May, where it remained the rest of the year. The ECB also offered banks unlimited one-year loans for the first time in an effort to increase liquidity. The Bank of England lowered short-term interest rates from 2.00% as of the beginning of the year to 0.50% and undertook quantitative easing initiatives designed to help expand money supply and boost economic activity.

While the Bank of Japan kept its short-term rate at 0.10%, it implemented a monetary easing plan that could inject billions into the economy. Australia’s economy was one of the few to avoid a recession due in large part to demand from China for its commodity exports. The Reserve Bank of Australia raised its key lending rate by 25 basis points on three occasions in 2009 to end the year at 3.75%, making Australia the first major central bank to begin tightening monetary policy.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 16 other countries, each of which represents less than 2.50% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2009, the International Equity Fund had a total return of 37.35% compared to a 41.45% total return for the MSCI ACWI ex-U.S. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Marsico and Northern Cross each individually generated positive double-digit returns, with Northern Cross’ portion of the Fund slightly outperforming Marsico’s portion of the Fund.

Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (48.71% of the Fund’s total assets)

Marsico achieved the greatest contribution to returns from holdings in Brazil, Switzerland, and the United Kingdom. As of December 31, 2009, these countries represented 10.18%, 14.76%, and 8.35% of Marsico’s total assets, respectively. From a sector perspective, the leading contributors to Marsico’s returns for the reporting period were holdings in Financials, Energy, and Materials. These sectors represented 23.66%, 7.10%, and 13.21% of Marsico’s total assets, respectively, as of yearend. The Fund’s holdings from Japan and Finland detracted slightly from the Fund’s returns during the year. As of December 31, 2009, Japan represented 8.06% of Marsico’s total assets, while Nokia, the only Finland-based company held by Marsico, was sold during the year.

The largest contributor to Marsico’s performance came from Credit Suisse Group AG (3.14% of Marsico’s total assets), which had a double-digit gain. The next two largest contributors were Petroleo Brasileiro SA ADR (1.42% of Marsico’s total assets) and Taiwan Semiconductor Manufacturing Co. Ltd. ADR (1.62% of Marsico’s total assets), which each posted double-digit gains, respectively. Among the remaining top 5 contributors to Marsico’s performance were Anheuser-Busch InBev NV (2.82% of Marsico’s total assets) and Itau Unibanco Holding SA ADR (1.04% of Marsico’s total assets), respectively, which each posted triple-digit gains. Anheuser-Busch InBev NV was purchased by Marsico during the year.

The largest detractors from Marsico’s performance came from Nintendo Co. Ltd. (0.55% of Marsico’s total assets) and Mizuho Financial Group Inc. (1.05% of Marsico’s total assets), which each posted double-digit declines, respectively. The next three largest detractors, respectively, were Roche Holding AG, JC Decaux SA, and Nokia OYJ, which each declined by double-digits before being sold by Marsico during the year.

*

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2009, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Northern Cross, LLC (51.29% of the Fund’s total assets)

Northern Cross achieved the greatest contribution to returns from holdings in the United Kingdom, Brazil, and France. As of December 31, 2009, these countries represented 13.55%, 12.27%, and 18.88% of Northern Cross’ total assets, respectively. From a sector perspective, the leading contributors to Northern Cross’ returns for the reporting period were holdings in Materials, Energy, Financials, and Industrials. These sectors represented 16.08%, 13.76%, 21.58%, and 18.62% of Northern Cross’ total assets, respectively, as of yearend. Holdings in Japan detracted slightly from returns during the year. As of December 31, 2009, Japan represented 4.63% of Northern Cross’ total assets.

The largest contributor to Northern Cross’ performance came from Petroleo Brasileiro SA Pfd. (3.87% of Northern Cross’ total assets), which posted a triple-digit gain. The next two largest contributors were BNP Paribas (3.02% of Northern Cross’ total assets) and Standard Chartered PLC (2.03% of Northern Cross’ total assets), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Itau Unibanco Holding SA ADR (2.58% of Northern Cross’ total assets) and BHP Billiton PLC (2.23% of Northern Cross’ total assets), which each posted double-digit gains.

The largest detractor from Northern Cross’ performance came from Lloyds TSB Group PLC, which had a double-digit decline before being sold by Northern Cross during the year. The next largest detractor was China Mobile Ltd. (0.92% of Northern Cross’ total assets), which posted a single-digit decline. Among the other top five detractors, respectively, were Sumitomo Trust & Banking Co. Ltd., Nomura Holdings Inc., and Shiseido Co. Ltd., which each declined before being sold by Northern Cross during the year.

Financial Highlights for this Fund can be found on page 104.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors (Barclays) previously served as the investment sub-adviser to the Fund. On December 1, 2009, the parent company of Barclays sold Barclays to BlackRock, Inc. As a result of the sale, Barclays changed its name to BlackRock Fund Advisors (BlackRock). State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (which invests in the Large Cap Equity Index Fund) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, the Large Cap Equity Index Fund had a total return of 26.07% compared to a 26.46% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2009, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of 26.46%. All ten of the Index’s sectors posted gains for the year.

Sector	Index Weighting (as of December 31, 2009)	Gain for Year
Information Technology	19.86%	60%
Financials	14.38%	15%
Health Care	12.63%	17%
Energy	11.48%	11%
Consumer Staples	11.36%	11%
Industrials	10.24%	17%
Consumer Discretionary	9.58%	39%
Utilities	3.70%	7%
Materials	3.60%	45%
Telecommunication Services	3.17%	3%

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The Fund’s top ten holdings had a mixed year, with six of the ten finishing the year with a gain.

Number three holding Apple, Inc. (1.91% of total net assets), part of the top-performing Information Technology sector, ended the year with the largest gain, up triple-digits. Number two holding Microsoft Corp. (2.36% of total net assets) and number six holding International Business Machines Corp. (1.73% of total net assets), also part of the Information Technology sector, finished the year with double-digit gains.

Number eight holding JPMorgan Chase & Co. (1.65% of total net assets) outperformed the 15% gain of its sector, Financials.

Energy sector holdings, including number one holding Exxon Mobil Corp. (3.25% of total net assets) and number ten holding Chevron Corp. (1.55% of total net assets) had mixed performance during 2009, with Exxon declining for the year while Chevron finished with a gain.

Performance of the Fund’s remaining top ten holdings include number four holding Johnson & Johnson (1.78% of total net assets) with a gain, while number five holding Procter & Gamble Co. (1.78% of total net assets), number seven holding AT&T, Inc. (1.66% of total net assets), and number nine holding General Electric Co. (1.62% of total net assets) finished the year with price declines.

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors (Barclays) previously served as the investment sub-adviser to the Fund. On December 1, 2009, the parent company of Barclays sold Barclays to BlackRock, Inc. As a result of the sale, Barclays changed its name to BlackRock Fund Advisors (BlackRock). State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes rebounded during 2009 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 27.17%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 28.43% for the year.

The market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2009, the Small Cap Equity Index Fund had a total return of 26.39% compared to a 27.17% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2009, before fees and expenses that are not found within the Index.

Within the Index, nine of the ten industry sectors delivered positive performance results for the performance period. The Materials sector (4.75% Index weighting) and Health Care sector (14.31% Index weighting) led the way, with gains of 61% and 61%, respectively. Information Technology (18.28% Index weighting) was close behind, with a gain of 60%.

The largest sector of the Index, Financials (20.25% Index weighting), proved to be the weakest sector, with a loss of -1%. However, three of the top ten holdings in the Fund were part of the Financials sector, and all posted gains for 2009: number four holding E*Trade Financial Corp. (0.29% of total net assets), number five holding Assured Guaranty Ltd. (0.28% of total net assets), and number eight holding Highwoods Properties Inc. (0.25% of total net assets).

Overall, all of the Fund’s ten largest holdings posted gains for the reporting period. Number one holding Human Genome Sciences Inc. (0.59% of total net assets) led the way among the top ten with a quadruple-digit gain. Four other top ten holdings posted triple-digit gains as well: number two holding Tupperware Brands Corp. (0.31% of total net assets), number three holding 3Com Corp. (0.31% of total net assets), number seven holding Skyworks Solutions Inc. (0.25% of total net assets), and number nine holding Domtar Corp. (0.24% of total net assets).

Performance of the Fund’s remaining top ten holdings includes number six holding Solera Holdings Inc. (0.26% of total net assets) and number ten holding Bally Technologies Inc. (0.24% of total net assets), both with double-digit gains.

The annual reconstitution of holdings within the Russell indices occurred on June 26, 2009. For the Index, the one-time 2009 reconstitution resulted in 316 companies being added to the Index while 193 companies were removed from the Index, a turnover of 25%.

Financial highlights for this Fund can be found on page 106.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

Barclays Global Fund Advisors (Barclays) previously served as the investment sub-adviser to the Fund. On December 1, 2009, the parent company of Barclays sold Barclays to BlackRock, Inc. As a result of the sale, Barclays changed its name to BlackRock Fund Advisors (BlackRock). State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period up with a total return of 31.78%, outperforming U.S. equity markets. Several factors, including significant monetary easing and fiscal stimulus of central banks and governments worldwide, and a falling U.S. dollar against other major currencies, helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period January 2009 through December 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The first three months of 2009 saw economies languishing in the grip of recession and corporate earnings remaining weak. However, markets rallied as investors gained confidence that fiscal and monetary measures worldwide would help restore the banking system to health and kick-start economic growth. The European Central Bank (ECB) cut its key interest rate from 2.50% in January to 1.00% by May, where it remained the rest of the year. The ECB also offered banks unlimited one-year loans for the first time in an effort to increase liquidity. The Bank of England lowered short-term interest rates from 2.00% as of the beginning of the year to 0.50% and undertook quantitative easing initiatives designed to help expand money supply and boost economic activity.

While the Bank of Japan kept its short-term rate at 0.10%, it implemented a money easing plan that could inject billions into the economy. Australia’s economy was one of the few to avoid a recession. The Reserve Bank of Australia raised its key lending rate by 25 basis points on three occasions in 2009 to end the year at 3.75%, making Australia the first major central bank to begin tightening monetary policy.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 11 other countries, each of which represents less than 2.50% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, the International Equity Index Fund had a total return of 28.01% compared to a 31.78% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, every major industry sector advanced during the reporting period. The largest sector, Financials (25.47% Index weighting), had a gain of 39% for 2009. Materials (10.39% Index weighting) experienced the largest gain among the sectors at 70%. At the other end of the spectrum, the Utilities sector (5.86% Index weighting) had the smallest gain, at 5% for the year.

In addition, all regions and countries within the Index advanced during 2009. The European region of the Index had a relatively stronger year when compared to the Index’s Pacific region, posting gains of 36% compared to 24%. Of the top ten countries within the Index, the fourth largest-weighted country Australia (8.43% Index weighting) had the largest gain, 76%, during 2009. Meanwhile, second largest-weighted country Japan (20.68% Index weighting) had the smallest gain of 6% for the year.

Performance for the remaining top ten countries by Index weighting during 2009:

Country	2009 Index Weighting	2009 Gain
United Kingdom	21.63%	43%
France	11.12%	32%
Germany	8.13%	25%
Switzerland	7.58%	25%
Spain	4.64%	43%
Italy	3.49%	27%
Netherlands	2.68%	42%
Sweden	2.49%	64%

Among the Fund’s ten largest holdings as of December 31, 2009, performance was positive for the reporting period, with all ten posting double-digit returns. Three of the top ten holdings were from the UK: number one holding HSBC Holdings PLC (1.92% of total net assets), number two holding BP PLC (1.76% of total net assets), and number eight holding Vodafone Group PLC (1.19% of total net assets). Spain’s Banco Santander SA, the Fund’s number five holding (1.28% of total net assets), posted the largest gain in the top ten during 2009. Number nine holding, Health Care giant Roche Holding AG (1.17% of total net assets), posted the smallest gain among the ten largest holdings for the reporting period.

Rounding out the rest of the top ten holdings are number three holding Nestle SA (1.64% of total net assets), number four holding Total SA (1.32% of total net assets), number six holding BHP Billiton Ltd. (1.25% of total net assets), number seven holding Toyota Motor Corp. (1.21% of total net assets), and number ten holding Telefonica SA (1.15% of total net assets).

Financial highlights for this Fund can be found on page 107.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009. As uncertainty surrounding the financial markets eased slightly during the year, investors seeking higher yields sold U.S. Treasuries, generally causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields, however, remained low with 3-month U.S. Treasury yields falling slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 2009.

Overall, for the year ended December 31, 2009, corporate bonds outperformed U.S. Treasuries across all maturities. For the 1-year period, the total return on corporate bonds in the Barclays Capital Government/Credit Intermediate Index was 18.56% compared to a total return of -1.41% on U.S. Treasuries in the Barclays Capital Government/Credit Intermediate Index. Among corporate bond sectors within the Barclays Capital Government/Credit Intermediate Index, utility bonds and financial institution bonds generated total returns of 21.58% and 18.96%, respectively, while industrial bonds had a total return of 18.32% for the year.

From a credit quality standpoint, lower credit quality bonds outperformed relative to higher credit quality bonds during the year. Among corporate bonds within the Barclays Capital Government/Credit Intermediate Index, Aaa-rated securities generated a total return of 1.00% compared to Aa-rated and A-rated securities, which had total returns of 9.54% and 15.67%, respectively, for the year. The best performing credit sector within the Barclays Capital Government/Credit Intermediate Index was Baa-rated securities, which provided a total return of 28.26% as of December 31, 20091.

[1]	Source: Barclays Capital Live®

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, the Stock and Bond Balanced Fund had a total return of 21.06%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was 18.10% for the 1-year period ended December 31, 2009. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2009, the Large Cap Equity Index Fund and the Bond Fund returned 26.07% and 12.25% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2009, before fees and expenses that are not found within the Index.

The S&P 500 Index finished the year with a total return of 26.46%. All ten of the S&P 500 Index’s sectors posted gains for the year.

Sector	S&P 500 Index Weighting (as of December 31, 2009)	Gain for Year
Information Technology	19.86%	60%
Financials	14.38%	15%
Health Care	12.63%	17%
Energy	11.48%	11%
Consumer Staples	11.36%	11%
Industrials	10.24%	17%
Consumer Discretionary	9.58%	39%
Utilities	3.70%	7%
Materials	3.60%	45%
Telecommunication Services	3.17%	3%

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index.

The S&P 500 Index, the Barclays Capital Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

The Large Cap Equity Index Fund’s top ten holdings had a mixed year, with six of the ten finishing the year with a gain.

Number three holding Apple, Inc. (1.91% of the Large Cap Equity Index Fund’s total net assets), part of the top-performing Information Technology sector, ended the year with the largest gain, up triple-digits.

Number two holding Microsoft Corp. (2.36% of the Large Cap Equity Index Fund’s total net assets) and number six holding International Business Machines Corp. (1.73% of the Large Cap Equity Index Fund’s total net assets), also part of the Information Technology sector, each finished the year with double-digit gains.

Number eight holding JPMorgan Chase & Co. (1.65% of the Large Cap Equity Index Fund’s total net assets) outperformed the 15% gain of the Financial Sector.

Energy sector holdings, including number one holding Exxon Mobil Corp. (3.25% of the Large Cap Equity Index Fund’s total net assets) and number ten holding Chevron Corp. (1.55% of the Large Cap Equity Index Fund’s total net assets) had mixed performance during 2009, with Exxon declining for the year while Chevron finished with a gain.

Performance of the Fund’s remaining top ten holdings include number four holding Johnson & Johnson (1.78% of the Large Cap Equity Index Fund’s total net assets) with a gain, while number five holding Procter & Gamble Co. (1.78% of the Large Cap Equity Index Fund’s total net assets), number seven holding AT&T, Inc. (1.66% of the Large Cap Equity Index Fund’s total net assets), and number nine holding General Electric Co. (1.62% of the Large Cap Equity Index Fund’s total net assets) each finished the year with price declines.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The Bond Fund’s allocation to corporate bonds combined with positive double-digit total returns from the corporate bonds the Bond Fund held helped performance during the year. As of December 31, 2009, the Bond Fund had 82.23% of its total net assets invested in corporate bonds versus the Barclays Capital Government/Credit Intermediate Index, which had 28.39% in corporate bonds.

The Bond Fund’s holdings of U.S. Treasuries declined slightly in value during the year, but only moderately hindered performance as the Bond Fund had a small weighting in U.S. Treasuries. As of December, 31, 2009, the Bond Fund had 7.22% of its total net assets invested in U.S. Treasuries versus the Barclays Capital Government/Credit Intermediate Index, which had 47.97% in U.S. Treasuries.

The Bond Fund’s overweight position in corporate bonds relative to the Barclays Capital Government/Credit Intermediate Index was the primary reason that the Fund outperformed the Barclays Capital Government/Credit Intermediate Index for the 1-year reporting period. Also contributing to the relative outperformance of the Bond Fund versus the Barclays Capital Government/Credit Intermediate Index was the Bond Fund’s underweight position in U.S. Treasuries.

The Bond Fund’s high credit quality orientation within corporate bonds somewhat hindered performance relative to the Barclays Capital Government/Credit Intermediate Index as lower credit quality securities outperformed higher credit quality securities during the year.

The option-adjusted duration of the Bond Fund stood at approximately 3.41 years at the end of 2009, down from 3.72 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital Government/Credit Intermediate Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period, the market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009. As uncertainty surrounding the financial markets eased slightly during the year, investors seeking higher yields sold U.S. Treasuries, generally causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields, however, remained low with 3-month U.S. Treasury yields falling slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 2009.

Overall, for the year ended December 31, 2009, corporate bonds outperformed U.S. Treasuries across all maturities. For the 1-year period, the total return on corporate bonds in the Index was 18.56% compared to a total return of –1.41% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, utility bonds and financial institution bonds generated total returns of 21.58% and 18.96%, respectively, while industrial bonds had a total return of 18.32% for the year.

From a credit quality standpoint, lower credit quality bonds outperformed relative to higher credit quality bonds during the year. Among corporate bonds within the Index, Aaa-rated securities generated a total return of 1.00% compared to Aa-rated and A-rated securities, which had total returns of 9.54% and 15.67%, respectively, for the year. The best performing credit sector within the Index was Baa-rated securities, which provided a total return of 28.26% as of December 31, 20091.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: Barclays Capital Live®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, the Bond Fund had a total return of 12.25% compared to a return of 5.24% for the Barclays Capital Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s allocation to corporate bonds combined with positive double-digit total returns from the corporate bonds the Fund held helped performance during the year. As of December 31, 2009, the Fund had 82.23% of total net assets invested in corporate bonds versus the Index, which had 28.39% in corporate bonds.

The Fund’s holdings of U.S. Treasuries declined slightly in value during the year, but only moderately hindered performance as the Fund had a small weighting in U.S. Treasuries. As of December, 31, 2009, the Fund had 7.22% of total net assets invested in U.S. Treasuries versus the Index, which had 47.97% in U.S. Treasuries.

The Fund’s overweight position in corporate bonds relative to the Index was the primary reason that the Fund outperformed the Index for the 1-year reporting period. Also contributing to the relative outperformance of the Fund versus the Index was the Fund’s underweight position in U.S. Treasuries.

The Fund’s high credit quality orientation within corporate bonds somewhat hindered performance relative to the Index as lower credit quality securities outperformed higher credit quality securities during the year.

The option-adjusted duration of the Fund stood at approximately 3.41 years at the end of 2009, down from 3.72 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this fund can be found on page 109.

*	The Barclays Capital Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Capital Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 110.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)(1)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[2]
Large Cap Equity Fund
Actual	1,000.00	1,190.73	0.70%	3.87
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57
Small/Mid Cap Equity Fund
Actual	1,000.00	1,237.24	0.90%	5.08
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58
International Equity Fund
Actual	1,000.00	1,239.20	1.00%	5.64
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09
Large Cap Equity Index Fund
Actual	1,000.00	1,224.12	0.31%	1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31%	1.58
Small Cap Equity Index Fund
Actual	1,000.00	1,235.20	0.50%	2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55
International Equity Index Fund
Actual	1,000.00	1,212.63	0.68%	3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.78	0.68%	3.47
Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,152.69	0.42%	2.28
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42%	2.14

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[2]
Bond Fund
Actual	1,000.00	1,045.95	0.58%	2.99
Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.58%	2.96
Money Market Fund
Actual	1,000.00	1,000.00	0.18%	0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.30	0.18%	0.92

[1]

This expense example reflects only the underlying Fund fees. As an owner of an interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.

[2]	Expenses are equal to the fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year.

Board Approval of Investment Sub-Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Variable Product Trust (the “Trust”) held on September 18, 2009, all of the Trustees present, including those Trustees present who were not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), voted unanimously to, among other things, approve an investment sub-advisory agreement between the Trust, State Farm Investment Management Corp. (the “Manager”) and BlackRock Fund Advisors (the “BlackRock Sub-Advisory Agreement”) to become effective December 1, 2009. The BlackRock Sub-Advisory Agreement appointed BlackRock Fund Advisors to become sub-adviser to the Trust’s Large Cap Equity Index Fund, Small Cap Equity Index Fund and International Equity Index Fund (each a “Fund” and together the “Equity Index Funds”).

At the September 18, 2009, Board meeting, the Manager explained to the Board that Barclays Global Fund Advisors (“BGFA”) currently served and was expected to continue to serve as investment sub-adviser to the Equity Index Funds until December 1, 2009. Previously the Trust and the Manager entered into an investment sub-advisory agreement with BGFA appointing BGFA as sub-adviser to the Equity Index Funds. This agreement will be referred to as the “BGFA Sub-Advisory Agreement.”

Before December 1, 2009, BGFA was a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”). Effective December 1, 2009, BlackRock, Inc. acquired the voting securities of BGI and BGFA (the “BlackRock Transaction”), and re-named BGFA “BlackRock Fund Advisors.” The BlackRock Transaction resulted in the automatic termination of the BGFA Sub-Advisory Agreement.

The Manager provided the Board with information that the Manager believed would be useful to the Board in evaluating whether to approve the BlackRock Sub-Advisory Agreement. In addition, the Board received and reviewed a memorandum from the legal counsel to the Trust and their Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering these actions.

The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the BlackRock Sub-Advisory Agreement are discussed separately below.

Investment Performance

The Manager explained to the Board that, after the consummation of the BlackRock Transaction, the same BGFA portfolio managers employing the same investment strategies would continue to serve as portfolio managers to the Equity Index Funds. After the closing of the BlackRock Transaction, the portfolio managers for the Equity Index Funds will be employed by BlackRock Fund Advisors or an affiliate. Therefore, the Board determined that BGFA’s performance as sub-adviser to the Equity Index Funds was relevant to the Board’s consideration of the BlackRock Sub-Advisory Agreement because it was reasonable to expect similar performance results by BlackRock Fund Advisors. The Board also considered its previous review of each Equity Index Fund’s investment performance, which consideration occurred at the Board’s regular meeting on June 12, 2009. Among other things, the Board had examined at that time the year-to-date, one-, three-, five-, and ten-year performance of each Equity Index Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and load structures (“Peer Funds”). After considering this information, the Board concluded that BlackRock Fund Advisors could produce similar performance results for the Equity Index Funds.

Fees and Expenses

The Board considered the costs of the services proposed to be provided by BlackRock Fund Advisors. The Board first noted that the overall costs to the shareholders of the Equity Index Funds would not change because the Manager was solely responsible for the payment of the sub-advisory fees and there was no change in the sub-advisory fees. After considering this information, the Board concluded that the proposed sub-advisory fees to be paid to BlackRock Fund Advisors pursuant to the BlackRock Sub-Advisory Agreement were reasonable and would be in the best interest of the Funds’ shareholders.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the sub-advisory services proposed to be provided by BlackRock Fund Advisors to the Equity Index Funds. The Board had considered the make-up, education and experience of the teams that will be responsible for managing the Funds at BlackRock Fund Advisors at its June meeting, and noted that the team will remain the same. After considering all of this information, the Board concluded that BlackRock Fund Advisors should have more than sufficient resources and expertise to sub-advise the Equity Index Funds, and that BlackRock Fund Advisors would be able to provide satisfactory services to the Trust. The Board also considered the view of the Trust’s Chief Compliance Officer that the compliance policies and procedures of BlackRock Fund Advisors were reasonably designed to prevent and detect violations of the federal securities laws.

Economies of Scale/Other Benefits

Because the Manager’s investment advisory fees charged to the Equity Index Funds currently do not include breakpoints and because the Manager currently does not anticipate a significant increase in the amount of assets of any Fund, economies of scale for the benefit of Fund shareholders was not a significant factor in the Board’s decision to approve the BlackRock Sub-Advisory Contract. The Manager does not anticipate significant increases in the Equity Index Funds’ assets because State Farm VP Management Corp. no longer is selling new variable insurance policies, the separate accounts of which invest in the Funds. Any potential future growth of Fund assets could result from market appreciation of existing Funds’ assets and/or contractowners making additional or new contributions into those policies.

The Board next discussed whether BlackRock Fund Advisors will derive any other direct or indirect benefits from serving as investment sub-adviser to the Equity Index Funds. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than fees) that BlackRock Fund Advisors (and its respective affiliates,) receive (or would receive) for providing various services to the Equity Index Funds. The Board concluded that the lack of any ancillary or so-called “fallout” benefits would enable BlackRock Fund Advisors to manage assets of the Equity Index Funds in a manner that would be free of conflicts of interest.

Actions Taken

Based on the Board’s deliberations and their evaluation of the recommendations of the Manager and the information provided by the Manager, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the BlackRock Sub-Advisory Agreement to become effective upon the closing of the BlackRock Transaction, which occurred on December 1, 2009.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (99.16%)
Consumer Discretionary (16.41%)
Advance Auto Parts Inc.	3,100	$125,488
Amazon.com Inc. (a)	3,200	430,464
Apollo Group Inc. Class A (a)	1,400	84,812
AutoZone Inc. (a)	800	126,456
Comcast Corp. Class A	29,300	493,998
DIRECTV Class A (a)	10,000	333,500
Discovery Communications Inc. Class A (a)	4,900	150,283
Dollar Tree Inc. (a)	3,100	149,730
Expedia Inc. (a)	9,000	231,390
Family Dollar Stores Inc.	4,500	125,235
GAP Inc., The	14,100	295,395
ITT Educational Services Inc. (a)	1,400	134,344
McDonald’s Corp.	4,200	262,248
NIKE Inc. Class B	7,900	521,953
O’Reilly Automotive Inc. (a)	3,400	129,608
Priceline.com Inc. (a)	1,600	349,600
Ross Stores Inc.	4,500	192,195
Starbucks Corp. (a)	6,400	147,584
Thomson Reuters Corp.	3,900	125,775
TJX Companies Inc.	6,900	252,195
TRW Automotive Holdings Corp. (a)	12,500	298,500
Walt Disney Co., The	6,500	209,625

		5,170,378

Consumer Staples (6.88%)
Coca-Cola Co., The	2,600	148,200
Coca-Cola Enterprises Inc.	7,400	156,880
CVS Caremark Corp.	10,700	344,647
General Mills Inc.	2,200	155,782
Green Mountain Coffee Roasters Inc. (a)	900	73,323
Kraft Foods Inc. Class A	5,000	135,900
Mead Johnson Nutrition Co. Class A	4,184	182,841
PepsiCo Inc.	2,200	133,760
Philip Morris International Inc.	6,000	289,140
Sysco Corp.	7,400	206,756
Walgreen Co.	5,500	201,960
Wal-Mart Stores Inc.	2,600	138,970

		2,168,159

Energy (11.49%)
Anadarko Petroleum Corp.	6,300	393,246
Apache Corp.	4,100	422,997
Cameron International Corp. (a)	4,300	179,740
Chevron Corp.	6,300	485,037
ConocoPhillips	4,100	209,387
Devon Energy Corp.	2,800	205,800
Diamond Offshore Drilling Inc.	2,600	255,892
Exxon Mobil Corp.	8,500	579,615
Occidental Petroleum Corp.	4,900	398,615
Southwestern Energy Co. (a)	5,700	274,740
Transocean Ltd. (a)	2,600	215,280

		3,620,349

	Shares	Value
Common Stocks (Cont.)
Financials (12.44%)
ACE Ltd. (a)	7,800	$393,120
Aflac Inc.	3,400	157,250
Ameriprise Financial Inc.	5,400	209,628
Aon Corp.	3,500	134,190
Bank of America Corp.	20,400	307,224
BlackRock Inc.	700	162,540
Franklin Resources Inc.	3,300	347,655
Hudson City Bancorp Inc.	18,300	251,259
JPMorgan Chase & Co.	11,000	458,370
MetLife Inc.	10,500	371,175
New York Community Bancorp Inc.	10,400	150,904
State Street Corp.	2,300	100,142
Travelers Companies Inc.	7,400	368,964
Wells Fargo & Co.	18,800	507,412

		3,919,833

Health Care (14.61%)
Allergan Inc.	2,800	176,428
Amgen Inc. (a)	3,800	214,966
Baxter International Inc.	2,200	129,096
Becton Dickinson & Co.	2,600	205,036
Biogen Idec Inc. (a)	3,700	197,950
Bristol-Myers Squibb Co.	13,871	350,242
Cerner Corp. (a)	2,900	239,076
Covidien Plc	4,500	215,505
CR Bard Inc.	1,600	124,640
Express Scripts Inc. (a)	3,800	328,510
Gilead Sciences Inc. (a)	4,700	203,416
Intuitive Surgical Inc. (a)	900	272,988
Johnson & Johnson	9,300	599,013
Life Technologies Corp. (a)	3,100	161,913
Medtronic Inc.	2,900	127,542
Merck & Co. Inc.	5,800	211,932
Mylan Inc. (a)	8,800	162,184
Myriad Genetics Inc. (a)	3,800	99,180
Pfizer Inc.	23,200	422,008
Stryker Corp.	3,200	161,184

		4,602,809

Industrials (10.54%)
3M Co.	1,700	140,539
CH Robinson Worldwide Inc.	2,300	135,079
CSX Corp.	2,500	121,225
Cummins Inc.	4,500	206,370
Deere & Co.	7,400	400,266
FedEx Corp.	2,400	200,280
First Solar Inc. (a)	1,600	216,640
General Electric Co.	19,700	298,061
Honeywell International Inc.	9,800	384,160
ITT Corp.	3,700	184,038
Raytheon Co.	3,200	164,864
Union Pacific Corp.	8,000	511,200
United Technologies Corp.	2,900	201,289

See accompanying notes to financial statements.	33

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
WW Grainger Inc.	1,600	$154,928

		3,318,939
Information Technology (19.80%)
Amphenol Corp. Class A	3,900	180,102
Apple Inc. (a)	1,900	400,634
CA Inc.	16,200	363,852
Cisco Systems Inc. (a)	23,100	553,014
Cognizant Technology Solutions Corp. Class A (a)	4,600	208,380
Corning Inc.	22,000	424,820
eBay Inc. (a)	8,200	193,028
EMC Corp. (a)	10,900	190,423
Equinix Inc. (a)	3,100	329,065
Google Inc. Class A (a)	650	402,987
Hewlett-Packard Co.	3,800	195,738
Intel Corp.	17,500	357,000
International Business Machines Corp.	4,800	628,320
Juniper Networks Inc. (a)	6,900	184,023
MasterCard Inc. Class A	1,600	409,568
Microsoft Corp.	12,600	384,174
Oracle Corp.	15,600	382,824
Visa Inc. Class A Shares	2,100	183,666
Western Digital Corp. (a)	6,000	264,900

		6,236,518

Materials (3.53%)
E.I. du Pont de Nemours & Co.	9,700	326,599
Ecolab Inc.	1,600	71,344
Lubrizol Corp., The	2,100	153,195
Nucor Corp.	4,800	223,920
Potash Corporation of Saskatchewan Inc.	1,400	151,900
Praxair Inc.	2,300	184,713

		1,111,671

Telecommunication Services (1.54%)
AT&T Inc.	17,300	484,919

		484,919

Utilities (1.92%)
Dominion Resources Inc.	5,200	202,384
FPL Group Inc.	3,700	195,434
PG&E Corp.	4,600	205,390

		603,208

Total Common Stocks
(cost $29,013,311)		31,236,783

	Shares	Value
Short-term Investments (0.77%)
JPMorgan U.S. Government Money Market Fund	244,211	$244,211

Total Short-term Investments
(cost $244,211)		244,211

TOTAL INVESTMENTS (99.93%)
(cost $29,257,522)		31,480,994
OTHER ASSETS, NET OF LIABILITIES (0.07%)		21,139

NET ASSETS (100.00%)		$31,502,133

(a)	Non-income producing security.

34	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (99.13%)
Consumer Discretionary (17.23%)
American Greetings Corp. Class A	12,900	$281,091
Bally Technologies Inc. (a)	2,645	109,212
Belo Corp. Class A	46,600	253,504
Best Buy Company Inc.	1,770	69,844
Big Lots Inc. (a)	6,230	180,545
Bob Evans Farms Inc.	7,100	205,545
BorgWarner Inc.	2,890	96,006
Carnival Corp. (a)	2,180	69,084
Carrols Restaurant Group Inc. (a)	18,500	130,795
Coach Inc.	2,550	93,152
Discovery Communications Inc. Class A (a)	5,450	167,152
DreamWorks Animation SKG Inc. Class A (a)	4,030	160,998
Family Dollar Stores Inc.	4,350	121,060
Fossil Inc. (a)	2,760	92,626
GAP Inc., The	4,570	95,742
Guess? Inc.	3,670	155,241
Jarden Corp.	5,690	175,878
Jo-Ann Stores Inc. (a)	9,500	344,280
Kirkland’s Inc. (a)	23,700	411,669
La-Z-Boy Inc. (a)	18,700	178,211
LKQ Corp. (a)	3,675	71,993
Macy’s Inc.	7,860	131,734
Newell Rubbermaid Inc.	9,700	145,597
Nordstrom Inc.	4,880	183,390
NVR Inc. (a)	160	113,714
Polaris Industries Inc.	3,800	165,794
Priceline.com Inc. (a)	540	117,990
Starbucks Corp. (a)	4,595	105,961
Steak n Shake Co., The (a)	630	204,196
Stein Mart Inc. (a)	23,800	253,708
Tractor Supply Co. (a)	2,360	124,986
UniFirst Corp.	4,600	221,306
Urban Outfitters Inc. (a)	4,510	157,805
VF Corp.	1,250	91,550
Warnaco Group Inc. (a)	2,250	94,928

		5,576,287

Consumer Staples (2.57%)
Avon Products Inc.	3,555	111,982
Casey’s General Stores Inc.	3,300	105,336
Church & Dwight Co. Inc.	2,100	126,945
Estee Lauder Companies Inc. Class A, The	1,940	93,818
J.M. Smucker Co.	3,475	214,581
Molson Coors Brewing Co. Class B	1,250	56,450
Seneca Foods Corp. Class A (a)	5,200	124,124

		833,236

Energy (8.79%)
Cameron International Corp. (a)	4,610	192,698
Concho Resources Inc. (a)	6,375	286,238
Crosstex Energy Inc.	27,800	168,190
Dresser-Rand Group Inc. (a)	7,580	239,604
EXCO Resources Inc.	9,780	207,629

	Shares	Value
Common Stocks (Cont.)
Energy (cont.)
Natural Gas Services Group (a)	11,600	$218,660
Newfield Exploration Co. (a)	2,390	115,270
Noble Corp.	3,850	156,695
Oceaneering International Inc. (a)	1,300	76,076
Rosetta Resources Inc. (a)	27,600	550,068
Vanguard Natural Resources LLC	12,200	269,254
Whiting Petroleum Corp. (a)	2,690	192,254
World Fuel Services Corp.	6,400	171,456

		2,844,092

Financials (19.63%)
ACE Ltd. (a)	1,560	78,624
Affiliated Managers Group Inc. (a)	4,020	270,747
Alliance Financial Corp.	5,500	149,325
American Physicians Capital Inc.	6,800	206,176
Ameriprise Financial Inc.	5,220	202,640
Amerisafe Inc. (a)	18,500	332,445
AmTrust Financial Services Inc.	11,300	133,566
Annaly Capital Management Inc.	3,330	57,776
Beneficial Mutual Bancorp Inc. (a)	20,800	204,672
BioMed Realty Trust Inc.	10,930	172,475
California First National Bancorp	5,600	73,136
Century Bancorp Inc. Class A	905	19,937
Commerce Bancshares Inc.	3,559	137,804
Danvers Bancorp Inc.	10,800	140,292
Delphi Financial Group Inc. Class A	7,200	161,064
Digital Realty Trust Inc.	4,895	246,121
Evercore Partners Inc. Class A	6,300	191,520
First Niagara Financial Group Inc.	11,570	160,939
First Potomac Realty Trust	6,600	82,962
Franklin Resources Inc.	2,100	221,235
Infinity Property & Casualty Corp.	3,400	138,176
Invesco Ltd.	3,610	84,799
Kilroy Realty Corp.	3,200	98,144
Marsh & McLennan Companies Inc.	2,040	45,043
Meadowbrook Insurance Group Inc.	15,900	117,660
Nelnet Inc. Class A	11,300	194,699
Northern Trust Corp.	1,610	84,364
One Liberty Properties Inc. (a)	20,421	179,296
Park National Corp.	2,500	147,200
Prospect Capital Corp.	10,600	125,186
Radian Group Inc.	12,900	94,299
Raymond James Financial Inc.	4,190	99,596
SEI Investments Co.	3,960	69,379
Signature Bank (a)	5,280	168,432
Southside Bancshares Inc.	7,300	143,226
State Street Corp.	3,910	170,241
TD Ameritrade Holding Corp. (a)	8,360	162,017
Tower Group Inc.	5,300	124,073
Triangle Capital Corp.	13,300	160,797
United Financial Bancorp Inc.	11,700	153,387
Unitrin Inc.	7,300	160,965
Weingarten Realty Investors	9,021	178,526
World Acceptance Corp. (a)	5,800	207,814

		6,350,775

See accompanying notes to financial statements.	35

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (12.59%)
Alexion Pharmaceuticals Inc. (a)	2,040	$99,593
Allscripts-Misys Healthcare
Solutions Inc. (a)	6,070	122,796
BioScrip Inc. (a)	20,600	172,216
Celgene Corp. (a)	2,330	129,734
Cephalon Inc. (a)	1,820	113,586
Community Health Systems Inc. (a)	3,000	106,800
Covance Inc. (a)	1,590	86,766
Cyberonics Inc. (a)	10,000	204,400
Emergency Medical Services Corp. Class A (a)	3,800	205,770
ev3 Inc. (a)	31,200	416,208
Express Scripts Inc. (a)	1,700	146,965
Gentiva Health Services Inc. (a)	4,200	113,442
Healthspring Inc. (a)	23,400	412,074
Hologic Inc. (a)	3,989	57,840
Immucor Inc. (a)	2,465	49,892
Inverness Medical Innovations Inc. (a)	3,040	126,190
Life Technologies Corp. (a)	4,920	256,972
Medicis Pharmaceutical Corp. Class A	9,200	248,860
Mylan Inc. (a)	5,860	108,000
Par Pharmaceutical Companies Inc. (a)	8,600	232,716
Providence Service Corp. (a)	1,710	27,018
Psychiatric Solutions Inc. (a)	2,405	50,842
QIAGEN NV (a)	8,820	196,862
RehabCare Group Inc. (a)	5,700	173,451
Shire PLC ADR	1,790	105,073
United Therapeutics Corp. (a)	2,090	110,038

		4,074,104

Industrials (10.35%)
AMETEK Inc.	4,215	161,182
Briggs & Stratton Corp.	7,600	142,196
Chart Industries Inc. (a)	17,100	283,005
Con-way Inc.	2,910	101,588
Copart Inc. (a)	3,175	116,300
CSX Corp.	2,900	140,621
Cummins Inc.	4,430	203,160
EMCOR Group Inc. (a)	6,100	164,090
Expeditors International of Washington Inc.	3,500	121,555
Flowserve Corp.	1,780	168,263
FTI Consulting Inc. (a)	4,350	205,146
General Cable Corp. (a)	1,800	52,956
International Shipholding Corp.	4,800	149,136
Iron Mountain Inc. (a)	6,790	154,540
M & F Worldwide Corp. (a)	6,200	244,900
MSC Industrial Direct Company Inc. Class A	1,660	78,020
Oshkosh Corp.	4,690	173,671
Polypore International Inc. (a)	16,600	197,540
Precision Castparts Corp.	1,165	128,558
Valmont Industries Inc.	1,610	126,305
Verisk Analytics Inc. Class A (a)	2,360	71,461
VSE Corp.	3,700	166,796

		3,350,989

	Shares	Value
Common Stocks (Cont.)
Information Technology (18.08%)
Activision Blizzard Inc. (a)	7,295	$81,047
Acxiom Corp. (a)	8,000	107,360
Alliance Data Systems Corp. (a)	5,620	362,996
Amphenol Corp. Class A	1,975	91,206
ANSYS Inc. (a)	2,855	124,078
Broadcom Corp. Class A (a)	5,095	160,238
Brocade Communications Systems Inc. (a)	11,860	90,492
CEVA Inc. (a)	13,100	168,466
Check Point Software Technologies Ltd. (a)	3,425	116,039
Citrix Systems Inc. (a)	3,430	142,722
Cognizant Technology Solutions Corp. Class A (a)	3,540	160,362
CSG Systems International Inc. (a)	7,600	145,084
EarthLink Inc.	21,800	181,158
F5 Networks Inc. (a)	1,450	76,821
GSI Technology Inc. (a)	29,400	131,712
Hewitt Associates Inc. Class A (a)	4,395	185,733
Intersil Corp.	5,125	78,618
Juniper Networks Inc. (a)	4,530	120,815
Marchex Inc. Class B	27,400	139,192
Marvell Technology Group Ltd. (a)	9,645	200,134
Mercury Computer Systems Inc. (a)	14,000	154,140
MICROS Systems Inc. (a)	4,710	146,151
Multi-Fineline Electronix Inc. (a)	8,200	232,634
NetApp Inc. (a)	2,390	82,192
Nuance Communications Inc. (a)	13,520	210,101
NVIDIA Corp. (a)	6,590	123,101
Palm Inc. (a)	5,400	54,216
Richardson Electronics Ltd.	26,000	152,620
Silicon Laboratories Inc. (a)	2,915	140,911
SYNNEX Corp. (a)	9,500	291,270
Tech Data Corp. (a)	7,900	368,614
Teradyne Inc. (a)	10,930	117,279
Trimble Navigation Ltd. (a)	4,160	104,832
Unisys Corp. (a)	10,100	389,456
United Online Inc.	19,001	136,617
UTStarcom Inc. (a)	58,800	128,772
Wright Express Corp. (a)	4,800	152,928

		5,850,107

Materials (6.35%)
Airgas Inc.	3,830	182,308
AK Steel Holding Corp.	6,060	129,381
Albemarle Corp.	3,880	141,116
Bway Holding Co. (a)	13,400	257,548
Cliffs Natural Resources Inc.	3,260	150,253
Greif Inc.	1,890	102,022
Rock-Tenn Co. Class A	4,700	236,927
Scotts Miracle-Gro Co. Class A, The	2,950	115,964
Silver Wheaton Corp. (a)	8,810	132,326
Temple-Inland Inc.	10,300	217,433
Thompson Creek Metals Company Inc. (a)	1,940	22,737
US Gold Corp. (a)	27,200	67,456

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Materials (cont.)
Valspar Corp.	6,150	$166,911
Walter Energy Inc.	1,740	131,039

		2,053,421

Telecommunication Services (0.88%)
American Tower Corp. Class A (a)	3,820	165,062
SBA Communications Corp. Class A (a)	3,510	119,902

		284,964

Utilities (2.66%)
AES Corp., The (a)	25,900	344,729
Aqua America Inc.	8,550	149,711
ITC Holdings Corp.	2,285	119,026
Nicor Inc.	2,000	84,200
NorthWestern Corp.	6,300	163,926

		861,592

Total Common Stocks
(cost $27,446,601)		32,079,567

Short-term Investments (0.83%)
JPMorgan U.S. Government Money Market Fund	267,937	267,937

Total Short-term Investments
(cost $267,937)		267,937

TOTAL INVESTMENTS (99.96%)
(cost $27,714,538)		32,347,504
OTHER ASSETS, NET OF LIABILITIES (0.04%)		11,460

NET ASSETS (100.00%)		$32,358,964

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (a) (92.37%)
Australia (1.93%)
BHP Billiton PLC	12,700	$404,876
CSL Ltd.	9,357	272,097

		676,973

Austria (0.34%)
Erste Group Bank AG	3,255	120,952

Belgium (2.17%)
Anheuser-Busch InBev NV	14,767	764,445

Brazil (6.50%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	18,200	256,117
Gafisa SA	15,800	256,285
Itau Unibanco Holding SA ADR	28,430	649,341
JBS SA	19,300	103,318
JBS SA Rights (b) (c)	27	0
OGX Petroleo e Gas Participacoes SA	30,000	294,658
PDG Realty SA Empreendimentos e Participacoes	16,700	166,424
Petroleo Brasileiro SA ADR	5,154	245,743
Redecard SA	3,563	59,349
Vale SA Sponsored ADR	8,800	255,464

		2,286,699

Canada (1.22%)
Cameco Corp.	8,051	259,001
Canadian National Railway Co.	1,550	84,258
Research In Motion Ltd. (b)	1,265	85,438

		428,697

China (4.33%)
Baidu Inc. Sponsored ADR (b)	392	161,202
Chaoda Modern Agriculture (Holdings) Ltd.	4,000	4,268
China Life Insurance Co. Ltd. H	51,000	249,557
China Mobile Ltd.	18,000	167,481
China Petroleum and Chemical Corp. (Sinopec) H	218,000	192,067
China Resources Enterprise Ltd.	24,000	87,343
CNOOC Ltd.	108,000	168,258
Ctrip.com International Ltd. ADR (b)	2,300	165,278
Longtop Financial Technologies Ltd. Sponsored ADR (b)	3,193	118,205
PetroChina Company Ltd. H	86,000	102,241
Tencent Holdings Ltd.	5,000	108,267

		1,524,167

Denmark (3.71%)
A P Moller-Maersk A/S Class B	25	175,647
Novo Nordisk A/S Class B	12,645	807,278
Novozymes A/S B Shares	941	97,899
Vestas Wind Systems A/S (b)	3,686	224,414

		1,305,238

	Shares	Value
Common Stocks (Cont.)
France (12.50%)
Accor SA	5,788	$316,731
Alstom SA	4,229	295,759
AXA	12,732	298,934
BNP Paribas	8,990	713,069
Compagnie de Saint-Gobain	6,800	368,875
Compagnie Generale des Etablissements Michelin Class B	3,266	250,139
Groupe DANONE	2,802	171,768
JC Decaux SA (b)	6,500	157,774
L’Oreal SA	2,200	245,709
Pernod Ricard SA	3,899	333,402
Publicis Groupe	1,993	81,036
Schneider Electric SA	5,325	619,152
Total SA	4,200	269,766
Veolia Environnement	8,299	273,561

		4,395,675

Germany (7.22%)
Allianz SE Reg.	1,475	182,841
BASF SE	9,470	586,105
Daimler AG Registered Shares	11,978	637,992
Infineon Technologies AG (b)	51,043	283,971
Linde AG	3,400	409,640
Metro AG	4,118	251,498
ThyssenKrupp AG	4,966	186,683

		2,538,730

Hong Kong (2.43%)
Cheung Kong Holdings Ltd.	50,000	642,508
China Pacific Insurance (Group) Company Ltd. H (b)	8,200	32,680
Esprit Holdings Ltd.	850	5,639
Hang Lung Properties Ltd.	22,000	86,248
Noble Group Ltd.	38,000	87,163

		854,238

India (1.72%)
ICICI Bank Ltd. Sponsored ADR	9,088	342,708
Reliance Industries Ltd. Sponsored GDR (d)	5,600	260,400

		603,108

Ireland (0.50%)
Covidien PLC	3,700	177,193

Israel (0.61%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	3,828	215,057

Italy (1.32%)
Eni SpA	8,000	203,726
Fiat SpA (b)	17,812	260,660

		464,386

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (6.35%)
Daikin Industries Ltd.	4,200	$165,888
Daiwa Securities Group Inc.	34,000	171,110
FamilyMart Co. Ltd.	5,300	156,464
Fanuc Ltd.	3,800	354,167
Honda Motor Co. Ltd.	11,400	386,787
Japan Tobacco Inc.	79	266,743
Marubeni Corp.	67,000	370,106
Mizuho Financial Group Inc.	100,400	180,550
Nintendo Co. Ltd.	400	95,535
SUMCO Corp.	4,900	86,585

		2,233,935

Malaysia (1.33%)
Genting Berhad	98,400	209,738
Sime Darby Berhad	98,000	256,034

		465,772

Mexico (0.74%)
Cemex SAB de C.V. Participant Certificate Sponsored ADR (b)	22,078	260,962

Netherlands (1.97%)
Akzo Nobel NV	3,908	259,159
ASML Holding NV - NY Reg.	6,119	208,914
Royal Dutch Shell PLC Class A	7,494	225,809

		693,882

Norway (0.57%)
StatoilHydro ASA	8,050	200,764

Singapore (2.93%)
Capitaland Ltd.	114,500	339,671
DBS Group Holdings Ltd.	25,176	273,688
Keppel Corp. Ltd.	38,000	221,355
United Overseas Bank Ltd.	14,000	194,877

		1,029,591

South Africa (0.60%)
AngloGold Ashanti Ltd. Sponsored ADR	4,400	176,792
Sasol Ltd.	860	34,464

		211,256

Spain (3.41%)
Banco Bilbao Vizcaya Argentaria SA	9,307	169,620
Industria de Diseno Textil SA	2,605	162,689
Telefonica SA	30,985	867,241

		1,199,550

Sweden (2.46%)
Atlas Copco AB Class A	24,900	366,027
Investor AB B Shares	9,000	166,701
Sandvik AB	17,000	204,713
Telefonaktiebolaget LM Ericsson B Shares	13,793	126,979

		864,420

	Shares	Value
Common Stocks (Cont.)
Switzerland (13.61%)
ABB Ltd. Reg. (b)	29,198	$562,625
Actelion Ltd. Reg. (b)	1,386	74,027
Compagnie Financiere Richemont SA Class A	6,179	207,780
Credit Suisse Group AG Reg.	10,953	542,626
Holcim Ltd. Reg. (b)	4,343	337,527
Julius Baer Group Ltd.	3,490	122,738
Lonza Group AG Reg. (b)	2,863	201,724
Nestle SA	14,497	703,591
Novartis AG	8,163	445,775
Roche Holding AG	2,000	342,026
Syngenta AG Reg.	1,627	459,477
Transocean Ltd. (b)	6,252	517,666
UBS AG Reg. (b)	17,300	269,399

		4,786,981

Taiwan (0.80%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	24,452	279,731

United Kingdom (11.10%)
Anglo American PLC (b)	9,400	407,091
Autonomy Corp. PLC (b)	7,305	177,398
BG Group PLC	14,000	252,788
BP PLC	32,739	316,134
British American Tobacco PLC	6,051	196,436
Cadbury PLC	4,205	54,066
Compass Group PLC	22,538	161,293
Diageo PLC	17,893	312,164
HSBC Holdings PLC	51,786	590,793
Imperial Tobacco Group PLC	5,378	169,662
Reckitt Benckiser Group PLC	3,257	176,302
Standard Chartered PLC	21,352	539,051
Tesco PLC	24,005	165,605
Xstrata PLC (b)	21,666	386,437

		3,905,220

Total Common Stocks
(cost $31,359,457)		32,487,622

Preferred Stocks (a) (4.84%)
Brazil (4.84%)
Banco Bradesco SA Pfd.	21,600	451,354
Petroleo Brasileiro SA Pfd.	33,400	703,875
Suzano Papel e Celulose SA	21,800	256,692
Vale SA Pfd. Class A	12,000	290,867

		1,702,788

Total Preferred Stocks
(cost $1,706,571)		1,702,788

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Repurchase Agreement (3.59%)
State Street Bank & Trust Repurchase Agreement, (e), agreement date 12/31/2009, to be repurchased at $1,260,694 on 01/04/2010	$1,260,693	$1,260,693

Total Repurchase Agreement
(cost $1,260,693)		1,260,693

TOTAL INVESTMENTS (100.80%)
(cost $34,326,721)		35,451,103
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.80%)		(280,871)

NET ASSETS (100.00%)		$35,170,232

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(e)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $1,294,786 as of December 31, 2009.

ADR - American Depository Receipt

GDR - Government Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$10,177,620	28.71
United States Dollar	5,515,132	15.56
Swiss Franc	4,269,315	12.04
British Pound	3,905,220	11.01
Brazilian Real	2,838,939	8.01
Japanese Yen	2,233,935	6.30
Hong Kong Dollar	1,846,557	5.21
Danish Krone	1,305,238	3.68
Singapore Dollar	1,116,754	3.15
Swedish Krona	864,420	2.44
Australian Dollar	676,973	1.91
Malaysian Ringgit	465,772	1.31
Norwegian Krone	200,764	0.57
South African Rand	34,464	0.10

Total Investments	$35,451,103	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$7,331,016	20.84
Materials	4,775,671	13.58
Industrials	4,356,183	12.38
Energy	4,247,360	12.08
Consumer Staples	4,075,441	11.59
Consumer Discretionary	3,769,705	10.72
Health Care	2,535,177	7.21
Information Technology	1,791,574	5.09
Telecommunication Services	1,034,722	2.94
Utilities	273,561	0.78

Total Stocks	34,190,410	97.21
Repurchase Agreement	1,260,693	3.59
Liabilities, Net of Cash and Other Assets	(280,871)	(0.80)

Net Assets	$35,170,232	100.00%

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (99.62%)
Consumer Discretionary (9.55%)
Abercrombie & Fitch Co. Class A	3,883	$135,323
Amazon.com Inc. (a)	14,916	2,006,500
Apollo Group Inc. Class A (a)	5,693	344,882
AutoNation Inc. (a)	4,217	80,756
AutoZone Inc. (a)	1,350	213,395
Bed Bath & Beyond Inc. (a)	11,716	452,589
Best Buy Company Inc.	15,159	598,174
Big Lots Inc. (a)	3,662	106,125
Black & Decker Corp.	2,722	176,467
Carnival Corp. (a)	19,592	620,871
CBS Corp. Class B	30,245	424,942
Coach Inc.	14,134	516,315
Comcast Corp. Class A	127,701	2,153,039
Darden Restaurants Inc.	6,222	218,206
DeVry Inc.	2,779	157,653
DIRECTV Class A (a)	42,630	1,421,710
DR Horton Inc.	12,481	135,669
Eastman Kodak Co. (a)	11,724	49,475
Expedia Inc. (a)	9,247	237,740
Family Dollar Stores Inc.	6,251	173,965
Ford Motor Co. (a)	147,333	1,473,330
Fortune Brands Inc.	6,763	292,162
GameStop Corp. Class A (a)	7,432	163,058
Gannett Co. Inc.	10,358	153,816
GAP Inc., The	21,072	441,458
Genuine Parts Co.	7,208	273,616
Goodyear Tire & Rubber Co. (a)	10,827	152,661
H&R Block Inc.	14,888	336,767
Harley-Davidson Inc.	10,307	259,736
Harman International Industries Inc.	3,101	109,403
Hasbro Inc.	5,624	180,305
Home Depot Inc.	76,066	2,200,589
International Game Technology	13,365	250,861
Interpublic Group of Companies Inc. (a)	21,982	162,227
J.C. Penney Co Inc.	10,380	276,212
Johnson Controls Inc.	29,832	812,624
Kohl’s Corp. (a)	13,742	741,106
Leggett & Platt Inc.	6,879	140,332
Lennar Corp.	6,924	88,419
Limited Brands Inc.	12,101	232,823
Lowe’s Companies Inc.	65,875	1,540,816
Macy’s Inc.	18,559	311,049
Marriott International Inc. Class A	11,446	311,904
Mattel Inc.	16,131	322,297
McDonald’s Corp.	48,264	3,013,604
McGraw-Hill Companies Inc., The	13,947	467,364
Meredith Corp.	1,577	48,650
New York Times Co. Class A (a)	5,251	64,902
Newell Rubbermaid Inc.	12,557	188,481
News Corp. Class A	100,857	1,380,732
NIKE Inc. Class B	17,445	1,152,591
Nordstrom Inc.	7,403	278,205
Office Depot Inc. (a)	12,754	82,263
Omnicom Group Inc.	13,794	540,035
O’Reilly Automotive Inc. (a)	6,198	236,268
Polo Ralph Lauren Corp.	2,576	208,604

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Priceline.com Inc. (a)	1,944	$424,764
Pulte Homes Inc. (a)	14,311	143,110
RadioShack Corp.	5,590	109,005
Ross Stores Inc.	5,494	234,649
Scripps Networks Interactive Class A	3,909	162,224
Sears Holdings Corp. (a)	2,197	183,340
Sherwin-Williams Co., The	4,289	264,417
Staples Inc.	32,420	797,208
Starbucks Corp. (a)	33,241	766,537
Starwood Hotels & Resorts Worldwide Inc.	8,239	301,300
Target Corp.	33,666	1,628,424
Tiffany & Co.	5,583	240,069
Time Warner Cable Inc.	15,800	653,962
Time Warner Inc.	52,251	1,522,594
TJX Companies Inc.	18,814	687,652
VF Corp.	3,978	291,349
Viacom Inc. Class B (a)	27,198	808,597
Walt Disney Co., The	85,949	2,771,855
Washington Post Co., The	279	122,648
Whirlpool Corp.	3,265	263,355
Wyndham Worldwide Corp.	7,949	160,331
Wynn Resorts, Ltd.	3,057	178,009
Yum! Brands Inc.	20,775	726,502

		42,554,967

Consumer Staples (11.32%)
Altria Group Inc.	92,716	1,820,015
Archer-Daniels-Midland Co.	28,776	900,977
Avon Products Inc.	19,152	603,288
Brown-Forman Corp. Class B (a)	4,927	263,939
Campbell Soup Co.	8,551	289,024
Clorox Co.	6,299	384,239
Coca-Cola Co., The	103,594	5,904,858
Coca-Cola Enterprises Inc.	14,364	304,517
Colgate-Palmolive Co.	22,245	1,827,427
ConAgra Foods Inc.	19,756	455,376
Constellation Brands Inc. (a)	8,802	140,216
Costco Wholesale Corp.	19,521	1,155,058
CVS Caremark Corp.	63,106	2,032,644
Dean Foods Co. (a)	8,109	146,286
Dr. Pepper Snapple Group Inc. (a)	11,199	316,932
Estee Lauder Companies Inc. Class A, The	5,223	252,584
General Mills Inc.	14,626	1,035,667
H.J. Heinz Co.	14,004	598,811
Hershey Co., The	7,469	267,316
Hormel Foods Corp.	3,208	123,348
J.M. Smucker Co.	5,338	329,622
Kellogg Co.	11,401	606,533
Kimberly-Clark Corp.	18,596	1,184,751
Kraft Foods Inc. Class A	66,094	1,796,435
Kroger Co.	29,189	599,250
Lorillard Inc.	7,206	578,137
McCormick & Co. Inc.	5,863	211,830

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Mead Johnson Nutrition Co. Class A	9,037	$394,917
Molson Coors Brewing Co. Class B	6,989	315,623
Pepsi Bottling Group Inc.	6,383	239,363
PepsiCo Inc.	69,773	4,242,198
Philip Morris International Inc.	85,165	4,104,101
Procter & Gamble Co., The	130,609	7,918,824
Reynolds American Inc.	7,587	401,883
Safeway Inc.	18,262	388,798
Sara Lee Corp.	30,802	375,168
Supervalu Inc.	9,710	123,414
Sysco Corp.	26,526	741,136
Tyson Foods Inc.	13,661	167,620
Walgreen Co.	44,248	1,624,787
Wal-Mart Stores Inc.	95,397	5,098,970
Whole Foods Market Inc. (a)	6,307	173,127

		50,439,009

Energy (11.44%)
Anadarko Petroleum Corp.	22,000	1,373,240
Apache Corp.	15,045	1,552,193
Baker Hughes Inc.	13,900	562,672
BJ Services Co.	13,183	245,204
Cabot Oil & Gas Corp.	4,656	202,955
Cameron International Corp. (a)	10,813	451,983
Chesapeake Energy Corp.	28,804	745,448
Chevron Corp.	89,689	6,905,156
ConocoPhillips	66,350	3,388,495
CONSOL Energy Inc.	7,987	397,753
Denbury Resources Inc. (a)	11,399	168,705
Devon Energy Corp.	19,878	1,461,033
Diamond Offshore Drilling Inc.	3,128	307,858
El Paso Corp.	30,894	303,688
EOG Resources Inc.	11,231	1,092,776
Exxon Mobil Corp.	212,192	14,469,372
FMC Technologies Inc. (a)	5,448	315,112
Halliburton Co.	40,378	1,214,974
Hess Corp.	13,058	790,009
Marathon Oil Corp.	31,494	983,243
Massey Energy Co.	3,896	163,671
Murphy Oil Corp.	8,452	458,098
Nabors Industries Ltd. (a)	12,723	278,506
National-Oilwell Varco Inc.	18,743	826,379
Noble Energy Inc.	7,782	554,234
Occidental Petroleum Corp.	36,301	2,953,086
Peabody Energy Corp.	11,871	536,688
Pioneer Natural Resources Co.	5,174	249,232
Range Resources Corp.	7,071	352,489
Rowan Companies Inc. (a)	5,214	118,045
Schlumberger Ltd.	53,697	3,495,138
Smith International Inc.	10,897	296,071
Southwestern Energy Co. (a)	15,336	739,195
Spectra Energy Corp.	28,690	588,432
Sunoco Inc.	5,293	138,147
Tesoro Corp.	6,130	83,062
Valero Energy Corp.	25,219	422,418
Williams Companies Inc.	25,849	544,897

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
XTO Energy Inc.	25,981	$1,208,896

		50,938,553

Financials (14.32%)
Aflac Inc.	20,956	969,215
Allstate Corp., The	24,050	722,462
American Express Co.	53,197	2,155,542
American International Group Inc. (a)	6,126	183,658
Ameriprise Financial Inc.	11,281	437,928
Aon Corp.	12,285	471,007
Apartment Investment and Management Co.	5,297	84,328
Assurant Inc.	5,073	149,552
AvalonBay Communities Inc.	3,617	296,992
Bank of America Corp.	444,225	6,690,029
Bank of New York Mellon Corp.	53,898	1,507,527
BB&T Corp.	30,832	782,208
Boston Properties Inc.	6,221	417,242
Capital One Financial Corp.	20,162	773,011
CB Richard Ellis Group Inc. Class A (a)	11,711	158,918
Charles Schwab Corp.	42,344	796,914
Chubb Corp.	15,309	752,897
Cincinnati Financial Corp.	7,296	191,447
Citigroup Inc.	870,108	2,880,057
CME Group Inc.	2,979	1,000,795
Comerica Inc.	6,815	201,520
Discover Financial Services	24,423	359,262
E*TRADE Financial Corp. (a)	66,502	116,379
Equity Residential	12,229	413,096
Federated Investors Inc. Class B	3,973	109,258
Fifth Third Bancorp	35,087	342,098
First Horizon National Corp. (a)	10,158	136,117
Franklin Resources Inc.	6,618	697,206
Genworth Financial Inc. Class A (a)	21,614	245,319
Goldman Sachs Group Inc.	22,988	3,881,294
Hartford Financial Services Group Inc.	16,930	393,792
HCP Inc.	13,081	399,494
Healthcare Realty Trust Inc.	5,401	239,372
Host Hotels & Resorts Inc. (a)	28,384	331,241
Hudson City Bancorp Inc.	21,215	291,282
Huntington Bancshares Inc.	32,222	117,610
IntercontinentalExchange Inc. (a)	3,298	370,365
Invesco Ltd.	18,962	445,417
Janus Capital Group Inc.	8,095	108,878
JPMorgan Chase & Co.	176,164	7,340,754
KeyCorp	39,033	216,633
Kimco Realty Corp.	17,603	238,169
Legg Mason Inc.	7,196	217,031
Leucadia National Corp. (a)	8,491	202,001
Lincoln National Corp.	13,549	337,099
Loews Corp.	16,187	588,397
M&T Bank Corp.	3,723	249,031
Marsh & McLennan Companies Inc.	23,669	522,612
Marshall & Ilsley Corp.	22,742	123,944
MetLife Inc.	36,652	1,295,648
Moody’s Corp.	8,854	237,287

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Morgan Stanley	60,827	$1,800,479
NASDAQ OMX Group Inc. (a)	6,421	127,264
Northern Trust Corp.	10,704	560,890
NYSE Euronext	11,691	295,782
People’s United Financial Inc.	15,657	261,472
Plum Creek Timber Co. Inc.	7,307	275,912
PNC Financial Services Group Inc.	20,660	1,090,641
Principal Financial Group Inc.	14,253	342,642
Progressive Corp. (a)	30,255	544,287
ProLogis	20,826	285,108
Prudential Financial Inc.	20,762	1,033,117
Public Storage	6,064	493,913
Regions Financial Corp.	53,280	281,851
Simon Property Group Inc.	12,765	1,018,647
SLM Corp. (a)	21,132	238,158
State Street Corp.	22,160	964,846
Suntrust Banks Inc.	22,096	448,328
T Rowe Price Group Inc.	11,532	614,079
Torchmark Corp.	3,756	165,076
Travelers Companies Inc.	24,461	1,219,625
Unum Group	14,892	290,692
US Bancorp	85,565	1,926,068
Ventas Inc.	7,040	307,930
Vornado Realty Trust	6,945	485,733
Wells Fargo & Co.	228,251	6,160,494
XL Capital Ltd. Class A	15,388	282,062
Zions Bancorporation	5,834	74,850

		63,779,281

Health Care (12.59%)
Abbott Laboratories	69,164	3,734,164
Aetna Inc.	19,438	616,185
Allergan Inc.	13,778	868,152
AmerisourceBergen Corp.	12,956	337,763
Amgen Inc. (a)	45,272	2,561,037
Baxter International Inc.	26,979	1,583,128
Becton Dickinson & Co.	10,625	837,888
Biogen Idec Inc. (a)	12,967	693,735
Boston Scientific Corp. (a)	67,001	603,009
Bristol-Myers Squibb Co.	76,552	1,932,938
Cardinal Health Inc.	16,241	523,610
CareFusion Corp. (a)	7,734	193,427
Celgene Corp. (a)	20,564	1,145,004
Cephalon Inc. (a)	3,357	209,510
Cigna Corp.	12,264	432,551
Coventry Health Care Inc. (a)	6,733	163,545
CR Bard Inc.	4,339	338,008
DaVita Inc. (a)	4,495	264,036
DENTSPLY International Inc.	6,775	238,277
Eli Lilly & Co.	45,248	1,615,806
Express Scripts Inc. (a)	12,227	1,057,024
Forest Laboratories Inc. (a)	13,348	428,604
Genzyme Corp. (a)	11,904	583,415
Gilead Sciences Inc. (a)	40,267	1,742,756
Hospira Inc. (a)	7,259	370,209
Humana Inc. (a)	7,615	334,222

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
IMS Health Inc.	8,252	$173,787
Intuitive Surgical Inc. (a)	1,717	520,800
Johnson & Johnson	123,339	7,944,265
King Pharmaceuticals Inc. (a)	11,171	137,068
Laboratory Corp. of America Holdings (a)	4,774	357,286
Life Technologies Corp. (a)	7,927	414,027
McKesson Corp.	11,998	749,875
Medco Health Solutions Inc. (a)	21,238	1,357,321
Medtronic Inc.	49,513	2,177,582
Merck & Co. Inc.	136,564	4,990,049
Millipore Corp. (a)	2,506	181,309
Mylan Inc. (a)	13,703	252,546
Patterson Companies Inc. (a)	4,127	115,473
PerkinElmer Inc.	5,315	109,436
Pfizer Inc.	360,751	6,562,061
Quest Diagnostics Inc.	6,959	420,184
St. Jude Medical Inc. (a)	14,995	551,516
Stryker Corp.	12,646	636,979
Tenet Healthcare Corp. (a)	19,595	105,617
Thermo Fisher Scientific Inc. (a)	18,291	872,298
UnitedHealth Group Inc.	51,998	1,584,899
Varian Medical Systems Inc. (a)	5,465	256,035
Waters Corp. (a)	4,267	264,383
Watson Pharmaceuticals Inc. (a)	4,724	187,118
WellPoint Inc. (a)	20,520	1,196,111
Zimmer Holdings Inc. (a)	9,554	564,737

		56,090,765

Industrials (10.20%)
3M Co.	31,586	2,611,215
Avery Dennison Corp.	5,093	185,844
Boeing Co.	32,511	1,759,820
Burlington Northern Santa Fe Corp.	11,736	1,157,404
Caterpillar Inc.	27,867	1,588,140
CH Robinson Worldwide Inc.	7,533	442,413
Cintas Corp.	5,892	153,487
CSX Corp.	17,587	852,794
Cummins Inc.	8,925	409,301
Danaher Corp.	11,631	874,651
Deere & Co.	18,941	1,024,519
Dover Corp.	8,372	348,359
Dun & Bradstreet Corp.	2,270	191,520
Eaton Corp.	7,342	467,098
Emerson Electric Co.	33,665	1,434,129
Equifax Inc.	5,646	174,405
Expeditors International of Washington Inc.	9,456	328,407
Fastenal Co.	5,858	243,927
FedEx Corp.	13,992	1,167,632
First Solar Inc. (a)	2,175	294,495
Flowserve Corp.	2,514	237,648
Fluor Corp.	7,898	355,726
General Dynamics Corp.	17,179	1,171,092
General Electric Co.	475,980	7,201,577
Goodrich Corp.	5,490	352,733

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Honeywell International Inc.	33,991	$1,332,447
Illinois Tool Works Inc.	17,281	829,315
Iron Mountain Inc. (a)	8,215	186,973
ITT Corp.	8,080	401,899
Jacobs Engineering Group Inc. (a)	5,560	209,112
L-3 Communications Holdings Inc.	5,219	453,792
Lockheed Martin Corp.	14,322	1,079,163
Masco Corp.	15,731	217,245
Monster Worldwide Inc. (a)	5,557	96,692
Norfolk Southern Corp.	16,482	863,986
Northrop Grumman Corp.	14,060	785,251
Paccar Inc.	16,123	584,781
Pall Corp.	5,272	190,846
Parker Hannifin Corp.	7,101	382,602
Pitney Bowes Inc.	9,066	206,342
Precision Castparts Corp.	6,250	689,688
Quanta Services Inc. (a)	9,167	191,040
Raytheon Co.	17,166	884,392
Republic Services Inc.	14,285	404,408
Robert Half International Inc.	6,874	183,742
Rockwell Automation Inc.	6,379	299,685
Rockwell Collins Inc.	7,026	388,959
Roper Industries Inc.	4,070	213,146
RR Donnelley & Sons Co.	9,292	206,933
Ryder System Inc.	2,542	104,654
Snap-On Inc.	2,599	109,834
Southwest Airlines Co.	33,451	382,345
Stanley Works	3,565	183,633
Stericycle Inc. (a)	3,802	209,756
Textron Inc.	12,182	229,143
Union Pacific Corp.	22,582	1,442,990
United Parcel Service Inc. Class B	44,405	2,547,515
United Technologies Corp.	41,930	2,910,361
Waste Management Inc.	21,947	742,028
WW Grainger Inc.	2,823	273,351

		45,446,385

Information Technology (19.78%)
Adobe Systems Inc. (a)	23,464	863,006
Advanced Micro Devices Inc. (a)	25,472	246,569
Affiliated Computer Services Inc. Class A (a)	4,391	262,099
Agilent Technologies Inc. (a)	15,482	481,026
Akamai Technologies Inc. (a)	7,689	194,762
Altera Corp.	13,309	301,183
Amphenol Corp. Class A	7,562	349,213
Analog Devices Inc.	12,901	407,414
Apple Inc. (a)	40,263	8,489,856
Applied Materials Inc.	59,762	833,082
Autodesk Inc. (a)	10,321	262,257
Automatic Data Processing Inc.	22,602	967,818
BMC Software Inc. (a)	8,251	330,865
Broadcom Corp. Class A (a)	19,294	606,796
CA Inc.	17,526	393,634
Cisco Systems Inc. (a)	257,179	6,156,865
Citrix Systems Inc. (a)	8,211	341,660

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Cognizant Technology Solutions Corp. Class A (a)	13,207	$598,277
Computer Sciences Corp. (a)	6,840	393,505
Compuware Corp. (a)	10,510	75,987
Corning Inc.	69,307	1,338,318
Dell Inc. (a)	77,104	1,107,213
eBay Inc. (a)	50,081	1,178,907
Electronic Arts Inc. (a)	14,561	258,458
EMC Corp. (a)	91,214	1,593,509
Fidelity National Information Services	14,461	338,966
Fiserv Inc. (a)	6,879	333,494
FLIR Systems Inc. (a)	6,841	223,838
Google Inc. Class A (a)	10,779	6,682,764
Harris Corp.	5,956	283,208
Hewlett-Packard Co.	106,007	5,460,421
Intel Corp.	246,894	5,036,638
International Business Machines Corp.	58,723	7,686,841
Intuit Inc. (a)	14,226	436,880
Jabil Circuit Inc.	8,464	147,020
JDS Uniphase Corp. (a)	9,653	79,637
Juniper Networks Inc. (a)	23,312	621,731
KLA-Tencor Corp.	7,706	278,649
Lexmark International Inc. (a)	3,430	89,111
Linear Technology Corp.	10,081	307,874
LSI Corp. (a)	29,117	174,993
MasterCard Inc. Class A	4,274	1,094,059
McAfee Inc. (a)	7,103	288,169
MEMC Electronic Materials Inc. (a)	10,069	137,140
Microchip Technology Inc.	8,217	238,786
Micron Technology Inc. (a)	38,084	402,167
Microsoft Corp.	345,301	10,528,227
Molex Inc.	5,844	125,938
Motorola Inc. (a)	102,741	797,270
National Semiconductor Corp.	10,449	160,497
NetApp Inc. (a)	15,198	522,659
Novell Inc. (a)	15,330	63,620
Novellus Systems Inc. (a)	4,371	102,019
NVIDIA Corp. (a)	24,750	462,330
Oracle Corp.	174,846	4,290,721
Paychex Inc.	14,442	442,503
QLogic Corp. (a)	4,884	92,161
QUALCOMM Inc.	74,695	3,455,391
Red Hat Inc. (a)	8,314	256,903
SAIC Inc. (a)	13,460	254,932
Salesforce.com Inc. (a)	4,937	364,202
SanDisk Corp. (a)	10,228	296,510
Sun Microsystems Inc. (a)	33,704	315,806
Symantec Corp. (a)	35,975	643,593
Tellabs Inc. (a)	17,465	99,201
Teradata Corp. (a)	7,514	236,165
Teradyne Inc. (a)	7,565	81,172
Texas Instruments Inc.	56,076	1,461,341
Total System Services Inc.	8,965	154,826
VeriSign Inc. (a)	8,669	210,137
Visa Inc. Class A	19,969	1,746,489
Western Digital Corp. (a)	10,038	443,178

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Western Union Co.	31,041	$585,123
Xerox Corp.	39,150	331,209
Xilinx Inc.	12,195	305,607
Yahoo! Inc. (a)	53,355	895,297

		88,099,692

Materials (3.58%)
Air Products & Chemicals Inc.	9,479	768,368
Airgas Inc.	3,700	176,120
AK Steel Holding Corp.	4,946	105,597
Alcoa Inc.	43,691	704,299
Allegheny Technologies Inc.	4,275	191,392
Ball Corp.	4,264	220,449
Bemis Co. Inc.	4,827	143,121
CF Industries Holdings Inc.	2,170	196,993
Cliffs Natural Resources Inc.	5,758	265,387
Dow Chemical Co., The	51,194	1,414,490
E.I. du Pont de Nemours & Co.	40,454	1,362,086
Eastman Chemical Co.	3,177	191,382
Ecolab Inc.	10,596	472,476
FMC Corp.	3,154	175,867
Freeport-McMoRan Copper & Gold Inc. (a)	19,155	1,537,955
International Flavors & Fragrances Inc.	3,518	144,731
International Paper Co.	19,189	513,881
MeadWestvaco Corp.	7,757	222,083
Monsanto Co.	24,385	1,993,474
Newmont Mining Corp.	21,950	1,038,455
Nucor Corp.	14,118	658,605
Owens-Illinois Inc. (a)	7,636	250,995
Pactiv Corp. (a)	5,936	143,295
PPG Industries Inc.	7,476	437,645
Praxair Inc.	13,658	1,096,874
Sealed Air Corp.	7,175	156,846
Sigma-Aldrich Corp.	5,354	270,538
Titanium Metals Corp. (a)	3,910	48,953
United States Steel Corp.	6,317	348,193
Vulcan Materials Co.	5,570	293,372
Weyerhaeuser Co.	9,495	409,614

		15,953,536

Telecommunication Services (3.15%)
American Tower Corp. Class A (a)	17,837	770,737
AT&T Inc.	263,799	7,394,286
CenturyTel Inc.	13,357	483,657
Frontier Communications Corp.	14,285	111,566
MetroPCS Communications Inc. (a)	11,598	88,493
Qwest Communications International Inc.	65,335	275,060
Sprint Nextel Corp. (a)	131,529	481,396
Verizon Communications Inc.	127,015	4,208,007
Windstream Corp.	19,114	210,063

		14,023,265

Utilities (3.69%)
AES Corp., The (a)	29,518	392,885

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Allegheny Energy Inc.	7,648	$179,575
Ameren Corp.	10,458	292,301
American Electric Power Co. Inc.	21,407	744,750
CenterPoint Energy Inc.	17,274	250,646
CMS Energy Corp.	10,200	159,732
Consolidated Edison Inc.	12,495	567,648
Constellation Energy Group Inc.	9,048	318,218
Dominion Resources Inc.	26,735	1,040,526
DTE Energy Co.	7,423	323,569
Duke Energy Corp.	58,329	1,003,842
Edison International	14,438	502,154
Entergy Corp.	8,469	693,103
EQT Corp.	5,900	259,128
Exelon Corp.	29,511	1,442,203
FirstEnergy Corp.	13,668	634,879
FPL Group Inc.	18,512	977,804
Integrys Energy Group Inc.	3,438	144,362
Nicor Inc.	2,047	86,179
NiSource Inc.	12,412	190,897
Northeast Utilities	7,673	197,887
Pepco Holdings Inc.	9,898	166,781
PG&E Corp.	16,482	735,921
Pinnacle West Capital Corp.	4,549	166,402
PPL Corp.	16,717	540,126
Progress Energy Inc.	12,391	508,155
Public Service Enterprise Group Inc.	22,676	753,977
Questar Corp.	7,828	325,410
SCANA Corp.	5,026	189,380
Sempra Energy	11,073	619,867
Southern Co., The	35,785	1,192,356
TECO Energy Inc.	9,592	155,582
Wisconsin Energy Corp.	5,134	255,827
Xcel Energy Inc.	20,204	428,931

		16,441,003

Total Common Stocks
(cost $496,055,065)		443,766,456

	Principal amount	Value
Short-term Investments (0.26%)
U.S. Treasury Bill (b)
0.037%, 03/18/2010	$1,145,000	$1,144,884

Total Short-term Investments
(cost $1,144,913)		1,144,884

TOTAL INVESTMENTS (99.88%)
(cost $497,199,978)		444,911,340
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.12%)		516,667

NET ASSETS (100.00%)		$445,428,007

(a)	Non-income producing security.

(b)	At December 31, 2009, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (98.62%)
Consumer Discretionary (13.60%)
1-800-FLOWERS.COM Inc. (a)	5,927	$15,707
99 Cents Only Stores (a)	9,938	129,890
AFC Enterprises (a)	5,950	48,552
Ambassadors Group Inc.	4,188	55,659
American Apparel Inc. (a)	7,425	23,018
American Axle & Manufacturing Holdings Inc. (a)	8,758	70,239
American Greetings Corp. Class A	8,729	190,205
American Public Education Inc. (a)	3,920	134,691
America’s Car-Mart Inc. (a)	2,197	57,847
Amerigon Inc. (a)	4,985	39,581
Ameristar Casinos Inc.	5,851	89,111
AnnTaylor Stores Corp. (a)	12,875	175,615
Arbitron Inc.	5,645	132,206
ArvinMeritor Inc. (a)	16,187	180,971
Asbury Automotive Group Inc. (a)	6,578	75,844
Ascent Media Corp. Class A (a)	3,271	83,509
Audiovox Corp. (a)	3,821	27,091
Bally Technologies Inc. (a)	11,964	493,994
Beazer Homes USA Inc. (a)	8,686	42,040
bebe stores inc.	5,533	34,692
Belo Corp. Class A	19,572	106,472
Benihana Inc. Class A (a)	3,103	11,760
Big 5 Sporting Goods Corp.	4,389	75,403
BJ’s Restaurants Inc. (a)	4,056	76,334
Blue Nile Inc. (a)	2,835	179,541
Bluegreen Corp. (a)	2,821	6,827
Blyth Inc.	1,375	46,365
Bob Evans Farms Inc.	6,594	190,896
Books-A-Million Inc.	1,675	11,256
Borders Group Inc. (a)	11,312	13,348
Bridgepoint Education Inc. (a)	3,231	48,530
Brookfield Homes Corp. (a)	2,200	17,600
Brown Shoe Co. Inc.	9,296	91,752
Brunswick Corp.	19,317	245,519
Buckle Inc.	5,394	157,936
Buffalo Wild Wings Inc. (a)	3,807	153,308
Build-A-Bear Workshop Inc. (a)	3,308	16,176
Cabela’s Inc. (a)	8,676	123,720
California Pizza Kitchen Inc. (a)	4,001	53,813
Callaway Golf Co.	14,557	109,760
Capella Education Co. (a)	3,157	237,722
Caribou Coffee Company Inc. (a)	1,812	13,989
Carmike Cinemas Inc. (a)	2,584	19,535
Carrols Restaurant Group Inc. (a)	2,666	18,849
Carter’s Inc. (a)	12,545	329,306
Cato Corp. Class A	5,923	118,815
Cavco Industries Inc. (a)	1,418	50,935
CEC Entertainment Inc. (a)	4,976	158,834
Charming Shoppes Inc. (a)	24,661	159,557
Cheesecake Factory Inc. (a)	13,076	282,311
Cherokee Inc.	1,879	33,484
Children’s Place Retail Stores Inc. (a)	4,950	163,400
China Automotive Systems Inc. (a)	690	12,910
ChinaCast Education Corp. (a)	6,846	51,756
Christopher & Banks Corp.	7,821	59,596

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Churchill Downs Inc.	2,112	$78,883
Cinemark Holdings Inc.	6,752	97,026
Citi Trends Inc. (a)	3,332	92,030
CKE Restaurants Inc.	10,090	85,361
CKX Inc. (a)	13,494	71,113
Coinstar Inc. (a)	6,541	181,709
Coldwater Creek Inc. (a)	12,485	55,683
Collective Brands Inc. (a)	13,799	314,203
Columbia Sportswear Co.	2,471	96,468
Conn’s Inc. (a)	2,383	13,917
Cooper Tire & Rubber Co.	12,962	259,888
Core-Mark Holding Co. Inc. (a)	2,250	74,160
Corinthian Colleges Inc. (a)	17,664	243,233
CPI Corp.	1,179	14,478
Cracker Barrel Old Country Store Inc.	4,867	184,897
Crocs Inc. (a)	18,277	105,093
Crown Media Holdings Inc. (a)	3,483	5,050
CSS Industries Inc.	1,725	33,534
Dana Holding Corp. (a)	30,951	335,509
Deckers Outdoor Corp. (a)	2,876	292,547
Denny’s Corp. (a)	20,836	45,631
Destination Maternity Corp. (a)	1,114	21,166
Dillard’s Inc. Class A	11,167	206,031
DineEquity Inc. (a)	4,000	97,160
Dolan Media Co. (a)	6,958	71,041
Domino’s Pizza Inc. (a)	8,522	71,414
Dorman Products Inc. (a)	2,397	37,537
Dover Downs Gaming & Entertainment Inc.	3,524	13,321
Dress Barn Inc. (a)	12,274	283,529
Drew Industries Inc. (a)	3,868	79,874
drugstore.com Inc. (a)	18,300	56,547
DSW Inc. (a)	2,806	72,619
E.W. Scripps Co Class A (a)	6,813	47,418
Eastman Kodak Co. (a)	57,779	243,827
Einstein Noah Restaurant Group Inc. (a)	955	9,388
Ethan Allen Interiors Inc.	5,426	72,817
Exide Technologies (a)	11,615	82,583
FGX International Holdings Ltd. (a)	3,090	60,533
Finish Line Inc. Class A, The	9,369	117,581
Fisher Communications Inc. (a)	1,344	21,840
Fossil Inc. (a)	10,303	345,769
Fred’s Inc. Class A	9,157	93,401
Frisch’s Restaurants Inc.	527	12,569
Fuel Systems Solutions Inc. (a)	2,912	120,091
Fuqi International Inc. (a)	2,750	49,363
Furniture Brands International Inc. (a)	9,133	49,866
Gaiam Inc. (a)	3,939	30,291
Gander Mountain Co. (a)	1,667	8,502
Gaylord Entertainment Co. (a)	8,811	174,017
Genesco Inc. (a)	5,063	139,030
G-III Apparel Group Ltd. (a)	2,905	62,951
Global Sources Ltd. (a)	4,005	25,031
Grand Canyon Education Inc. (a)	3,674	69,843
Great Wolf Resorts Inc. (a)	6,249	14,810

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Group 1 Automotive Inc. (a)	5,238	$148,497
Gymboree Corp. (a)	6,416	279,032
Harte-Hanks Inc.	8,667	93,430
Haverty Furniture Companies Inc.	4,011	55,071
Hawk Corp. Class A (a)	1,295	22,805
Helen of Troy Ltd. (a)	6,630	162,170
hhgregg Inc. (a)	2,890	63,667
Hibbett Sports Inc. (a)	6,347	139,571
Hooker Furniture Corp.	2,155	26,657
Hot Topic Inc. (a)	9,743	61,965
Hovnanian Enterprises Inc. (a)	11,674	44,828
HSN Inc. (a)	8,600	173,634
Iconix Brand Group Inc. (a)	15,373	194,468
Interval Leisure Group Inc. (a)	8,303	103,538
iRobot Corp. (a)	4,303	75,733
Isle of Capri Casinos Inc. (a)	3,230	24,160
J. Crew Group Inc. (a)	10,945	489,679
Jack in the Box Inc. (a)	12,423	244,360
Jackson Hewitt Tax Service Inc. (a)	6,606	29,066
JAKKS Pacific Inc. (a)	6,465	78,356
Jo-Ann Stores Inc. (a)	5,778	209,395
Jones Apparel Group Inc.	18,424	295,889
Jos. A. Bank Clothiers Inc. (a)	3,906	164,794
Journal Communications Inc. Class A	9,883	38,445
K12 Inc. (a)	4,976	100,864
Kenneth Cole Productions Inc. (a)	1,851	17,862
Kirkland’s Inc. (a)	2,905	50,460
Knology Inc. (a)	6,778	74,219
Krispy Kreme Doughnuts Inc. (a)	13,280	39,176
K-Swiss Inc. Class A (a)	5,676	56,419
Lakes Entertainment Inc. (a)	4,434	11,129
Landry’s Restaurants Inc. (a)	1,692	36,023
La-Z-Boy Inc. (a)	11,284	107,537
Leapfrog Enterprises Inc. (a)	7,131	27,882
Learning Tree International Inc. (a)	1,957	23,367
Life Time Fitness Inc. (a)	8,698	216,841
Lin TV Corp. (a)	5,603	24,989
Lincoln Educational Services (a)	2,259	48,953
Lithia Motors Inc. Class A (a)	3,921	32,231
Live Nation Inc. (a)	18,216	155,018
Liz Claiborne Inc. (a)	20,230	113,895
LodgeNet Interactive Corp. (a)	4,779	26,428
Luby’s Inc. (a)	4,719	17,366
Lululemon Athletica Inc. (a)	8,934	268,913
Lumber Liquidators Inc. (a)	3,008	80,614
M/I Homes Inc. (a)	4,289	44,563
Mac-Gray Corp. (a)	2,678	27,583
Maidenform Brands Inc. (a)	4,365	72,852
Marcus Corp.	4,404	56,459
Marine Products Corp.	2,326	11,467
Martha Stewart Living Omnimedia Inc. (a)	5,601	27,669
Matthews International Corp.	6,664	236,106
McCormick & Schmick’s Seafood Restaurants Inc. (a)	3,484	24,249
Mediacom Communications Corp. Class A (a)	8,650	38,666

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Men’s Wearhouse Inc., The	11,613	$244,570
Meritage Homes Corp. (a)	7,004	135,387
Midas Inc. (a)	3,045	25,730
Modine Manufacturing Co. (a)	10,399	123,124
Monarch Casino & Resort Inc. (a)	2,067	16,743
Monro Muffler Brake Inc.	3,517	117,608
Morgans Hotel Group Co. (a)	5,025	22,763
Movado Group Inc.	3,484	33,864
Multimedia Games Inc. (a)	6,238	37,490
National CineMedia Inc.	8,925	147,887
National Presto Industries Inc.	1,048	114,473
New York & Co. Inc. (a)	5,088	21,828
NIVS IntelliMedia Technology Group Inc. (a)	3,572	9,216
Nobel Learning Communities Inc. (a)	974	7,393
NutriSystem Inc.	6,569	204,756
O’Charley’s Inc. (a)	3,981	26,076
OfficeMax Inc. (a)	16,831	213,585
Orbitz Worldwide Inc. (a)	8,023	58,889
Orient-Express Hotels Ltd. Class A (a)	16,871	171,072
Outdoor Channel Holdings Inc. (a)	3,518	20,404
Overstock.com Inc. (a)	3,311	44,897
Oxford Industries Inc.	2,558	52,899
Pacific Sunwear of California Inc. (a)	13,758	54,757
Papa John’s International Inc. (a)	4,936	115,305
Peet’s Coffee & Tea Inc. (a)	2,636	87,858
Pep Boys-Manny, Moe & Jack, The	10,160	85,954
Perry Ellis International Inc. (a)	1,743	26,250
PetMed Express Inc.	5,206	91,782
PF Chang’s China Bistro Inc. (a)	5,088	192,886
Pier 1 Imports Inc. (a)	25,226	128,400
Pinnacle Entertainment Inc. (a)	12,704	114,082
Playboy Enterprises Inc. (a)	4,731	15,139
Polaris Industries Inc.	6,593	287,653
Pool Corp.	10,359	197,650
Pre-Paid Legal Services Inc. (a)	1,597	65,605
Primedia Inc.	3,863	13,945
Princeton Review Inc. (a)	2,918	11,847
Quiksilver Inc. (a)	27,686	55,926
Raser Technologies Inc. (a)	12,620	15,649
RC2 Corp. (a)	4,797	70,756
RCN Corp. (a)	8,263	89,654
Reading International Inc. Class A (a)	4,075	16,504
Red Lion Hotels Corp. (a)	3,157	15,596
Red Robin Gourmet Burgers Inc. (a)	3,222	57,674
Regis Corp.	12,346	192,227
Rent-A-Center Inc. (a)	14,416	255,452
Rentrak Corp. (a)	2,206	38,980
Retail Ventures Inc. (a)	4,788	42,565
REX Stores Corp. (a)	1,232	17,322
Ruby Tuesday Inc. (a)	14,762	106,286
Rue21 Inc. (a)	1,481	41,601
Ruth’s Hospitality Group Inc. (a)	4,036	8,435
Ryland Group Inc.	9,142	180,097
Saks Inc. (a)	28,032	183,890
Sally Beauty Holdings Inc. (a)	20,916	160,007

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scholastic Corp.	5,044	$150,463
Sealy Corp. (a)	10,019	31,660
Shoe Carnival Inc. (a)	1,823	37,317
Shuffle Master Inc. (a)	11,037	90,945
Shutterfly Inc. (a)	4,676	83,280
Sinclair Broadcast Group Inc. Class A (a)	8,403	33,864
Skechers U.S.A. Inc. (a)	7,209	212,017
Skyline Corp.	1,501	27,618
Smith & Wesson Holding Corp. (a)	12,378	50,626
Sonic Automotive Inc. (a)	6,868	71,359
Sonic Corp. (a)	13,267	133,599
Sotheby’s	14,854	333,918
Spartan Motors Inc.	7,181	40,429
Speedway Motorsports Inc.	2,987	52,631
Sport Supply Group Inc.	2,172	27,345
Stage Stores Inc.	8,168	100,956
Stamps.com Inc. (a)	2,528	22,752
Standard Motor Products Inc. (a)	3,672	31,285
Standard Pacific Corp. (a)	23,220	86,843
Stanley Furniture Company Inc. (a)	2,423	24,593
Steak n Shake Co., The (a)	281	91,078
Stein Mart Inc. (a)	5,902	62,915
Steiner Leisure Ltd. (a)	3,255	129,419
Steinway Musical Instruments Inc. (a)	1,507	23,976
Steven Madden Ltd. (a)	3,342	137,824
Stewart Enterprises Inc.	18,382	94,667
Stoneridge Inc. (a)	3,207	28,895
Sturm, Ruger & Company Inc.	4,436	43,029
Superior Industries International Inc.	5,059	77,403
Syms Corp. (a)	1,450	10,484
Systemax Inc.	2,362	37,107
Talbots Inc. (a)	5,360	47,758
Tempur-Pedic International Inc. (a)	16,234	383,609
Tenneco Inc. (a)	12,997	230,437
Texas Roadhouse Inc. Class A (a)	10,586	118,881
Ticketmaster Entertainment Inc. (a)	7,923	96,819
Timberland Co. (a)	9,366	167,932
Town Sports International Holdings Inc. (a)	3,831	8,926
Tractor Supply Co. (a)	7,766	411,287
True Religion Apparel Inc. (a)	5,645	104,376
Tuesday Morning Corp. (a)	7,227	18,646
Tupperware Brands Corp.	13,788	642,107
Ulta Salon Cosmetics & Fragrance Inc. (a)	5,785	105,056
Under Armour Inc. Class A (a)	7,119	194,135
Unifi Inc. (a)	9,869	38,292
UniFirst Corp.	3,154	151,739
Universal Electronics Inc. (a)	3,113	72,284
Universal Technical Institute Inc. (a)	4,457	90,031
Universal Travel Group (a)	2,351	23,839
US Auto Parts Network Inc. (a)	2,942	15,298
Vail Resorts Inc. (a)	6,395	241,731
Valassis Communications Inc. (a)	10,551	192,661
Value Line Inc.	312	7,834
Vitacost.com Inc. (a)	2,407	25,081

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Vitamin Shoppe Inc. (a)	1,992	$44,302
Volcom Inc. (a)	4,388	73,455
Warnaco Group Inc. (a)	9,969	420,592
West Marine Inc. (a)	3,363	27,106
Wet Seal Inc. Class A (a)	20,321	70,107
Weyco Group Inc.	1,588	37,540
Winnebago Industries Inc. (a)	6,470	78,934
Wolverine World Wide Inc.	10,808	294,194
Wonder Auto Technology Inc. (a)	3,213	37,785
World Wrestling Entertainment Inc.	5,070	77,723
Youbet.com Inc. (a)	7,043	20,213
Zale Corp. (a)	5,507	14,979
Zumiez Inc. (a)	4,309	54,810

		28,288,144

Consumer Staples (3.40%)
AgFeed Industries Inc. (a)	6,441	32,205
Alico Inc.	831	23,650
Alliance One International Inc. (a)	18,717	91,339
American Dairy Inc. (a)	2,253	48,845
American Italian Pasta Co. Class A (a)	4,531	157,633
American Oriental Bioengineering Inc. (a)	13,552	63,017
Andersons Inc., The	4,143	106,972
Arden Group Inc. Class A	240	22,949
B&G Foods Inc. Class A	6,513	59,789
Bare Escentuals Inc. (a)	14,311	175,024
Boston Beer Co. Inc. (a)	2,024	94,318
Calavo Growers Inc.	2,269	38,573
Cal-Maine Foods Inc.	3,107	105,887
Casey’s General Stores Inc.	11,277	359,962
Central Garden & Pet Co. (a)	13,245	131,655
Chattem Inc. (a)	4,249	396,432
China Sky One Medical Inc. (a)	2,437	55,442
China-Biotics Inc. (a)	1,720	26,608
Chiquita Brands International Inc. (a)	9,755	175,980
Coca-Cola Bottling Co. Consolidated	896	48,402
Darling International Inc. (a)	17,961	150,513
Diamond Foods Inc.	3,543	125,918
Diedrich Coffee Inc. (a)	715	24,918
Dole Food Company Inc. (a)	7,829	97,158
Elizabeth Arden Inc. (a)	5,393	77,875
Farmer Brothers Co.	1,392	27,478
Female Health Co. (a)	3,747	17,723
Fresh Del Monte Produce Inc. (a)	8,860	195,806
Great Atlantic & Pacific Tea Company Inc., The (a)	7,747	91,337
Griffin Land & Nurseries Inc.	730	21,265
Hain Celestial Group Inc. (a)	8,609	146,439
Harbinger Group Inc. (a)	2,137	15,002
Heckmann Corp. (a)	18,599	92,809
HQ Sustainable Maritime Industries Inc. (a)	2,658	18,712
Imperial Sugar Co.	2,561	44,664
Ingles Markets Inc.	2,759	41,744
Inter Parfums Inc.	3,080	37,484

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
J&J Snack Foods Corp.	2,972	$118,761
Lancaster Colony Corp.	4,134	205,460
Lance Inc.	6,008	158,010
Lifeway Foods Inc. (a)	1,050	12,474
Mannatech Inc.	3,189	9,950
Medifast Inc. (a)	2,731	83,514
Nash Finch Co.	2,841	105,373
National Beverage Corp. (a)	2,198	30,464
Nu Skin Enterprises Inc.	10,630	285,628
Nutraceutical International Corp. (a)	2,555	31,605
Oil-Dri Corporation of America	1,213	18,802
Omega Protein Corp. (a)	4,026	17,553
Orchids Paper Products Co. (a)	1,141	22,843
Overhill Farms Inc. (a)	3,723	18,094
Pantry Inc., The (a)	5,107	69,404
Prestige Brands Holdings Inc. (a)	7,407	58,219
PriceSmart Inc.	3,260	66,634
Revlon Inc. Class A (a)	4,059	69,044
Ruddick Corp.	9,453	243,226
Sanderson Farms Inc.	4,385	184,872
Schiff Nutrition International Inc.	2,028	15,859
Seneca Foods Corp. Class A (a)	2,122	50,652
Smart Balance Inc. (a)	14,460	86,760
Spartan Stores Inc.	4,803	68,635
Star Scientific Inc. (a)	14,390	10,073
Susser Holdings Corp. (a)	1,698	14,586
Synutra International Inc. (a)	4,200	56,742
Tootsie Roll Industries Inc.	5,385	147,441
TreeHouse Foods Inc. (a)	6,962	270,543
United Natural Foods Inc. (a)	9,362	250,340
Universal Corp.	5,489	250,353
USANA Health Sciences Inc. (a)	1,449	46,223
Vector Group Ltd.	8,373	117,222
Village Super Market Inc. Class A	1,434	39,177
WD-40 Co.	3,475	112,451
Weis Markets Inc.	2,424	88,137
Winn-Dixie Stores Inc. (a)	11,897	119,446
Zhongpin Inc. (a)	5,353	83,560

		7,079,657

Energy (5.10%)
Allis-Chalmers Energy Inc. (a)	13,806	52,049
Alon USA Energy Inc.	1,885	12,893
Apco Oil and Gas International Inc.	2,131	47,095
Approach Resources Inc. (a)	2,009	15,509
Arena Resources Inc. (a)	8,363	360,696
Atlas Energy Inc.	14,645	441,840
ATP Oil & Gas Corp. (a)	8,825	161,321
Basic Energy Services Inc. (a)	5,235	46,592
Berry Petroleum Co.	9,188	267,830
Bill Barrett Corp. (a)	8,360	260,080
Bolt Technology Corp. (a)	1,889	20,817
Boots & Coots Inc. (a)	18,333	30,249
BPZ Resources Inc. (a)	19,838	188,461
Brigham Exploration Co. (a)	21,679	293,750
Bristow Group Inc. (a)	7,856	302,063

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Bronco Drilling Co. Inc. (a)	5,767	$29,239
Cal Dive International Inc. (a)	10,340	78,170
CARBO Ceramics Inc.	4,272	291,222
Carrizo Oil & Gas Inc. (a)	5,909	156,529
Cheniere Energy Inc. (a)	10,787	26,105
Clayton Williams Energy Inc. (a)	1,187	41,592
Clean Energy Fuels Corp. (a)	8,088	124,636
Cloud Peak Energy Inc. (a)	6,697	97,508
Complete Production Services Inc. (a)	12,681	164,853
Contango Oil & Gas Co. (a)	2,685	126,222
CREDO Petroleum Corp. (a)	1,659	15,429
Crosstex Energy Inc.	8,836	53,458
Cubic Energy Inc. (a)	6,994	10,421
CVR Energy Inc. (a)	5,049	34,636
Dawson Geophysical Co. (a)	1,697	39,218
Delek US Holdings Inc.	2,909	19,810
Delta Petroleum Corp. (a)	37,187	38,674
DHT Maritime Inc.	10,655	39,210
Dril-Quip Inc. (a)	6,386	360,681
Endeavour International Corp. (a)	24,933	26,928
ENGlobal Corp. (a)	4,301	13,462
Evergreen Energy Inc. (a)	30,506	10,464
FX Energy Inc. (a)	9,399	26,787
General Maritime Corp.	11,234	78,526
Geokinetics Inc. (a)	1,051	10,111
GeoResources Inc. (a)	1,706	23,304
Global Industries Ltd. (a)	22,109	157,637
GMX Resources Inc. (a)	6,936	95,301
Golar LNG Ltd. (a)	6,782	86,945
Goodrich Petroleum Corp. (a)	5,472	133,243
Gran Tierra Energy Inc. (a)	44,738	256,349
Green Plains Renewable Energy Inc. (a)	2,217	32,967
GreenHunter Energy Inc. Warrants (a) (b)	94	0
Gulf Island Fabrication Inc.	2,673	56,213
GulfMark Offshore Inc. (a)	5,102	144,438
Gulfport Energy Corp. (a)	5,755	65,895
Harvest Natural Resources Inc. (a)	7,698	40,722
Hercules Offshore Inc. (a)	25,477	121,780
Hornbeck Offshore Services Inc. (a)	5,093	118,565
International Coal Group Inc. (a)	21,010	81,099
ION Geophysical Corp. (a)	23,852	141,204
Isramco Inc. (a)	253	18,090
James River Coal Co. (a)	6,268	116,146
Key Energy Services Inc. (a)	27,276	239,756
Knightsbridge Tankers Ltd.	3,754	49,778
Lufkin Industries Inc.	3,186	233,215
Matrix Service Co. (a)	5,709	60,801
McMoRan Exploration Co. (a)	15,929	127,751
Natural Gas Services Group (a)	2,653	50,009
Newpark Resources Inc. (a)	19,731	83,462
Nordic American Tanker Shipping Ltd.	9,255	277,650
Northern Oil and Gas Inc. (a)	7,833	92,743
Oilsands Quest Inc. (a)	47,489	54,612
OYO Geospace Corp. (a)	826	35,427

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Panhandle Oil & Gas Inc.	1,605	$41,570
Parker Drilling Co. (a)	24,929	123,399
Patriot Coal Corp. (a)	15,892	245,690
Penn Virginia Corp.	9,899	210,750
Petroleum Development Corp. (a)	4,318	78,631
Petroquest Energy Inc. (a)	11,933	73,149
PHI Inc. (a)	2,963	61,334
Pioneer Drilling Co. (a)	9,918	78,352
PrimeEnergy Corp. (a)	201	7,314
Rex Energy Corp. (a)	5,930	71,160
Rosetta Resources Inc. (a)	11,349	226,186
RPC Inc.	6,496	67,558
Ship Finance International Ltd.	9,415	128,326
Stone Energy Corp. (a)	9,357	168,894
SulphCo Inc. (a)	17,948	12,025
Superior Well Services Inc. (a)	3,939	56,170
Swift Energy Co. (a)	7,999	191,656
Syntroleum Corp. (a)	14,757	39,254
T-3 Energy Services Inc. (a)	2,741	69,896
Teekay Tankers Ltd. Class A	2,430	20,728
TETRA Technologies Inc. (a)	16,336	181,003
TGC Industries Inc. (a)	3,132	12,246
Toreador Resources Corp. (a)	4,411	43,669
Union Drilling Inc. (a)	2,310	14,438
Uranerz Energy Corp. (a)	10,637	13,828
Uranium Energy Corp. (a)	10,856	41,036
USEC Inc. (a)	24,070	92,670
VAALCO Energy Inc. (a)	13,284	60,442
Vantage Drilling Co. (a)	15,136	24,369
Venoco Inc. (a)	3,564	46,475
W&T Offshore Inc.	7,032	82,274
Warren Resources Inc. (a)	16,867	41,324
Western Refining Inc. (a)	9,149	43,092
Westmoreland Coal Co. (a)	2,081	18,542
Willbros Group Inc. (a)	8,329	140,510
World Fuel Services Corp.	12,894	345,430
Zion Oil & Gas Inc. (a)	2,794	19,977

		10,603,605

Financials (19.99%)
1st Source Corp.	3,385	54,465
Abington Bancorp Inc.	5,360	36,930
Acadia Realty Trust	8,897	150,092
Advance America Cash Advance Centers Inc.	9,722	54,054
Agree Realty Corp.	1,730	40,292
Alexander’s Inc. (a)	431	131,205
Alliance Financial Corp.	962	26,118
Allied Capital Corp. (a)	38,434	138,747
Ambac Financial Group Inc. (a)	62,982	52,275
American Campus Communities Inc.	11,457	321,942
American Capital Agency Corp.	3,552	94,270
American Capital Ltd. (a)	59,934	146,239
American Equity Investment Life Holding Co.	13,230	98,431
American National Bankshares Inc.	1,429	31,295

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Physicians Capital Inc.	1,886	$57,184
American Physicians Service Group Inc.	1,491	34,397
American Realty Investors Inc. (a)	982	12,030
American Safety Insurance Holdings Ltd. (a)	1,989	28,741
Ameris Bancorp	2,802	20,062
Amerisafe Inc. (a)	4,129	74,198
Ames National Corp.	1,410	29,765
AmTrust Financial Services Inc.	5,288	62,504
Anworth Mortgage Asset Corp.	24,177	169,239
Apollo Commercial Real Estate Finance Inc. (a)	2,188	39,362
Apollo Investment Corp.	35,578	339,058
Ares Capital Corp.	23,995	298,738
Argo Group International Holdings Ltd. (a)	6,738	196,345
Arrow Financial Corp.	2,061	51,525
Artio Global Investors Inc. (a)	6,049	154,189
Ashford Hospitality Trust Inc. (a)	11,623	53,931
Asset Acceptance Capital Corp. (a)	3,279	22,232
Associated Estates Realty Corp.	3,257	36,706
Assured Guaranty Ltd.	26,929	585,975
Astoria Financial Corp.	18,891	234,815
Auburn National Bancorporation Inc.	555	10,928
Avatar Holdings Inc. (a)	1,336	22,725
Baldwin & Lyons Inc.	1,878	46,218
BancFirst Corp.	1,511	55,967
Banco Latinoamericano de Exportaciones SA	5,988	83,233
Bancorp Inc. (a)	4,490	30,801
Bancorp Rhode Island Inc.	860	22,085
Bank Mutual Corp.	10,075	69,719
Bank of Kentucky Financial Corp.	727	13,653
Bank of Marin Bancorp	1,209	39,365
Bank of the Ozarks Inc.	2,951	86,376
BankFinancial Corp.	4,925	48,758
Banner Corp.	3,073	8,236
Bar Harbor Bankshares	676	18,556
Beneficial Mutual Bancorp Inc. (a)	7,546	74,253
Berkshire Hills Bancorp Inc.	3,188	65,928
BGC Partners Inc. Class A	10,804	49,914
BioMed Realty Trust Inc.	21,174	334,126
BlackRock Kelso Capital Corp.	2,843	24,222
Boston Private Financial Holdings Inc.	13,909	80,255
Bridge Bancorp Inc.	1,451	34,882
Broadpoint Gleacher Securities Inc. (a)	11,679	52,088
Brookline Bancorp Inc.	12,614	125,005
Brooklyn Federal Bancorp Inc.	733	7,359
Bryn Mawr Bank Corp.	1,505	22,710
Calamos Asset Management Inc. Class A	4,572	52,715
California First National Bancorp	849	11,088
Camden National Corp.	1,686	55,132
Cape Bancorp Inc. (a)	2,761	18,554
Capital City Bank Group Inc.	2,640	36,538

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Capital Southwest Corp.	669	$52,717
CapLease Inc.	10,014	43,861
Capstead Mortgage Corp.	15,153	206,838
Cardinal Financial Corp.	6,635	57,990
Cardtronics Inc. (a)	2,497	27,642
Care Investment Trust Inc.	2,905	22,601
Cash America International Inc.	6,452	225,562
Cathay General Bancorp	13,538	102,212
CBL & Associates Properties Inc.	29,954	289,655
Cedar Shopping Centers Inc.	8,414	57,215
Center Bancorp Inc.	2,585	23,058
Centerstate Banks of Florida Inc.	4,171	42,085
Central Pacific Financial Corp. (a)	6,221	8,150
Century Bancorp Inc. Class A	832	18,329
Chemical Financial Corp.	4,464	105,261
Cheviot Financial Corp.	1,064	7,863
Chicopee Bancorp Inc. (a)	1,520	18,970
China Housing & Land Development Inc. (a)	6,015	24,842
Citizens & Northern Corp.	1,964	18,737
Citizens Holding Co.	931	20,845
Citizens Inc. (a)	6,756	44,117
Citizens Republic Bancorp Inc. (a)	87,659	60,485
City Holding Co.	3,631	117,390
Clifton Savings Bancorp Inc.	2,287	21,429
CNA Surety Corp. (a)	3,748	55,808
CNB Financial Corp.	2,024	32,364
CoBiz Financial Inc.	6,659	31,630
Cogdell Spencer Inc.	6,518	36,892
Cohen & Steers Inc.	3,684	84,143
Colonial Properties Trust	14,731	172,795
Colony Financial Inc.	3,146	64,084
Columbia Banking Systems Inc.	6,309	102,080
Community Bank System Inc.	7,058	136,290
Community Trust Bancorp Inc.	3,089	75,526
Compass Diversified Holdings	5,227	66,697
CompuCredit Holdings Corp.	4,225	14,069
Conseco Inc. (a)	44,220	221,100
Consolidated-Tomoka Land Co.	1,176	41,089
Cousins Properties Inc.	16,436	125,407
Cowen Group Inc. Class A (a)	3,497	20,702
Crawford & Co. Class B (a)	4,811	18,955
Credit Acceptance Corp. (a)	1,302	54,814
CreXus Investment Corp. (a)	2,976	41,545
CVB Financial Corp.	18,032	155,796
Cypress Sharpridge Investments Inc.	3,685	49,784
Danvers Bancorp Inc.	4,849	62,989
DCT Industrial Trust Inc.	43,798	219,866
Delphi Financial Group Inc. Class A	9,937	222,291
Developers Diversified Realty Corp.	35,390	327,711
Diamond Hill Investment Group	451	28,968
DiamondRock Hospitality Co.	25,949	219,788
Dime Community Bancshares	5,472	64,132
Dollar Financial Corp. (a)	5,319	125,848
Donegal Group Inc.	2,812	43,698
Doral Financial Corp. (a)	1,174	4,262

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Duff & Phelps Corp. Class A	3,770	$68,840
DuPont Fabros Technology Inc.	5,495	98,855
Dynex Capital Inc.	2,642	23,065
E*TRADE Financial Corp. (a)	344,733	603,283
Eagle Bancorp Inc. (a)	3,389	35,483
East West Bancorp Inc.	20,097	317,533
Eastern Insurance Holdings Inc.	1,846	15,913
EastGroup Properties Inc.	5,414	207,248
Education Realty Trust Inc.	12,870	62,291
eHealth Inc. (a)	4,784	78,601
EMC Insurance Group Inc.	1,133	24,371
Employers Holdings Inc.	7,377	113,163
Encore Capital Group Inc. (a)	2,680	46,632
Enstar Group Ltd. (a)	1,414	103,250
Enterprise Bancorp Inc.	1,193	13,063
Enterprise Financial Services Corp.	2,423	18,681
Entertainment Properties Trust	9,199	324,449
Epoch Holding Corp.	2,964	30,974
Equity Lifestyle Properties Inc.	5,514	278,292
Equity One Inc.	6,894	111,476
ESB Financial Corp.	2,149	28,410
ESSA Bancorp Inc.	2,882	33,719
Evercore Partners Inc. Class A	3,170	96,368
Extra Space Storage Inc.	18,648	215,384
EZCORP Inc. (a)	10,111	174,010
Farmers Capital Bank Corp.	1,358	13,879
FBL Financial Group Inc.	2,889	53,504
FBR Capital Markets Corp. (a)	3,960	24,473
FelCor Lodging Trust Inc. (a)	13,814	49,730
Fifth Street Finance Corp.	7,328	78,703
Financial Federal Corp.	5,467	150,343
Financial Institutions Inc.	2,403	28,307
First Acceptance Corp. (a)	3,296	6,427
First Bancorp (North Carolina)	3,147	43,964
First BanCorp (Puerto Rico)	19,017	43,739
First Bancorp Inc.	1,896	29,236
First Busey Corp.	9,105	35,418
First California Financial Group Inc. (a)	1,589	4,354
First Cash Financial Services Inc. (a)	4,878	108,243
First Commonwealth Financial Corp.	19,279	89,647
First Community Bancshares Inc.	3,193	38,476
First Defiance Financial Corp.	1,905	21,507
First Financial Bancorp	11,556	168,255
First Financial Bankshares Inc.	4,482	243,059
First Financial Corp. Indiana	2,591	79,077
First Financial Holdings Inc.	3,532	45,881
First Financial Northwest Inc.	4,227	27,687
First Financial Service Corp.	953	8,634
First Industrial Realty Trust Inc. (a)	11,749	61,447
First Marblehead Corp. (a)	15,151	32,272
First Merchants Corp.	4,813	28,589
First Mercury Financial Corp.	3,186	43,680
First Midwest Bancorp Inc.	12,178	132,618
First of Long Island Corp., The	1,264	31,916
First Potomac Realty Trust	6,579	82,698
First South Bancorp Inc.	1,918	19,755

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
FirstMerit Corp.	17,807	$358,633
Flagstar Bancorp Inc. (a)	18,788	11,273
Flagstar Bancorp Inc. Rights (a) (b)	28,182	0
Flagstone Reinsurance Holdings Ltd.	8,197	89,675
Flushing Financial Corp.	6,725	75,724
FNB Corp. (PA)	24,387	165,588
Forestar Group Inc. (a)	7,725	169,796
Fox Chase Bancorp Inc. (a)	1,345	12,804
FPIC Insurance Group Inc. (a)	1,428	55,149
Franklin Street Properties Corp.	14,911	217,850
GAMCO Investors Inc.	1,446	69,827
German American Bancorp Inc.	2,586	42,023
Getty Realty Corp.	3,991	93,908
GFI Group Inc.	14,513	66,324
Glacier Bancorp Inc.	13,785	189,130
Gladstone Capital Corp.	4,627	35,628
Gladstone Commercial Corp.	2,004	26,874
Gladstone Investment Corp.	4,835	22,048
Glimcher Realty Trust	13,778	37,201
Government Properties Income Trust	2,567	58,990
Gramercy Capital Corp. (a)	9,141	23,675
Great Southern Bancorp Inc.	2,100	44,856
Greenlight Capital Re Ltd. Class A (a)	6,326	149,104
Guaranty Bancorp (a)	12,018	15,864
Hallmark Financial Services Inc. (a)	1,369	10,897
Hampton Roads Bankshares Inc.	4,313	7,461
Hancock Holding Co.	6,282	275,089
Harleysville Group Inc.	2,994	95,179
Harleysville National Corp.	9,408	60,588
Harris & Harris Group Inc. (a)	5,103	23,321
Hatteras Financial Corp.	8,039	224,770
Healthcare Realty Trust Inc.	12,958	278,079
Heartland Financial USA Inc.	2,871	41,199
Hercules Technology Growth Capital Inc.	7,707	80,076
Heritage Financial Corp.	1,318	18,162
Heritage Financial Group	462	3,350
Hersha Hospitality Trust	9,181	28,828
Highwoods Properties Inc.	15,466	515,791
Hilltop Holdings Inc. (a)	8,327	96,926
Home Bancorp Inc. (a)	2,094	25,526
Home Bancshares Inc.	3,910	94,114
Home Federal Bancorp Inc.	3,895	51,842
Home Properties Inc.	7,163	341,747
Horace Mann Educators Corp.	8,790	109,875
IBERIABANK Corp.	4,439	238,863
Independence Holding Co.	1,268	7,354
Independent Bank Corp. (MA)	4,664	97,431
Infinity Property & Casualty Corp.	3,034	123,302
Inland Real Estate Corp.	15,206	123,929
International Assets Holding Corp. (a)	2,498	36,321
International Bancshares Corp.	11,125	210,596
Invesco Mortgage Capital	1,968	44,792
Investors Bancorp Inc. (a)	9,860	107,868
Investors Real Estate Trust	16,219	145,971
iStar Financial Inc. (a)	23,178	59,336

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
JMP Group Inc.	3,431	$33,349
Kansas City Life Insurance Co.	1,005	29,899
Kayne Anderson Energy Development Co.	2,444	35,560
KBW Inc. (a)	7,560	206,842
Kearny Financial Corp.	4,186	42,195
Kentucky First Federal Bancorp	838	9,218
K-Fed Bancorp	1,049	9,221
Kilroy Realty Corp.	9,374	287,501
Kite Realty Group Trust	9,198	37,436
Knight Capital Group Inc. Class A (a)	20,066	309,016
Kohlberg Capital Corp.	3,792	17,292
LaBranche & Co. Inc. (a)	10,918	31,007
Lakeland Bancorp Inc.	4,500	28,755
Lakeland Financial Corp.	3,469	59,840
LaSalle Hotel Properties	13,850	294,036
Legacy Bancorp Inc.	1,734	17,097
Lexington Realty Trust	20,836	126,683
Life Partners Holdings Inc.	1,621	34,349
LTC Properties Inc.	5,136	137,388
Maiden Holdings Ltd.	10,780	78,910
Main Street Capital Corp.	1,663	26,808
MainSource Financial Group Inc.	4,982	23,814
MarketAxess Holdings Inc.	6,874	95,549
Max Capital Group Ltd.	9,965	222,220
MB Financial Inc.	11,210	221,061
MCG Capital Corp. (a)	15,129	65,357
Meadowbrook Insurance Group Inc.	12,792	94,661
Medallion Financial Corp.	3,251	26,561
Medical Properties Trust Inc.	17,941	179,410
Mercer Insurance Group Inc.	1,313	23,857
Merchants Bancshares Inc.	1,122	25,402
Meridian Interstate Bancorp Inc. (a)	2,297	19,961
Metro Bancorp Inc. (a)	2,136	26,850
MF Global Ltd. (a)	21,080	146,506
MFA Financial Inc.	61,581	452,620
MGIC Investment Corp. (a)	27,778	160,557
Mid-America Apartment Communities Inc.	6,139	296,391
MidSouth Bancorp Inc.	1,080	15,012
Mission West Properties Inc.	4,317	31,039
Monmouth Real Estate Investment Corp. Class A	4,326	32,185
Montpelier Re Holdings Ltd.	19,102	330,847
MVC Capital Inc.	4,229	49,902
Nara Bancorp Inc. (a)	7,336	83,190
NASB Financial Inc.	797	18,562
National Bankshares Inc.	1,617	45,745
National Financial Partners Corp. (a)	9,338	75,544
National Health Investors Inc.	5,554	205,442
National Interstate Corp.	1,344	22,794
National Penn Bancshares Inc.	28,221	163,400
National Retail Properties Inc.	17,265	366,363
National Western Life Insurance Co.	508	88,199
Navigators Group Inc. (a)	2,704	127,385
NBT Bancorp Inc.	7,713	157,114
Nelnet Inc. Class A	4,374	75,364

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
NewAlliance Bancshares Inc.	23,585	$283,256
NewStar Financial Inc. (a)	5,235	20,521
NGP Capital Resources Co.	4,746	38,585
Northeast Community Bancorp Inc.	1,399	9,191
Northfield Bancorp Inc.	4,198	56,757
Northrim BanCorp Inc.	1,489	25,134
NorthStar Realty Finance Corp.	13,140	45,070
Northwest Bancshares Inc.	8,662	98,054
Norwood Financial Corp.	445	12,723
NYMAGIC Inc.	1,234	20,472
OceanFirst Financial Corp.	1,936	21,877
Ocwen Financial Corp. (a)	12,815	122,640
Ohio Valley Banc Corp.	933	20,554
Old National Bancorp	19,467	241,975
Old Point Financial Corp.	524	8,148
Old Second Bancorp Inc.	2,479	17,080
Omega Healthcare Investors Inc.	17,962	349,361
Oppenheimer Holdings Inc. Class A	2,102	69,828
optionsXpress Holdings Inc.	8,947	138,231
Oriental Financial Group Inc.	5,331	57,575
Oritani Financial Corp.	2,339	32,114
Orrstown Financial Services Inc.	1,194	41,647
Pacific Capital Bancorp	10,180	9,773
Pacific Continental Corp.	4,091	46,801
PacWest Bancorp	5,712	115,097
Park National Corp.	2,426	142,843
Parkway Properties Inc.	4,850	100,977
Peapack-Gladstone Financial Corp.	1,909	24,206
PennantPark Investment Corp.	5,954	53,110
Penns Woods Bancorp Inc.	898	29,131
Pennsylvania Real Estate Investment Trust	8,010	67,765
Pennymac Mortgage Investment Trust (a)	3,286	56,453
Penson Worldwide Inc. (a)	4,668	42,292
Peoples Bancorp Inc.	2,164	20,948
Peoples Financial Corp.	893	18,146
PHH Corp. (a)	11,639	187,504
Phoenix Companies Inc. (a)	25,131	69,864
PICO Holdings Inc. (a)	5,077	166,170
Pinnacle Financial Partners Inc. (a)	7,475	106,294
Piper Jaffray Co. (a)	4,239	214,536
Platinum Underwriters Holdings Ltd.	11,204	429,001
PMA Capital Corp. (a)	7,092	44,680
PMI Group Inc. (a)	14,894	37,533
Porter Bancorp Inc.	730	10,979
Portfolio Recovery Associates Inc. (a)	3,459	155,240
Post Properties Inc.	10,764	210,974
Potlatch Corp.	8,721	278,025
PremierWest Bancorp	4,446	6,313
Presidential Life Corp.	4,808	43,993
Primus Guaranty Ltd. (a)	5,119	15,613
PrivateBancorp Inc.	11,600	104,052
ProAssurance Corp. (a)	7,147	383,865
Prospect Capital Corp.	14,001	165,352
Prosperity Bancshares Inc.	9,969	403,445
Provident Financial Services Inc.	12,863	136,991

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Provident New York Bancorp	8,010	$67,604
Prudential Bancorp Inc. of Pennsylvania	956	9,101
PS Business Parks Inc.	3,816	190,991
Pzena Investment Management Inc. Class A (a)	1,311	10,672
QC Holdings Inc.	1,687	8,114
Radian Group Inc.	17,857	130,535
RAIT Financial Trust (a)	13,604	17,821
Ramco-Gershenson Properties Trust	5,802	55,351
Redwood Trust Inc.	16,992	245,704
Renasant Corp.	4,597	62,519
Republic Bancorp Inc. (Kentucky)	2,036	41,942
Republic First Bancorp Inc. (a)	1,704	7,276
Resource America Inc. Class A	2,649	10,702
Resource Capital Corp.	4,351	21,407
Rewards Network Inc.	1,507	19,048
Riskmetrics Group Inc. (a)	4,998	79,518
RLI Corp.	4,173	222,212
Rockville Financial Inc.	1,779	18,680
Roma Financial Corp.	2,179	26,932
S&T Bancorp Inc.	4,866	82,771
Safeguard Scientifics Inc. (a)	4,648	47,921
Safety Insurance Group Inc.	2,797	101,335
Sanders Morris Harris Group Inc.	4,259	23,424
Sandy Spring Bancorp Inc.	3,602	32,022
Santander BanCorp (a)	864	10,610
Saul Centers Inc.	1,486	48,681
SCBT Financial Corp.	2,804	77,643
Seabright Insurance Holdings (a)	4,651	53,440
Selective Insurance Group Inc.	11,667	191,922
Shore Bancshares Inc.	1,840	26,606
Sierra Bancorp	1,626	12,406
Signature Bank (a)	8,800	280,720
Simmons First National Corp.	3,656	101,637
Smithtown Bancorp Inc.	3,420	20,349
South Financial Group Inc.	52,058	33,562
Southside Bancshares Inc.	3,019	59,233
Southwest Bancorp Inc.	3,244	22,513
Sovran Self Storage Inc.	6,109	218,275
Starwood Property Trust Inc.	10,168	192,074
State Auto Financial Corp.	3,126	57,831
State Bancorp Inc.	3,136	22,297
StellarOne Corp.	4,955	49,352
Sterling Bancorp NY	3,935	28,096
Sterling Bancshares Inc. TX	18,413	94,459
Sterling Financial Corp. WA (a)	11,875	7,362
Stewart Information Services Corp.	3,746	42,255
Stifel Financial Corp. (a)	6,536	387,193
Strategic Hotels & Resorts Inc. (a)	16,341	30,394
Suffolk Bancorp	2,063	61,271
Sun Bancorp Inc. (New Jersey) (a)	3,251	12,191
Sun Communities Inc.	3,611	71,317
Sunstone Hotel Investors Inc. (a)	21,814	193,708
Susquehanna Bancshares Inc.	19,654	115,762
SVB Financial Group (a)	8,979	374,335
SWS Group Inc.	5,343	64,650

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
SY Bancorp Inc.	2,648	$56,535
Tanger Factory Outlet Centers Inc.	8,794	342,878
Tejon Ranch Co. (a)	2,443	71,384
Territorial Bancorp Inc. (a)	2,732	49,313
Teton Advisors Inc. Class B (a) (b)	25	400
Texas Capital Bancshares Inc. (a)	7,673	107,115
Thomas Weisel Partners Group Inc. (a)	4,908	18,552
TICC Capital Corp.	6,228	37,679
Tompkins Financial Corp.	1,813	73,426
Tower Bancorp Inc.	816	18,646
Tower Group Inc.	9,873	231,127
TowneBank	4,554	53,191
TradeStation Group Inc. (a)	7,702	60,769
Transcontinental Realty Investors Inc. (a)	317	3,775
Tree.com Inc. (a)	1,518	13,890
Triangle Capital Corp.	1,749	21,145
Trico Bancshares	3,216	53,546
Trustco Bank Corp. NY	16,217	102,167
Trustmark Corp.	13,937	314,140
U.S. Global Investors Inc. Class A	2,775	34,160
UMB Financial Corp.	7,081	278,637
UMH Properties Inc.	2,068	17,537
Umpqua Holdings Corp.	18,672	250,392
Union Bankshares Corp.	4,093	50,712
United America Indemnity Ltd. Class A (a)	7,881	62,418
United Bankshares Inc.	8,181	163,375
United Community Banks Inc. (a)	18,237	61,823
United Financial Bancorp Inc.	3,893	51,037
United Fire & Casualty Co.	4,998	91,114
United Security Bancshares Inc.	1,409	24,150
Universal Health Realty Income Trust	2,565	82,157
Universal Insurance Holdings Inc.	3,123	18,332
Univest Corp. of Pennsylvania	3,694	64,756
Urstadt Biddle Properties Inc.	4,525	69,097
U-Store-It Trust	17,879	130,874
ViewPoint Financial Group	2,260	32,567
Virtus Investment Partners Inc. (a)	1,256	19,970
Walter Investment Management Corp.	5,117	73,327
Washington Banking Co.	3,350	39,999
Washington Real Estate Investment Trust	12,558	345,973
Washington Trust Bancorp Inc.	3,132	48,797
Waterstone Financial Inc. (a)	1,525	3,126
Webster Financial Corp.	14,490	171,996
WesBanco Inc.	5,324	65,698
West Bancorporation	3,812	18,793
Westamerica Bancorporation	6,462	357,801
Western Alliance Bancorp (a)	10,660	40,295
Westfield Financial Inc.	6,950	57,338
Westwood Holdings Group Inc.	1,296	47,097
Wilber Corp.	1,377	9,914
Wilshire Bancorp Inc.	4,217	34,537
Winthrop Realty Trust	2,300	24,978

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Wintrust Financial Corp.	5,143	$158,353
World Acceptance Corp. (a)	3,638	130,350
WSFS Financial Corp.	1,364	34,959
Yadkin Valley Financial Corp.	4,347	15,910
Zenith National Insurance Corp.	8,173	243,392

		41,578,306

Health Care (14.12%)
Abaxis Inc. (a)	4,583	117,096
Abiomed Inc. (a)	6,876	60,096
Accelrys Inc. (a)	5,864	33,601
Accuray Inc. (a)	9,344	52,420
Acorda Therapeutics Inc. (a)	8,166	205,947
Acura Pharmaceuticals Inc. (a)	1,778	9,477
Adolor Corp. (a)	10,092	14,734
Affymax Inc. (a)	3,811	94,284
Affymetrix Inc. (a)	16,097	94,006
AGA Medical Holdings Inc. (a)	3,005	44,384
Air Methods Corp. (a)	2,354	79,141
Akorn Inc. (a)	12,611	22,574
Albany Molecular Research Inc. (a)	5,087	46,190
Align Technology Inc. (a)	12,590	224,354
Alkermes Inc. (a)	20,734	195,107
Alliance HealthCare Services Inc. (a)	5,809	33,169
Allied Healthcare International Inc. (a)	10,573	30,767
Allion Healthcare Inc. (a)	4,657	30,550
Allos Therapeutics Inc. (a)	16,146	106,079
Almost Family Inc. (a)	1,584	62,616
Alnylam Pharmaceuticals Inc. (a)	7,812	137,647
Alphatec Holdings Inc. (a)	7,634	40,766
AMAG Pharmaceuticals Inc. (a)	3,841	146,073
Amedisys Inc. (a)	5,874	285,241
America Service Group Inc.	1,934	30,693
American Caresource Holdings Inc. (a)	2,674	6,418
American Dental Partners Inc. (a)	3,034	39,139
American Medical Systems Holdings Inc. (a)	16,193	312,363
AMERIGROUP Corp. (a)	11,593	312,547
AMICAS Inc. (a)	8,269	44,983
Amicus Therapeutics Inc. (a)	3,542	14,062
AMN Healthcare Services Inc. (a)	7,429	67,307
Amsurg Corp. (a)	6,633	146,059
Analogic Corp.	2,665	102,629
Angiodynamics Inc. (a)	5,306	85,320
Ardea Biosciences Inc. (a)	3,117	43,638
Arena Pharmaceuticals Inc. (a)	21,025	74,639
Ariad Pharmaceuticals Inc. (a)	24,447	55,739
ArQule Inc. (a)	9,294	34,295
Array Biopharma Inc. (a)	10,688	30,033
ARYx Therapeutics Inc. (a)	4,890	15,697
Assisted Living Concepts Inc. Class A (a)	2,011	53,030
athenahealth Inc. (a)	7,354	332,695
Atrion Corp.	329	51,232
ATS Medical Inc. (a)	11,075	35,772

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Auxilium Pharmaceuticals Inc. (a)	9,952	$298,361
AVANIR Pharmaceuticals Inc. Class A (a)	14,204	26,988
AVI BioPharma Inc. (a)	23,848	34,818
BioCryst Pharmaceuticals Inc. (a)	5,043	32,578
Biodel Inc. (a)	3,332	14,461
BioDelivery Sciences International Inc. (a)	2,232	8,772
BioMimetic Therapeutics Inc. (a)	2,903	34,633
Bio-Reference Laboratories Inc. (a)	2,601	101,933
BioScrip Inc. (a)	8,114	67,833
BioSpecifics Technologies Corp. (a)	851	24,977
BMP Sunstone Corp. (a)	7,568	43,062
Bovie Medical Corp. (a)	3,977	31,060
Bruker Corp. (a)	11,096	133,818
Cadence Pharmaceuticals Inc. (a)	5,857	56,637
Cambrex Corp. (a)	6,570	36,661
Cantel Medical Corp. (a)	2,732	55,132
Capital Senior Living Corp. (a)	4,614	23,162
Caraco Pharmaceutical Laboratories Ltd. (a)	2,208	13,336
Cardiac Science Corp. (a)	4,258	9,495
CardioNet Inc. (a)	5,518	32,777
Cardiovascular Systems Inc. (a)	2,136	9,804
Cardium Therapeutics Inc. (a)	9,182	6,244
Catalyst Health Solutions Inc. (a)	8,121	296,173
Celera Corp. (a)	18,545	128,146
Cell Therapeutics Inc. (a)	121,678	138,713
Celldex Therapeutics Inc. (a)	5,564	26,040
Centene Corp. (a)	9,317	197,241
Cepheid Inc. (a)	12,658	157,972
Chelsea Therapeutics International Ltd. (a)	5,548	14,980
Chemed Corp.	4,944	237,164
Chindex International Inc. (a)	2,599	36,724
Clarient Inc. (a)	7,019	18,600
Clinical Data Inc. (a)	2,918	53,283
Computer Programs & Systems Inc.	2,152	99,100
Conceptus Inc. (a)	6,925	129,913
Conmed Corp. (a)	6,159	140,425
Continucare Corp. (a)	6,910	30,197
Cornerstone Therapeutics Inc. (a)	1,538	9,382
Corvel Corp. (a)	1,434	48,096
Cross Country Healthcare Inc. (a)	6,774	67,130
CryoLife Inc. (a)	6,105	39,194
Cubist Pharmaceuticals Inc. (a)	12,497	237,068
Cumberland Pharmaceuticals Inc. (a)	1,805	24,530
Curis Inc. (a)	14,968	48,646
Cutera Inc. (a)	3,115	26,509
Cyberonics Inc. (a)	5,863	119,840
Cynosure Inc. Class A (a)	2,094	24,060
Cypress Bioscience Inc. (a)	8,706	50,147
Cytokinetics Inc. (a)	8,286	24,112
Cytori Therapeutics Inc. (a)	7,083	43,206
Delcath Systems Inc. (a)	5,339	27,442
DepoMed Inc. (a)	10,518	35,235
Dexcom Inc. (a)	9,459	76,429

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Dionex Corp. (a)	3,839	$283,587
Discovery Laboratories Inc. (a)	30,534	19,191
Durect Corp. (a)	18,266	45,117
Dyax Corp. (a)	15,132	51,297
Eclipsys Corp. (a)	12,204	226,018
Electro-Optical Sciences Inc. (a)	4,125	42,735
Emergency Medical Services Corp. Class A (a)	6,355	344,123
Emergent Biosolutions Inc. (a)	3,798	51,615
Emeritus Corp. (a)	4,320	81,000
Endologix Inc. (a)	10,260	54,173
Ensign Group Inc.	2,567	39,455
EnteroMedics Inc. (a)	3,609	2,021
Enzo Biochem Inc. (a)	7,253	39,021
Enzon Pharmaceuticals Inc. (a)	9,421	99,203
eResearch Technology Inc. (a)	9,493	57,053
ev3 Inc. (a)	16,432	219,203
Exactech Inc. (a)	1,888	32,681
Exelixis Inc. (a)	23,390	172,384
Facet Biotech Corp. (a)	5,242	92,154
Genomic Health Inc. (a)	2,995	58,582
Genoptix Inc. (a)	3,618	128,548
Gentiva Health Services Inc. (a)	6,284	169,731
Geron Corp. (a)	20,126	111,699
Greatbatch Inc. (a)	5,238	100,727
GTx Inc. (a)	4,085	17,157
Haemonetics Corp. (a)	5,633	310,660
Halozyme Therapeutics Inc. (a)	14,655	86,025
Hanger Orthopedic Group Inc. (a)	5,841	80,781
Hansen Medical Inc. (a)	5,606	16,986
Harvard Bioscience Inc. (a)	5,775	20,617
Health Grades Inc. (a)	5,587	23,968
Healthsouth Corp. (a)	20,429	383,452
Healthspring Inc. (a)	10,697	188,374
Healthways Inc. (a)	7,130	130,764
HeartWare International Inc. (a)	1,091	38,698
Hemispherx Biopharma Inc. (a)	25,749	14,419
Hi-Tech Pharmacal Co. Inc. (a)	1,915	53,716
HMS Holdings Corp. (a)	5,620	273,638
Home Diagnostics Inc. (a)	2,732	16,665
Human Genome Sciences Inc. (a)	40,032	1,224,979
ICU Medical Inc. (a)	2,827	103,016
Idenix Pharmaceuticals Inc. (a)	5,477	11,776
Idera Pharmaceuticals Inc. (a)	4,508	23,306
Immucor Inc. (a)	15,528	314,287
ImmunoGen Inc. (a)	12,764	100,325
Immunomedics Inc. (a)	14,307	45,925
Impax Laboratories Inc. (a)	12,928	175,821
Incyte Corp. (a)	19,335	176,142
Infinity Pharmaceuticals Inc. (a)	4,208	26,005
Insmed Inc. (a)	29,222	22,501
Inspire Pharmaceuticals Inc. (a)	13,789	76,115
Insulet Corp. (a)	7,707	110,056
Integra LifeSciences Holdings Corp. (a)	4,081	150,099
InterMune Inc. (a)	8,234	107,371
Invacare Corp.	6,248	155,825

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
inVentiv Health Inc. (a)	7,020	$113,513
IPC The Hospitalist Co. (a)	3,431	114,081
IRIS International Inc. (a)	4,038	49,910
Isis Pharmaceuticals Inc. (a)	20,517	227,739
ISTA Pharmaceuticals Inc. (a)	7,764	35,404
Javelin Pharmaceuticals Inc. (a)	10,759	13,987
Kendle International Inc. (a)	3,270	59,874
Kensey Nash Corp. (a)	1,784	45,492
Kindred Healthcare Inc. (a)	8,459	156,153
KV Pharmaceutical Co. Class A (a)	7,460	27,378
Landauer Inc.	2,107	129,370
Lannett Company Inc. (a)	2,393	14,143
LCA-Vision Inc. (a)	3,890	19,917
Lexicon Pharmaceuticals Inc. (a)	24,116	40,997
LHC Group Inc. (a)	3,437	115,518
Ligand Pharmaceuticals Inc. Class B (a)	27,137	58,887
Luminex Corp. (a)	8,795	131,309
Magellan Health Services Inc. (a)	7,725	314,639
MAKO Surgical Corp. (a)	4,231	46,964
MannKind Corp. (a)	13,148	115,176
MAP Pharmaceuticals Inc. (a)	1,706	16,258
Martek Biosciences Corp. (a)	7,173	135,857
Masimo Corp. (a)	11,157	339,396
Matrixx Initiatives Inc. (a)	2,257	9,525
Maxygen Inc. (a)	6,036	36,759
MedAssets Inc. (a)	8,398	178,122
Medcath Corp. (a)	3,490	27,606
Medical Action Industries Inc. (a)	3,253	52,243
Medicines Co. (a)	10,917	91,048
Medicis Pharmaceutical Corp. Class A	12,851	347,620
Medidata Solutions Inc. (a)	1,619	25,256
Medivation Inc. (a)	6,144	231,322
MedQuist Inc.	2,185	14,618
Merge Healthcare Inc. (a)	6,087	20,452
Meridian Bioscience Inc.	8,860	190,933
Merit Medical Systems Inc. (a)	5,856	112,962
Metabolix Inc. (a)	4,159	46,040
Metropolitan Health Networks Inc. (a)	9,512	18,929
Micromet Inc. (a)	12,886	85,821
Micrus Endovascular Corp. (a)	3,408	51,154
MiddleBrook Pharmaceuticals Inc. (a)	7,842	3,999
Molecular Insight Pharmaceuticals Inc. (a)	3,868	8,703
Molina Healthcare Inc. (a)	2,978	68,107
Momenta Pharmaceuticals Inc. (a)	8,171	103,036
MWI Veterinary Supply Inc. (a)	2,294	86,484
Myriad Pharmaceuticals Inc. (a)	5,336	26,840
Nabi Biopharmaceuticals (a)	11,390	55,811
Nanosphere Inc. (a)	2,818	18,148
National Healthcare Corp.	1,863	67,273
National Research Corp.	371	7,680
Natus Medical Inc. (a)	5,762	85,220
Nektar Therapeutics (a)	19,912	185,580
Neogen Corp. (a)	4,480	105,773
Neurocrine Biosciences Inc. (a)	8,635	23,487
NeurogesX Inc. (a)	2,452	18,905

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Nighthawk Radiology Holdings Inc. (a)	3,911	$17,717
NovaMed Inc. (a)	4,708	18,267
Novavax Inc. (a)	13,182	35,064
NPS Pharmaceuticals Inc. (a)	10,344	35,170
NuVasive Inc. (a)	8,024	256,608
NxStage Medical Inc. (a)	4,328	36,139
Obagi Medical Products Inc. (a)	3,884	46,608
Odyssey HealthCare Inc. (a)	7,191	112,036
Omeros Corp. (a)	1,495	10,495
Omnicell Inc. (a)	7,276	85,056
OncoGenex Pharmaceutical Inc. (a)	943	21,010
Onyx Pharmaceuticals Inc. (a)	13,490	395,797
Opko Health Inc. (a)	10,460	19,142
Optimer Pharmaceuticals Inc. (a)	6,293	70,985
OraSure Technologies Inc. (a)	10,350	52,578
Orexigen Therapeutics Inc. (a)	5,967	44,394
Orthofix International NV (a)	3,870	119,854
Orthovita Inc. (a)	14,487	50,849
Osiris Therapeutics Inc. (a)	3,677	26,254
Owens & Minor Inc.	9,042	388,173
OXiGENE Inc. (a)	6,468	7,374
Pain Therapeutics Inc. (a)	7,727	41,417
Palomar Medical Technologies Inc. (a)	4,226	42,598
Par Pharmaceutical Companies Inc. (a)	7,531	203,789
Parexel International Corp. (a)	12,584	177,434
PDL BioPharma Inc.	26,563	182,222
Pharmasset Inc. (a)	4,630	95,841
PharMerica Corp. (a)	6,936	110,144
Phase Forward Inc. (a)	9,709	149,033
Poniard Pharmaceuticals Inc. (a)	5,399	9,880
Pozen Inc. (a)	5,665	33,933
Progenics Pharmaceuticals Inc. (a)	5,845	25,952
Protalix BioTherapeutics Inc. (a)	8,085	53,523
Providence Service Corp. (a)	2,574	40,669
PSS World Medical Inc. (a)	13,019	293,839
Psychiatric Solutions Inc. (a)	12,194	257,781
Quality Systems Inc.	5,211	327,199
Questcor Pharmaceuticals Inc. (a)	12,221	58,050
Quidel Corp. (a)	5,961	82,143
Radnet Inc. (a)	5,343	10,900
Regeneron Pharmaceuticals Inc. (a)	13,761	332,741
RehabCare Group Inc. (a)	5,399	164,292
Repligen Corp. (a)	6,799	27,944
Repros Therapeutics Inc. (a)	2,239	1,784
Res-Care Inc. (a)	5,790	64,848
Rigel Pharmaceuticals Inc. (a)	11,123	105,780
Rochester Medical Corp. (a)	2,342	26,066
Rockwell Medical Technologies Inc. (a)	3,320	25,531
RTI Biologics Inc. (a)	11,797	45,300
Salix Pharmaceuticals Ltd. (a)	12,155	308,737
Sangamo BioSciences Inc. (a)	10,132	59,981
Santarus Inc. (a)	12,113	55,962
Savient Pharmaceuticals Inc. (a)	14,800	201,428
SciClone Pharmaceuticals Inc. (a)	8,411	19,598
Seattle Genetics Inc. (a)	18,696	189,951
Select Medical Holdings Corp. (a)	7,378	78,354

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Sequenom Inc. (a)	13,726	$56,826
SIGA Technologies Inc. (a)	6,042	35,044
Sirona Dental Systems Inc. (a)	3,705	117,597
Skilled Healthcare Group Inc. Class A (a)	3,845	28,645
Somanetics Corp. (a)	2,819	49,473
SonoSite Inc. (a)	3,934	92,960
Spectranetics Corp. (a)	7,119	49,548
Spectrum Pharmaceuticals Inc. (a)	8,808	39,108
StemCells Inc. (a)	24,083	30,345
Stereotaxis Inc. (a)	6,177	24,276
STERIS Corp.	12,637	353,457
Sucampo Pharmaceuticals Inc. Class A (a)	1,995	8,060
Sun Healthcare Group Inc. (a)	9,004	82,567
Sunrise Senior Living Inc. (a)	9,860	31,749
SuperGen Inc. (a)	13,841	36,263
SurModics Inc. (a)	3,384	76,681
Symmetry Medical Inc. (a)	7,788	62,771
Synovis Life Technologies Inc. (a)	2,731	35,257
Synta Pharmaceuticals Corp. (a)	3,657	18,504
Theravance Inc. (a)	11,993	156,749
Thoratec Corp. (a)	12,507	336,688
TomoTherapy Inc. (a)	8,980	35,022
TranS1 Inc. (a)	2,672	10,554
Transcend Services Inc. (a)	1,473	31,463
Triple-S Management Corp. Class B (a)	4,167	73,339
U.S. Physical Therapy Inc. (a)	2,600	44,018
Universal American Financial Corp. (a)	6,257	73,207
Utah Medical Products Inc.	758	22,225
Vanda Pharmaceuticals Inc. (a)	6,196	69,643
Varian Inc. (a)	6,347	327,124
Vascular Solutions Inc. (a)	3,785	31,756
Vical Inc. (a)	10,004	32,913
ViroPharma Inc. (a)	16,830	141,204
Virtual Radiologic Corp. (a)	1,526	19,472
Vital Images Inc. (a)	3,328	42,232
VIVUS Inc. (a)	17,934	164,813
Volcano Corp. (a)	10,396	180,682
WellCare Health Plans Inc. (a)	9,254	340,177
West Pharmaceutical Services Inc.	7,234	283,573
Wright Medical Group Inc. (a)	8,095	153,400
Xenoport Inc. (a)	6,767	125,596
Young Innovations Inc.	1,277	31,644
Zoll Medical Corp. (a)	4,443	118,717
ZymoGenetics Inc. (a)	8,495	54,283

		29,368,892

Industrials (15.55%)
3D Systems Corp. (a)	3,684	41,629
Aaon Inc.	2,941	57,320
AAR Corp. (a)	8,366	192,251
ABM Industries Inc.	9,925	205,050
Acacia Research - Acacia Technologies (a)	7,442	67,797
ACCO Brands Corp. (a)	11,895	86,596

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Aceto Corp.	5,355	$27,578
Actuant Corp. Class A	14,763	273,558
Acuity Brands Inc.	9,476	337,725
Administaff Inc.	4,737	111,746
Advanced Battery Technologies Inc. (a)	11,610	46,440
Advisory Board Co. (a)	3,221	98,756
Aerovironment Inc. (a)	2,748	79,912
Air Transport Services Group Inc. (a)	13,027	34,391
Aircastle Ltd.	10,241	100,874
Airtran Holdings Inc. (a)	29,901	156,083
Alamo Group Inc.	1,355	23,238
Alaska Air Group Inc. (a)	7,881	272,367
Albany International Corp. Class A	5,793	130,111
Allegiant Travel Co. (a)	3,413	160,991
Altra Holdings Inc. (a)	5,797	71,593
Amerco Inc. (a)	1,975	98,197
American Commercial Lines Inc. (a)	1,962	35,963
American Ecology Corp.	4,219	71,892
American Railcar Industries Inc.	2,027	22,338
American Reprographics Co. (a)	7,995	56,045
American Science & Engineering Inc.	2,051	155,548
American Superconductor Corp. (a)	9,539	390,145
American Woodmark Corp.	2,358	46,405
Ameron International Corp.	1,946	123,493
Ampco-Pittsburgh Corp.	1,816	57,258
AMREP Corp. (a)	461	6,316
AO Smith Corp.	4,836	209,834
APAC Customer Services Inc. (a)	5,956	35,498
Apogee Enterprises Inc.	6,351	88,914
Applied Industrial Technologies Inc.	9,111	201,080
Applied Signal Technology Inc.	2,966	57,214
Argan Inc. (a)	1,741	25,053
ARGON ST Inc. (a)	3,117	67,701
Arkansas Best Corp.	5,686	167,339
Ascent Solar Technologies Inc. (a)	3,647	19,329
Astec Industries Inc. (a)	4,045	108,972
Astronics Corp. (a)	2,173	18,579
ATC Technology Corp. (a)	4,138	98,691
Atlas Air Worldwide Holdings Inc. (a)	4,569	170,195
Avis Budget Group Inc. (a)	22,418	294,124
AZZ Inc. (a)	2,760	90,252
Badger Meter Inc.	3,321	132,242
Baldor Electric Co.	10,213	286,883
Barnes Group Inc.	9,970	168,493
Barrett Business Services Inc.	1,808	22,220
Beacon Roofing Supply Inc. (a)	9,860	157,760
Belden Inc.	10,135	222,159
Blount International Inc. (a)	8,487	85,719
BlueLinx Holdings Inc. (a)	3,572	9,894
Bowne & Co. Inc.	8,601	57,455
Brady Corp.	10,543	316,395
Briggs & Stratton Corp.	10,936	204,613
Broadwind Energy Inc. (a)	7,302	59,073
Builders FirstSource Inc. (a)	3,994	15,377
Builders FirstSource Inc. Rights (a)	6,434	1,574
CAI International Inc. (a)	1,609	14,529

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Cascade Corp.	1,993	$54,788
CBIZ Inc. (a)	10,141	78,086
CDI Corp.	2,940	38,073
Celadon Group Inc. (a)	4,880	52,948
Cenveo Inc. (a)	11,979	104,816
Ceradyne Inc. (a)	5,840	112,186
Chart Industries Inc. (a)	6,460	106,913
Chase Corp.	1,437	16,971
China BAK Battery Inc. (a)	6,913	19,218
China Fire & Security Group Inc. (a)	3,062	41,429
CIRCOR International Inc.	3,878	97,648
Clarcor Inc.	11,011	357,197
Clean Harbors Inc. (a)	4,694	279,809
Colfax Corp. (a)	4,912	59,140
Columbus McKinnon Corp. (a)	4,169	56,949
Comfort Systems USA Inc.	8,807	108,678
COMSYS IT Partners Inc. (a)	3,725	33,115
Consolidated Graphics Inc. (a)	2,187	76,589
Cornell Companies Inc. (a)	2,436	55,297
Corporate Executive Board Co.	7,661	174,824
CoStar Group Inc. (a)	4,228	176,604
Courier Corp.	2,394	34,114
CRA International Inc. (a)	2,428	64,706
Cubic Corp.	3,292	122,792
Curtiss-Wright Corp.	10,010	313,513
Deluxe Corp.	11,136	164,701
Diamond Management & Technology Consultants Inc.	5,601	41,279
DigitalGlobe Inc. (a)	3,005	72,721
Dollar Thrifty Automotive Group Inc. (a)	6,237	159,730
Ducommun Inc.	2,316	43,332
Duoyuan Printing Inc. (a)	1,891	15,223
DXP Enterprises Inc. (a)	1,570	20,520
Dycom Industries Inc. (a)	8,883	71,330
Dynamex Inc. (a)	2,021	36,580
Dynamic Materials Corp.	2,766	55,458
DynCorp International Inc. Class A (a)	5,693	81,695
Eagle Bulk Shipping Inc. (a)	13,923	68,919
Eastern Co.	1,401	18,815
EMCOR Group Inc. (a)	14,222	382,572
Encore Wire Corp.	4,008	84,449
Ener1 Inc. (a)	10,108	64,085
Energy Conversion Devices Inc. (a)	9,533	100,764
Energy Recovery Inc. (a)	7,814	53,760
EnergySolutions Inc.	16,420	139,406
EnerNOC Inc. (a)	3,152	95,789
EnerSys (a)	8,868	193,943
Ennis Inc.	5,646	94,796
EnPro Industries Inc. (a)	4,385	115,808
ESCO Technologies Inc.	5,711	204,739
Esterline Technologies Corp. (a)	6,491	264,638
Evergreen Solar Inc. (a)	43,992	66,428
Exponent Inc. (a)	2,807	78,147
Federal Signal Corp.	10,791	64,962
Flanders Corp. (a)	3,514	15,672
Flow International Corp. (a)	8,247	25,401

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Force Protection Inc. (a)	16,097	$83,865
Forward Air Corp.	6,142	153,857
Franklin Covey Co. (a)	3,003	18,919
Franklin Electric Co. Inc.	5,068	147,377
Freightcar America Inc.	2,628	52,113
Fuel Tech Inc. (a)	4,092	33,432
FuelCell Energy Inc. (a)	15,057	56,614
Furmanite Corp. (a)	7,989	30,438
Fushi Copperweld Inc. (a)	3,163	32,010
G&K Services Inc. Class A	4,147	104,214
Genco Shipping & Trading Ltd. (a)	5,465	122,307
GenCorp Inc. (a)	10,356	72,492
Genesee & Wyoming Inc. (a)	8,045	262,589
Geo Group Inc. (a)	11,207	245,209
GeoEye Inc. (a)	4,165	116,120
Gibraltar Industries Inc. (a)	5,901	92,823
Global Defense Technology & Systems Inc. (a)	1,007	16,575
Gormann-Rupp Co., The	3,206	88,614
GP Strategies Corp. (a)	3,701	27,869
GrafTech International Ltd. (a)	26,123	406,213
Graham Corp.	2,178	45,085
Granite Construction Inc.	7,412	249,488
Great Lakes Dredge & Dock Co.	8,729	56,564
Greenbrier Companies Inc.	3,591	37,275
Griffon Corp. (a)	9,213	112,583
GT Solar International Inc. (a)	6,652	36,985
H&E Equipment Services Inc. (a)	6,357	66,685
Harbin Electric Inc. (a)	3,379	69,405
Hawaiian Holdings Inc. (a)	10,861	76,027
Healthcare Services Group Inc.	9,377	201,230
Heartland Express Inc.	10,843	165,573
Heico Corp.	5,040	223,423
Heidrick & Struggles International Inc.	3,844	120,087
Heritage-Crystal Clean Inc. (a)	977	10,219
Herley Industries Inc. (a)	2,959	41,101
Herman Miller Inc.	11,781	188,260
Hexcel Corp. (a)	21,176	274,864
Hill International Inc. (a)	5,140	32,074
HNI Corp.	9,749	269,365
Horizon Lines Inc.	6,887	38,361
Houston Wire & Cable Co.	3,904	46,458
Hub Group Inc. (a)	8,107	217,511
Hurco Companies Inc. (a)	1,407	20,824
Huron Consulting Group Inc. (a)	4,873	112,274
ICF International Inc. (a)	2,051	54,967
ICT Group Inc. (a)	2,157	35,224
II-VI Inc. (a)	5,585	177,603
Innerworkings Inc. (a)	5,691	33,577
Insituform Technologies Inc. (a)	8,496	193,029
Insteel Industries Inc.	3,948	51,324
Integrated Electrical Services Inc. (a)	1,701	9,951
Interface Inc.	10,177	84,571
Interline Brands Inc. (a)	6,851	118,317
International Shipholding Corp.	1,325	41,168
Jetblue Airways Corp. (a)	55,162	300,633

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
John Bean Technologies Corp.	5,879	$100,002
Kadant Inc. (a)	2,308	36,836
Kaman Corp.	5,613	129,604
Kaydon Corp.	7,280	260,333
Kelly Services Inc. Class A (a)	5,761	68,729
Kforce Inc. (a)	5,905	73,813
Kimball International Inc. Class B	7,002	59,657
Knight Transportation Inc.	12,446	240,083
Knoll Inc.	10,631	109,818
Korn/Ferry International (a)	9,635	158,978
K-Tron International Inc. (a)	532	57,850
L.B. Foster Co. (a)	2,346	69,934
LaBarge Inc. (a)	2,670	32,174
Ladish Co. Inc. (a)	3,686	55,585
Lawson Products Inc.	834	14,720
Layne Christensen Co. (a)	4,065	116,706
Lihua International Inc. (a)	681	7,116
Lindsay Corp.	2,777	110,663
LMI Aerospace Inc. (a)	1,901	25,283
LSI Industries Inc.	4,226	33,301
M & F Worldwide Corp. (a)	2,224	87,848
Marten Transport Ltd. (a)	3,359	60,294
MasTec Inc. (a)	11,243	140,538
McGrath Rentcorp	5,086	113,723
Metalico Inc. (a)	7,772	38,238
Met-Pro Corp.	3,296	35,004
Michael Baker Corp. (a)	1,756	72,698
Microvision Inc. (a)	19,409	61,527
Middleby Corp. (a)	3,664	179,609
Miller Industries Inc. (a)	2,369	26,888
Mine Safety Appliances Co.	5,810	154,139
Mistras Group Inc. (a)	2,188	32,951
Mobile Mini Inc. (a)	7,961	112,170
Moog Inc. Class A (a)	10,066	294,229
MPS Group Inc. (a)	20,455	281,052
Mueller Industries Inc.	8,178	203,142
Mueller Water Products Inc.	34,343	178,584
Multi-Color Corp.	2,151	26,264
MYR Group Inc. (a)	4,004	72,392
NACCO Industries Inc. Class A	1,095	54,531
Navigant Consulting Inc. (a)	10,603	157,561
NCI Building Systems Inc. (a)	20,035	36,263
Nordson Corp.	7,390	452,120
North American Galvanizing & Coating Inc. (a)	2,997	14,535
Northwest Pipe Co. (a)	2,008	53,935
Odyssey Marine Exploration Inc. (a)	13,380	18,866
Old Dominion Freight Line Inc. (a)	5,958	182,911
Omega Flex Inc.	677	9,478
On Assignment Inc. (a)	7,768	55,541
Orbital Sciences Corp. (a)	12,375	188,843
Orion Energy Systems Inc. (a)	4,775	20,962
Orion Marine Group Inc. (a)	6,012	126,613
Otter Tail Corp.	7,574	187,835
Pacer International Inc. (a)	7,619	24,076
Patriot Transportation Holding Inc. (a)	296	27,960

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Perma-Fix Environmental Services (a)	12,646	$28,706
PetroCorp Inc. (a) (b)	745	0
Pike Electric Corp. (a)	3,597	33,380
PMFG Inc. (a)	2,844	46,101
Polypore International Inc. (a)	5,271	62,725
Portec Rail Products Inc.	1,572	16,836
Powell Industries Inc. (a)	1,722	54,295
Power-One Inc. (a)	17,668	76,856
PowerSecure International Inc. (a)	3,699	26,670
Preformed Line Products Co.	517	22,645
Primoris Services Corp.	1,934	15,414
Quanex Building Products Corp.	8,007	135,879
RailAmerica Inc. (a)	4,819	58,792
Raven Industries Inc.	3,637	115,547
RBC Bearings Inc. (a)	4,559	110,920
Regal-Beloit Corp.	7,759	403,002
Republic Airways Holdings Inc. (a)	7,666	56,652
Resources Connection Inc. (a)	9,718	206,216
Robbins & Myers Inc.	5,736	134,911
Rollins Inc.	9,616	185,396
RSC Holdings Inc. (a)	10,614	74,723
Rush Enterprises Inc. Class A (a)	7,374	87,677
Saia Inc. (a)	3,073	45,542
SatCon Technology Corp. (a)	17,185	48,462
Sauer-Danfoss Inc. (a)	2,436	29,256
Schawk Inc.	3,174	43,166
School Specialty Inc. (a)	4,122	96,414
Seaboard Corp.	73	98,477
Simpson Manufacturing Co. Inc.	8,394	225,715
SkyWest Inc.	12,233	206,982
SmartHeat Inc. (a)	1,593	23,130
Spherion Corp. (a)	10,866	61,067
Standard Parking Corp. (a)	1,731	27,488
Standard Register Co.	3,255	16,600
Standex International Corp.	2,808	56,413
Stanley Inc. (a)	2,667	73,102
Steelcase Inc.	14,925	94,923
Sterling Construction Company Inc. (a)	3,056	58,614
Sun Hydraulics Corp.	2,853	74,891
Sykes Enterprises Inc. (a)	7,563	192,630
TAL International Group Inc.	3,230	42,733
Taser International Inc. (a)	12,757	55,876
TBS International Ltd. Class A (a)	2,998	22,035
Team Inc. (a)	4,330	81,447
Tecumseh Products Co. Class A (a)	3,616	42,271
Teledyne Technologies Inc. (a)	7,921	303,850
Tennant Co.	3,985	104,367
Tetra Tech Inc. (a)	13,312	361,687
Textainer Group Holdings Ltd.	2,096	35,422
Titan International Inc.	8,188	66,405
Titan Machinery Inc. (a)	3,025	34,908
Todd Shipyards Corp.	1,354	22,693
Tredegar Corp.	6,214	98,305
Trex Co. Inc. (a)	3,325	65,170
TriMas Corp. (a)	2,706	18,320

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Triumph Group Inc.	3,559	$171,722
TrueBlue Inc. (a)	9,755	144,472
Tutor Perini Corp. (a)	5,392	97,487
Twin Disc Inc.	1,842	19,230
UAL Corp. (a)	36,231	467,742
Ultralife Corp. (a)	2,749	11,876
Ultrapetrol Bahamas Ltd. (a)	5,484	26,104
United Capital Corp. (a)	386	9,195
United Rentals Inc. (a)	13,020	127,726
United Stationers Inc. (a)	5,180	294,483
Universal Forest Products Inc.	4,300	158,283
Universal Truckload Services Inc.	1,364	24,688
US Airways Group Inc. (a)	35,963	174,061
USA Truck Inc. (a)	1,825	22,849
Valence Technology Inc. (a)	11,109	10,109
Viad Corp.	4,547	93,805
Vicor Corp. (a)	4,252	39,544
Volt Information Sciences Inc. (a)	2,876	28,760
VSE Corp.	876	39,490
Waste Services Inc. (a)	4,117	37,506
Watsco Inc.	5,772	282,713
Watson Wyatt Worldwide Inc.	9,295	441,698
Watts Water Technologies Inc.	6,430	198,816
Werner Enterprises Inc.	9,194	181,949
Willis Lease Finance Corp. (a)	1,121	16,815
Woodward Governor Co.	13,303	342,818
YRC Worldwide Inc. (a)	12,541	10,532

		32,355,249

Information Technology (18.02%)
3Com Corp (a)	84,898	636,735
3PAR Inc. (a)	5,969	70,733
ACI Worldwide Inc. (a)	7,466	128,042
Acme Packet Inc. (a)	8,075	88,825
Actel Corp. (a)	6,025	71,577
ActivIdentity Corp. (a)	10,738	25,234
Actuate Corp. (a)	10,049	43,010
Acxiom Corp. (a)	14,695	197,207
Adaptec Inc. (a)	26,539	88,906
ADC Telecommunications Inc. (a)	21,282	132,161
Adtran Inc.	12,207	275,268
Advanced Analogic Technologies Inc. (a)	10,005	39,420
Advanced Energy Industries Inc. (a)	7,170	108,124
Advent Software Inc. (a)	3,285	133,798
Agilysys Inc.	3,531	32,132
Airvana Inc. (a)	5,273	40,075
American Software Inc. Class A	4,929	29,574
Amkor Technology Inc. (a)	23,634	169,219
ANADIGICS Inc. (a)	13,989	59,034
Anaren Inc. (a)	3,472	52,254
Ancestry.com Inc. (a)	1,690	23,677
Anixter International Inc. (a)	6,510	306,621
Applied Micro Circuits Corp. (a)	14,723	109,981
Archipelago Learning Inc. (a)	1,574	32,582
ArcSight Inc. (a)	3,864	98,841

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Ariba Inc. (a)	18,848	$235,977
Arris Group Inc. (a)	27,512	314,462
Art Technology Group Inc. (a)	28,418	128,165
Aruba Networks Inc. (a)	12,558	133,868
AsiaInfo Holdings Inc. (a)	6,829	208,080
Atheros Communications (a)	13,937	477,203
ATMI Inc. (a)	7,055	131,364
Avid Technology Inc. (a)	5,919	75,526
Bel Fuse Inc.	2,380	51,146
Benchmark Electronics Inc. (a)	14,488	273,968
BigBand Networks Inc. (a)	7,362	25,325
Black Box Corp.	3,970	112,510
Blackbaud Inc.	9,561	225,926
Blackboard Inc. (a)	6,911	313,690
Blue Coat Systems Inc. (a)	8,503	242,676
Bottomline Technologies Inc. (a)	5,180	91,013
Brightpoint Inc. (a)	11,001	80,857
Brooks Automation Inc. (a)	14,541	124,762
Cabot Microelectronics Corp. (a)	4,996	164,668
CACI International Inc. (a)	6,626	323,680
Callidus Software Inc. (a)	6,597	19,923
Cass Information Systems Inc.	1,917	58,277
Cavium Networks Inc. (a)	7,923	188,805
CEVA Inc. (a)	4,410	56,713
Checkpoint Systems Inc. (a)	8,712	132,858
China Information Security Technology Inc. (a)	5,014	30,886
China Security & Surveillance Technology Inc. (a)	9,757	74,543
China TransInfo Technology Corp. (a)	2,184	17,843
Chordiant Software Inc. (a)	6,542	17,990
Ciber Inc. (a)	16,009	55,231
Cirrus Logic Inc. (a)	14,264	97,280
Cogent Inc. (a)	9,703	100,814
Cognex Corp.	8,454	149,805
Cogo Group Inc. (a)	5,648	41,626
Coherent Inc. (a)	4,628	137,590
Cohu Inc.	5,061	70,601
Communications Systems Inc.	1,448	18,013
Commvault Systems Inc. (a)	8,952	212,073
Compellent Technologies Inc. (a)	3,448	78,201
Computer Task Group Inc. (a)	3,518	28,179
comScore Inc. (a)	4,428	77,711
Comtech Telecommunications Corp. (a)	6,072	212,824
Comverge Inc. (a)	4,409	49,557
Concur Technologies Inc. (a)	8,776	375,174
Constant Contact Inc. (a)	4,907	78,512
CPI International Inc. (a)	1,697	22,468
Cray Inc. (a)	7,541	48,413
CSG Systems International Inc. (a)	7,866	150,162
CTS Corp.	7,224	69,495
CyberSource Corp. (a)	15,069	303,038
Cymer Inc. (a)	6,507	249,739
Daktronics Inc.	7,201	66,321
DDi Corp. (a)	3,392	16,587

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
DealerTrack Holdings Inc. (a)	8,213	$154,322
Deltek Inc. (a)	4,158	32,349
DemandTec Inc. (a)	4,299	37,702
DG FastChannel Inc. (a)	4,365	121,914
Dice Holdings Inc. (a)	3,184	20,855
Digi International Inc. (a)	5,725	52,212
Digital River Inc. (a)	8,255	222,802
Diodes Inc. (a)	6,915	141,412
DivX Inc. (a)	7,814	44,071
Double-Take Software Inc. (a)	3,787	37,832
DSP Group Inc. (a)	5,341	30,070
DTS Inc. (a)	3,911	133,795
Dynamics Research Corp. (a)	2,032	21,560
EarthLink Inc.	23,281	193,465
Ebix Inc. (a)	1,645	80,325
Echelon Corp. (a)	6,799	78,596
Echo Global Logistics Inc. (a)	1,247	15,824
Electro Rent Corp.	4,145	47,833
Electro Scientific Industries Inc. (a)	6,284	67,993
Electronics for Imaging Inc. (a)	11,010	143,240
eLoyalty Corp. (a)	1,550	10,648
EMCORE Corp. (a)	16,110	17,238
EMS Technologies Inc. (a)	3,468	50,286
Emulex Corp. (a)	18,114	197,443
Entegris Inc. (a)	29,046	153,363
Entropic Communications Inc. (a)	12,358	37,939
Epicor Software Corp. (a)	10,929	83,279
EPIQ Systems Inc. (a)	6,732	94,181
ePlus Inc. (a)	878	14,496
Euronet Worldwide Inc. (a)	10,586	232,363
Exar Corp. (a)	8,208	58,359
Exlservice Holdings Inc. (a)	3,119	56,641
Extreme Networks Inc. (a)	19,384	55,632
Fair Isaac Corp.	10,596	225,801
FalconStor Software Inc. (a)	8,374	33,998
FARO Technologies Inc. (a)	3,661	78,492
FEI Co. (a)	8,102	189,263
Formfactor Inc. (a)	10,679	232,375
Forrester Research Inc. (a)	3,556	92,278
Fortinet Inc. (a)	2,735	48,054
Gartner Inc. (a)	13,031	235,079
Global Cash Access Holdings Inc. (a)	7,701	57,680
Globecomm Systems Inc. (a)	4,418	34,549
GSE Systems Inc. (a)	3,753	20,566
GSI Commerce Inc. (a)	6,639	168,564
GSI Technology Inc. (a)	4,362	19,542
Hackett Group Inc. (a)	9,027	25,095
Harmonic Inc. (a)	20,913	132,379
Harris Stratex Networks Inc. Class A (a)	13,138	90,784
Heartland Payment Systems Inc.	8,035	105,500
Hittite Microwave Corp. (a)	4,565	186,024
Hughes Communications Inc. (a)	2,074	53,986
i2 Technologies Inc. (a)	3,492	66,767
ICx Technologies Inc. (a)	2,993	28,493
iGate Corp.	5,272	52,720

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Imation Corp. (a)	6,564	$57,238
Imergent Inc.	1,861	11,296
Immersion Corp. (a)	6,848	31,295
Infinera Corp. (a)	18,220	161,611
infoGROUP Inc. (a)	7,228	57,969
Informatica Corp. (a)	18,896	488,651
Information Services Group Inc. (a)	5,591	17,723
InfoSpace Inc. (a)	7,544	64,652
Innodata Isogen Inc. (a)	5,040	27,922
Insight Enterprises Inc. (a)	10,209	116,587
Integral Systems Inc. (a)	3,724	32,250
Interactive Intelligence Inc. (a)	2,459	45,344
InterDigital Inc. (a)	9,505	252,263
Intermec Inc. (a)	13,631	175,295
Internap Network Services Corp. (a)	11,056	51,963
Internet Brands Inc. (a)	6,390	50,034
Internet Capital Group Inc. (a)	8,492	56,472
Intevac Inc. (a)	4,909	56,306
iPass Inc. (a)	11,854	12,328
IPG Photonics Corp. (a)	4,787	80,134
Isilon Systems Inc. (a)	5,384	36,934
Ixia (a)	7,264	54,044
IXYS Corp. (a)	5,453	40,461
j2 Global Communications Inc. (a)	9,629	195,950
Jack Henry & Associates Inc.	18,304	423,188
JDA Software Group Inc. (a)	5,997	152,744
Kenexa Corp. (a)	5,103	66,594
Keynote Systems Inc.	2,224	24,264
Knot Inc., The (a)	6,846	68,939
Kopin Corp. (a)	15,119	63,197
Kulicke & Soffa Industries Inc. (a)	14,500	78,155
KVH Industries Inc. (a)	3,283	48,424
L-1 Identity Solutions Inc. (a)	15,605	116,881
Lantronix Inc. Warrants (a) (b)	73	0
Lattice Semiconductor Corp. (a)	25,275	68,243
Lawson Software Inc. (a)	30,337	201,741
Limelight Networks Inc. (a)	7,415	29,141
Lionbridge Technologies Inc. (a)	13,485	31,016
Liquidity Services Inc. (a)	3,203	32,254
Littelfuse Inc. (a)	4,635	149,015
LivePerson Inc. (a)	9,639	67,184
LogMeIn Inc. (a)	1,657	33,057
LoopNet Inc. (a)	4,659	46,310
Loral Space & Communications Inc. (a)	2,477	78,298
Manhattan Associates Inc. (a)	5,204	125,052
ManTech International Corp. (a)	4,739	228,799
Marchex Inc. Class B	4,558	23,155
MAXIMUS Inc.	3,828	191,400
Maxwell Technologies Inc. (a)	4,600	82,064
Measurement Specialties Inc. (a)	3,091	31,065
MEMSIC Inc. (a)	3,679	12,067
Mentor Graphics Corp. (a)	20,745	183,178
Mercadolibre Inc. (a)	5,594	290,161
Mercury Computer Systems Inc. (a)	4,775	52,573
Methode Electronics Inc.	8,339	72,383

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Micrel Inc.	10,485	$85,977
Microsemi Corp. (a)	17,813	316,181
MicroStrategy Inc. (a)	2,013	189,262
Microtune Inc. (a)	12,142	27,441
MIPS Technologies Inc. (a)	9,823	42,927
MKS Instruments Inc. (a)	10,763	187,384
ModusLink Global Solutions Inc. (a)	9,531	89,687
MoneyGram International Inc. (a)	19,324	55,460
Monolithic Power Systems Inc. (a)	7,214	172,920
Monotype Imaging Holdings Inc. (a)	5,069	45,773
Move Inc. (a)	35,845	59,503
MTS Systems Corp.	3,495	100,446
Multi-Fineline Electronix Inc. (a)	2,048	58,102
NCI Inc. (a)	1,424	39,374
Ness Technologies Inc. (a)	8,607	42,174
Net 1 UEPS Technologies Inc. (a)	6,964	135,241
Netezza Corp. (a)	10,036	97,349
Netgear Inc. (a)	7,305	158,445
Netlogic Microsystems Inc. (a)	3,844	177,823
NetScout Systems Inc. (a)	5,697	83,404
NetSuite Inc. (a)	3,890	62,162
Network Equipment Technologies Inc. (a)	6,832	27,670
Newport Corp. (a)	7,901	72,610
NIC Inc.	10,603	96,911
Novatel Wireless Inc. (a)	7,111	56,675
NVE Corp. (a)	1,016	41,971
Omnivision Technologies Inc. (a)	10,893	158,275
Online Resources Corp. (a)	6,193	32,575
OpenTable Inc. (a)	707	18,000
Openwave Systems Inc. (a)	19,437	44,316
Oplink Communications Inc. (a)	4,561	74,755
OPNET Technologies Inc.	2,883	35,144
OpNext Inc. (a)	4,528	8,603
OSI Systems Inc. (a)	3,479	94,907
Palm Inc. (a)	36,057	362,012
PAR Technology Corp. (a)	1,933	11,173
Parametric Technology Corp. (a)	25,084	409,873
Park Electrochemical Corp.	4,317	119,322
ParkerVision Inc. (a)	5,802	10,618
PC Connection Inc. (a)	2,174	14,675
PC Mall Inc. (a)	2,421	12,638
PC-Tel Inc. (a)	4,573	27,072
Pegasystems Inc.	3,346	113,764
Perficient Inc. (a)	6,283	52,966
Pericom Semiconductor Corp. (a)	5,108	58,895
Pervasive Software Inc. (a)	3,612	17,410
Phoenix Technologies Ltd. (a)	8,790	24,173
Photronics Inc. (a)	11,827	52,630
Plantronics Inc.	10,521	273,336
Plexus Corp. (a)	8,606	245,271
PLX Technology Inc. (a)	6,062	19,580
Polycom Inc. (a)	18,233	455,278
Power Integrations Inc.	5,203	189,181
Powerwave Technologies Inc. (a)	28,851	36,352
Progress Software Corp. (a)	8,588	250,855

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
PROS Holdings Inc. (a)	4,453	$46,089
QAD Inc.	2,688	16,424
Quantum Corp. (a)	45,082	132,090
Quest Software Inc. (a)	13,270	244,168
Rackspace Hosting Inc. (a)	14,444	301,157
Radiant Systems Inc. (a)	6,065	63,076
Radisys Corp. (a)	5,036	48,094
RAE Systems Inc. (a)	9,670	10,637
RealNetworks Inc. (a)	19,192	71,202
Renaissance Learning Inc.	1,502	17,063
RF Micro Devices Inc. (a)	57,599	274,747
RightNow Technologies Inc. (a)	5,043	87,597
Rimage Corp. (a)	2,095	36,327
Riverbed Technology Inc. (a)	11,991	275,433
Rofin-Sinar Technologies Inc. (a)	6,124	144,588
Rogers Corp. (a)	3,271	99,144
Rosetta Stone Inc. (a)	1,461	26,225
Rubicon Technology Inc. (a)	2,906	59,021
Rudolph Technologies Inc. (a)	6,771	45,501
S1 Corp. (a)	10,964	71,485
Saba Software Inc. (a)	5,776	23,913
Sapient Corp. (a)	18,065	149,398
SAVVIS Inc. (a)	8,250	115,912
ScanSource Inc. (a)	5,980	159,666
SeaChange International Inc. (a)	7,413	48,703
Semtech Corp. (a)	13,361	227,271
ShoreTel Inc. (a)	10,159	58,719
Sigma Designs Inc. (a)	6,077	65,024
Silicon Graphics International Corp. (a)	6,504	45,593
Silicon Image Inc. (a)	16,114	41,574
Silicon Storage Technology Inc. (a)	19,095	48,883
Skyworks Solutions Inc. (a)	36,693	520,674
Smart Modular Technologies (WWH) Inc. (a)	8,487	53,383
Smith Micro Software Inc. (a)	5,961	54,484
SolarWinds Inc. (a)	2,831	65,141
Solera Holdings Inc.	15,165	546,092
SonicWALL Inc. (a)	11,254	85,643
Sonus Networks Inc. (a)	45,458	95,916
Sourcefire Inc. (a)	4,706	125,886
Spectrum Control Inc. (a)	2,946	27,899
SRA International Inc. (a)	9,071	173,256
SRS Labs Inc. (a)	2,736	20,055
Standard Microsystems Corp. (a)	4,997	103,838
StarTek Inc. (a)	2,801	20,951
STEC Inc. (a)	5,507	89,984
Stratasys Inc. (a)	4,529	78,261
SuccessFactors Inc. (a)	10,269	170,260
Super Micro Computer Inc. (a)	4,843	53,854
Supertex Inc. (a)	2,456	73,189
Support.com Inc. (a)	10,133	26,751
Switch & Data Facilities Co. (a)	4,503	91,006
Sycamore Networks Inc.	4,226	88,366
Symmetricom Inc. (a)	9,478	49,286
Symyx Technologies Inc. (a)	7,428	40,854
Synaptics Inc. (a)	7,419	227,392

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Synchronoss Technologies Inc. (a)	4,388	$69,374
SYNNEX Corp. (a)	4,143	127,024
Syntel Inc.	2,831	107,663
Take-Two Interactive Software Inc. (a)	17,703	177,915
Taleo Corp. (a)	8,613	202,578
Technitrol Inc.	8,988	39,367
TechTarget (a)	3,046	17,149
Techwell Inc. (a)	3,392	44,774
Tekelec (a)	14,477	221,209
TeleCommunication Systems Inc. Class A (a)	8,899	86,142
TeleTech Holdings Inc. (a)	6,938	138,968
Terremark Worldwide Inc. (a)	13,183	90,172
Tessera Technologies Inc. (a)	10,702	249,036
THQ Inc. (a)	15,313	77,178
TIBCO Software Inc. (a)	38,531	371,054
Tier Technologies Inc. Class B (a)	4,102	32,816
TiVo Inc. (a)	24,064	244,972
TNS Inc. (a)	5,631	144,660
Travelzoo Inc. (a)	1,316	16,174
Trident Microsystems Inc. (a)	13,375	24,878
TriQuint Semiconductor Inc. (a)	32,694	196,164
TTM Technologies Inc. (a)	9,021	104,012
Tyler Technologies Inc. (a)	6,669	132,780
Ultimate Software Group Inc. (a)	5,190	152,430
Ultratech Inc. (a)	5,186	77,064
Unica Corp. (a)	3,054	23,668
Unisys Corp. (a)	9,119	351,629
United Online Inc.	18,170	130,642
Universal Display Corp. (a)	6,346	78,437
UTStarcom Inc. (a)	24,256	53,121
ValueClick Inc. (a)	18,653	188,768
VASCO Data Security International Inc. (a)	5,668	35,538
Veeco Instruments Inc. (a)	8,435	278,692
VeriFone Holdings Inc. (a)	15,834	259,361
ViaSat Inc. (a)	5,611	178,318
Virage Logic Corp. (a)	3,826	21,043
Virtusa Corp. (a)	3,230	29,264
Vocus Inc. (a)	3,784	68,112
Volterra Semiconductor Corp. (a)	4,714	90,132
Web.com Group Inc. (a)	6,057	39,552
Websense Inc. (a)	9,473	165,399
White Electronic Designs Corp. (a)	5,379	25,120
Wright Express Corp. (a)	8,400	267,624
X-Rite Inc. (a)	6,250	13,625
Zix Corp. (a)	14,873	25,433
Zoran Corp. (a)	10,897	120,412
Zygo Corp. (a)	3,302	22,222

		37,493,772

Materials (4.67%)
A. Schulman Inc.	4,914	99,165
AEP Industries Inc. (a)	1,269	48,577
Allied Nevada Gold Corp. (a)	12,310	185,635
AM Castle & Co.	3,623	49,599

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
AMCOL International Corp.	5,029	$142,924
American Vanguard Corp.	4,784	39,707
Ampal-American Israel Corp. Class A (a)	4,533	12,239
Arch Chemicals Inc.	5,300	163,664
Balchem Corp.	3,887	130,253
Boise Inc. (a)	6,567	34,871
Brush Engineered Materials Inc. (a)	4,477	83,004
Buckeye Technologies Inc. (a)	8,600	83,936
Bway Holding Co. (a)	1,629	31,309
Calgon Carbon Corp. (a)	11,930	165,827
Century Aluminum Co. (a)	12,419	201,064
China Green Agriculture Inc. (a)	1,940	28,518
China Precision Steel Inc. (a)	8,003	16,406
Clearwater Paper Corp. (a)	2,473	135,941
Coeur d’Alena Mines Corp. (a)	16,433	296,780
Deltic Timber Corp.	2,228	102,889
Domtar Corp. (a)	9,105	504,508
Ferro Corp.	18,839	155,233
General Moly Inc. (a)	13,772	28,646
General Steel Holdings Inc. (a)	3,689	16,268
Glatfelter	9,702	117,879
Graphic Packaging Holding Co. (a)	25,845	89,682
Hawkins Inc.	2,033	44,380
Haynes International Inc.	2,616	86,250
HB Fuller Co.	10,531	239,580
Headwaters Inc. (a)	11,825	77,099
Hecla Mining Co. (a)	51,086	315,711
Horsehead Holding Corp. (a)	9,674	123,344
ICO Inc.	6,068	44,357
Innophos Holdings Inc.	3,578	82,258
Innospec Inc.	5,134	51,802
Kaiser Aluminum Corp.	3,463	144,130
Kapstone Paper and Packaging Corp. (a)	7,199	70,910
Koppers Holdings Inc.	4,576	139,293
Landec Corp. (a)	4,995	31,169
Louisiana-Pacific Corp. (a)	27,899	194,735
LSB Industries Inc. (a)	3,811	53,735
Minerals Technologies Inc.	4,068	221,584
Myers Industries Inc.	6,612	60,169
Neenah Paper Inc.	3,284	45,812
NewMarket Corp.	2,165	248,477
NL Industries Inc.	1,462	10,146
Olin Corp.	16,758	293,600
Olympic Steel Inc.	1,978	64,443
OM Group Inc. (a)	6,595	207,017
Omnova Solutions Inc. (a)	10,258	62,882
Paramount Gold and Silver Corp. (a)	14,914	21,625
PolyOne Corp. (a)	20,715	154,741
Quaker Chemical Corp.	2,253	46,502
Rock-Tenn Co. Class A	8,343	420,571
Rockwood Holdings Inc. (a)	10,910	257,040
RTI International Metals Inc. (a)	6,704	168,740
Schweitzer-Mauduit International Inc.	3,874	272,536
Sensient Technologies Corp.	10,807	284,224

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
ShengdaTech Inc. (a)	6,863	$42,070
Silgan Holdings Inc.	5,812	336,399
Solutia Inc. (a)	25,943	329,476
Spartech Corp.	7,079	72,631
Stepan Co.	1,535	99,483
Stillwater Mining Co. (a)	8,958	84,922
STR Holdings Inc. (a)	2,689	42,244
Sutor Technology Group Ltd. (a)	1,659	4,413
Texas Industries Inc.	5,030	176,000
U.S. Concrete Inc. (a)	8,711	7,927
United States Lime & Minerals Inc. (a)	389	13,432
Universal Stainless & Alloy Products Inc. (a)	1,469	27,705
US Gold Corp. (a)	18,600	46,128
Wausau Paper Corp.	9,677	112,253
Westlake Chemical Corp.	4,076	101,615
Worthington Industries Inc.	13,199	172,511
WR Grace & Co. (a)	15,900	403,065
Zep Inc.	4,690	81,231
Zoltek Companies Inc. (a)	6,044	57,418

		9,714,309

Telecommunication Services (0.99%)
AboveNet Inc. (a)	2,876	187,055
Alaska Communications Systems Group Inc.	10,149	80,989
Atlantic Tele-Network Inc.	1,948	107,159
Cbeyond Inc. (a)	5,256	82,782
Cincinnati Bell Inc. (a)	45,854	158,196
Cogent Communications Group Inc. (a)	9,933	97,939
Consolidated Communications Holdings Inc.	5,131	89,793
General Communication Inc. Class A (a)	8,349	53,267
Global Crossing Ltd. (a)	6,184	88,122
HickoryTech Corp.	3,061	27,029
inContact Inc. (a)	6,389	18,720
Iowa Telecommunications Services Inc.	6,919	115,962
Neutral Tandem Inc. (a)	6,963	158,408
NTELOS Holdings Corp.	6,726	119,857
PAETEC Holding Corp. (a)	27,142	112,639
Premiere Global Services Inc. (a)	12,609	104,024
Shenandoah Telecommunications Co.	5,284	107,529
SureWest Communications (a)	3,337	33,237
Syniverse Holdings Inc. (a)	14,709	257,113
USA Mobility Inc.	5,257	57,880

		2,057,700

Utilities (3.18%)
Allete Inc.	6,290	205,557
American States Water Co.	3,908	138,382
Artesian Resources Corp. Class A	1,457	26,678
Avista Corp.	11,967	258,368
Black Hills Corp.	8,419	224,198
Cadiz Inc. (a)	2,725	32,618

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
California Water Service Group	4,407	$162,266
Central Vermont Public Service Corp.	2,339	48,651
CH Energy Group Inc.	3,516	149,500
Chesapeake Utilities Corp.	2,075	66,504
Cleco Corp.	13,389	365,921
Connecticut Water Service Inc.	1,843	45,651
Consolidated Water Co. Ltd.	3,263	46,628
El Paso Electric Co. (a)	9,790	198,541
Empire District Electric Co.	7,489	140,269
Idacorp Inc.	10,383	331,737
Laclede Group Inc.	4,723	159,496
MGE Energy Inc.	4,931	176,234
Middlesex Water Co.	2,909	51,286
New Jersey Resources Corp.	9,333	349,054
Nicor Inc.	9,797	412,454
Northwest Natural Gas Co.	5,804	261,412
NorthWestern Corp.	7,732	201,187
Pennichuck Corp.	1,001	21,151
Piedmont Natural Gas Company Inc.	15,994	427,840
PNM Resources Inc.	19,081	241,375
Portland General Electric Co.	16,639	339,602
SJW Corp.	2,885	65,114
South Jersey Industries Inc.	6,474	247,177
Southwest Gas Corp.	9,625	274,601
Southwest Water Co.	5,522	32,525
U.S. Geothermal Inc. (a)	13,576	20,771
UIL Holdings Corp.	6,315	177,325
Unisource Energy Corp.	7,779	250,406
Unitil Corp.	2,450	56,301
WGL Holdings Inc.	10,840	363,574
York Water Co.	2,664	38,655

		6,609,009

Total Common Stocks
(cost $227,000,521)		205,148,643

	Principal amount	Value
Short-term Investments (1.29%)
U.S. Treasury Bill (c)
0.037%, 03/18/2010	$2,684,000	$2,683,729

Total Short-term Investments
(cost $2,683,786)		2,683,729

TOTAL INVESTMENTS (99.91%)
(cost $229,684,307)		207,832,372
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.09%)		180,862

NET ASSETS (100.00%)		$208,013,234

(a)	Non-income producing security.

(b)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2009, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (a) (98.78%)
Australia (8.30%)
AGL Energy Ltd.	12,033	$151,246
Alumina Ltd. (b)	60,921	99,594
Amcor Ltd.	31,922	177,721
AMP Ltd.	55,486	335,155
Aristocrat Leisure Ltd.	9,841	35,255
Arrow Energy Ltd. (b)	15,032	55,905
Asciano Group (b)	71,900	116,400
Australia & New Zealand Banking Group Ltd.	66,623	1,357,674
Australian Stock Exchange	4,863	151,612
AXA Asia Pacific Holdings Ltd.	27,826	162,697
Bendigo and Adelaide Bank Ltd.	7,892	69,276
BGP Holdings PLC (b) (c)	253,848	0
BHP Billiton Ltd.	89,378	3,420,204
Billabong International Ltd.	5,798	56,729
BlueScope Steel Ltd.	48,312	133,118
Boral Ltd.	17,910	95,063
Brambles Ltd.	36,766	222,983
Caltex Australia Ltd. (b)	3,766	31,327
CFS Retail Property Trust	42,893	73,037
Coca-Cola Amatil Ltd.	14,753	152,111
Cochlear Ltd.	1,570	96,954
Commonwealth Bank of Australia	40,439	1,974,310
Computershare Ltd.	11,101	113,581
Crown Ltd.	12,695	90,837
CSL Ltd.	15,997	465,184
CSR Ltd.	41,099	66,178
Dexus Property Group	130,136	98,731
Energy Resources of Australia Ltd.	1,751	37,367
Fairfax Media Ltd.	53,524	83,193
Fortescue Metals Group Ltd. (b)	31,831	125,907
Foster’s Group Ltd.	51,750	254,570
Goodman Fielder Ltd.	35,178	51,226
Goodman Group	164,381	92,998
GPT Group	211,903	113,869
Harvey Norman Holdings Ltd.	13,901	52,406
Incitec Pivot Ltd.	41,898	132,529
Insurance Australia Group Ltd.	55,012	197,586
James Hardie Industries NV CDI (b)	10,290	78,269
Leighton Holdings Ltd.	3,950	133,899
Lend Lease Corp. Ltd.	11,036	101,873
Macquarie Airports	21,960	59,438
Macquarie Group Ltd.	8,920	382,189
Macquarie Infrastructure Group	63,594	75,743
Metcash Ltd.	19,717	79,060
Mirvac Group	63,835	89,066
National Australia Bank Ltd.	55,794	1,361,602
Newcrest Mining Ltd.	12,725	403,062
Nufarm Ltd.	4,441	43,109
Onesteel Ltd.	35,378	106,261
Orica Ltd.	9,687	225,223
Origin Energy Ltd.	22,901	344,552
OZ Minerals Ltd. (b)	81,467	86,834
Paladin Energy Ltd. (b)	15,175	56,647
Qantas Airways Ltd.	27,618	73,688
QBE Insurance Group Ltd.	27,436	626,099

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Rio Tinto Ltd.	11,571	$772,420
Santos Ltd.	21,376	269,222
Sims Group Ltd.	3,988	78,139
Sonic Healthcare Ltd.	9,500	130,839
SP Ausnet	38,979	31,989
Stockland	61,219	215,688
Suncorp-Metway Ltd.	32,807	253,990
Tabcorp Holding Ltd.	15,578	96,651
Tatts Group Ltd.	30,108	65,683
Telstra Corp. Ltd.	116,156	357,108
Toll Holdings Ltd.	17,765	138,727
Transurban Group	32,275	159,732
Wesfarmers Ltd.	26,811	749,498
Wesfarmers Ltd. PPS	4,287	119,702
Westfield Group	54,969	615,208
Westpac Banking Corp.	78,001	1,761,947
Woodside Petroleum Ltd.	14,318	603,821
Woolworths Ltd.	32,650	818,890
WorleyParsons Ltd.	4,699	122,012

		22,632,413

Austria (0.32%)
Erste Group Bank AG	4,812	178,809
Immoeast AG (b)	11,178	61,370
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	2,180	92,437
OMV AG	4,032	176,909
Raiffeisen International Bank Holding AG	1,512	84,470
Telekom Austria AG	8,659	123,605
Vienna Insurance Group	960	49,276
VoestAlpine AG	2,958	108,066

		874,942

Belgium (0.96%)
Anheuser-Busch InBev NV	19,298	999,002
Belgacom SA	3,943	143,143
Colruyt SA	450	108,564
Compagnie Nationale a Portefeuille	934	49,701
Delhaize Group	2,798	214,045
Dexia SA (b)	14,903	93,811
Fortis (b)	57,820	214,030
Fortis Rights (b) (c)	62,198	0
Groupe Bruxelles Lambert SA	2,042	192,817
KBC GROEP NV (b)	4,322	185,696
Mobistar SA	634	43,464
Solvay SA	1,512	162,835
UCB SA	2,743	114,492
Umicore	2,922	97,474

		2,619,074

Denmark (0.86%)
A P Moller-Maersk A/S Class A	15	101,324
A P Moller-Maersk A/S Class B	35	245,906

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Carlsberg A/S Class B	2,852	$209,949
Coloplast A/S Class B	708	64,026
Danske Bank A/S (b)	11,950	268,270
DSV A/S (b)	4,999	90,596
H. Lundbeck A/S	1,310	23,668
Novo Nordisk A/S Class B	11,624	742,095
Novozymes A/S B Shares	1,132	117,771
Topdanmark A/S (b)	431	58,044
Trygvesta A/S	461	30,304
Vestas Wind Systems A/S (b)	5,552	338,021
William DeMant Holding (b)	658	49,456

		2,339,430

Finland (1.12%)
Elisa OYJ	3,848	87,828
Fortum OYJ	11,877	322,217
Kesko OYJ	1,815	59,936
Kone Corp. OYJ Class B	4,112	176,215
Metso OYJ	3,040	106,933
Neste Oil OYJ	3,730	66,282
Nokia OYJ	98,750	1,276,837
Nokian Renkaat OYJ	3,017	73,159
Orion OYJ Class B	2,451	52,859
Outokumpu OYJ	3,375	63,889
Pohjola Bank PLC	4,236	45,686
Rautaruukki OYJ	2,314	53,526
Sampo OYJ A Shares	10,734	261,480
Sanoma OYJ	2,121	47,853
Stora Enso OYJ R Shares (b)	16,305	114,360
UPM-Kymmene OYJ	13,515	160,677
Wartsila OYJ Class B	2,362	94,674

		3,064,411

France (10.92%)
Accor SA	3,776	206,631
Aeroports de Paris (ADP)	816	65,589
Air France-KLM (b)	3,523	55,287
Air Liquide SA	6,717	798,839
Alcatel-Lucent (b)	60,369	203,276
Alstom SA	5,424	379,332
ArcelorMittal	22,824	1,043,200
Atos Origin SA (b)	1,347	61,711
AXA	45,133	1,059,677
bioMerieux	279	32,598
BNP Paribas	25,149	1,994,770
Bouygues	5,788	299,808
Bureau Veritas SA	1,330	69,330
Cap Gemini SA	3,892	177,554
Carrefour SA	16,979	814,428
Casino Guichard Perrachon SA	1,331	118,586
Christian Dior SA	1,673	171,449
CNP Assurances	992	96,061
Compagnie de Saint-Gobain	10,314	559,497
Compagnie Generale de Geophysique-Veritas (b)	3,660	77,799

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Compagnie Generale des
Etablissements Michelin Class B	3,987	$305,360
Credit Agricole SA	24,058	422,215
Dassault Systemes SA	1,552	88,378
Eiffage SA	1,005	56,644
Electricite de France	6,303	374,608
Eramet	143	44,784
Essilor International SA	5,449	325,913
Eurazeo	712	49,388
European Aeronautic Defence and Space Co.	10,984	220,791
Eutelsat Communications	2,783	89,290
Fonciere des Regions	587	60,023
Fonciere des Regions Warrants (b)	587	496
France Telecom SA	49,495	1,236,795
GDF Suez	33,092	1,433,579
Gecina SA	482	52,410
Groupe DANONE	14,599	894,946
Hermes International SCA	1,454	193,560
ICADE	551	52,754
Iliad SA	446	53,299
Imerys SA	788	47,174
Ipsen SA	550	30,497
JC Decaux SA (b)	1,816	44,080
Klepierre	2,296	93,023
Lafarge SA	5,424	446,689
Lagardere SCA	3,130	126,720
Legrand SA	2,615	72,780
L’Oreal SA	6,427	717,805
LVMH Moet Hennessy Louis Vuitton SA	6,429	720,869
M6 Metropole Television	1,858	47,554
Natixis (b)	24,369	121,683
Neopost SA	924	76,263
PagesJaunes Groupe	3,355	37,396
Pernod Ricard SA	5,229	447,130
Peugeot SA (b)	4,065	136,655
PPR SA	2,032	243,911
Publicis Groupe	3,275	133,162
Renault SA (b)	4,918	252,293
Safran SA	4,878	95,313
Sanofi-Aventis	27,966	2,199,326
Schneider Electric SA	6,128	712,519
SCOR SE	4,405	110,663
SES FDR	7,856	176,974
Societe BIC SA	720	49,741
Societe des Autoroutes Paris-Rhin-Rhone (b)	483	37,188
Societe Generale	16,720	1,161,705
Societe Television Francaise 1	3,413	62,681
Sodexo	2,693	153,232
STMicroelectronics NV	18,899	174,631
Suez Environnement SA	7,304	168,424
Technip SA	2,907	204,527
Thales SA	2,430	124,891
Total SA	56,113	3,604,135

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Unibail-Rodamco	2,368	$520,202
Vallourec SA	1,473	266,493
Veolia Environnement	10,479	345,421
Vinci SA	11,357	639,071
Vivendi	32,482	964,057

		29,807,533

Germany (7.68%)
Adidas AG	5,248	284,260
Allianz SE Reg.	12,105	1,500,536
BASF SE	24,401	1,510,195
Bayer AG	22,018	1,761,958
Bayerische Motoren Werke (BMW) AG	8,782	399,777
Beiersdorf AG	2,360	155,546
Celesio AG	2,376	60,161
Commerzbank AG (b)	18,113	152,019
Daimler AG Registered Shares	23,868	1,271,296
Deutsche Bank AG Reg.	15,739	1,112,905
Deutsche Boerse AG	5,138	425,476
Deutsche Lufthansa AG Reg.	6,177	104,303
Deutsche Post AG	22,546	435,742
Deutsche Postbank AG (b)	2,343	76,542
Deutsche Telekom AG	75,497	1,107,527
E.On AG	50,455	2,117,801
Fraport AG	1,039	53,643
Fresenius Medical Care AG & Co. KGaA	4,979	264,121
Fresenius SE	745	46,474
GEA Group AG	4,266	95,029
Hannover Rueckversicherung AG Reg. (b)	1,534	71,669
HeidelbergCement AG	3,786	261,923
Henkel AG & Co. KGaA	3,446	154,385
Hochtief AG	1,190	90,758
Infineon Technologies AG (b)	29,337	163,213
K+S Group AG	4,393	250,547
Linde AG	4,054	488,435
MAN AG	2,909	225,716
Merck KGaA	1,727	161,937
Metro AG	3,017	184,257
Muenchener Rueckversicherungs Gesellschaft AG Reg.	5,258	818,985
Puma AG	117	38,948
QIAGEN NV (b)	5,004	112,693
RWE AG	11,090	1,076,200
Salzgitter AG	1,012	99,164
SAP AG	22,841	1,088,903
Siemens AG	21,932	2,012,719
Solarworld AG	2,412	53,082
Suedzucker AG	1,409	29,357
ThyssenKrupp AG	9,076	341,187
TUI AG (b)	4,092	34,211
United Internet AG Reg. (b)	3,537	46,611
Volkswagen AG	1,181	130,852
Wacker Chemie AG	429	74,623

		20,945,686

	Shares	Value
Common Stocks (Cont.)
Greece (0.50%)
Alpha Bank AE (b)	12,194	$142,295
Bank of Cyprus Public Company Ltd.	14,036	98,274
Coca-Cola Hellenic Bottling Co. SA	4,956	112,815
EFG Eurobank Ergasias (b)	8,874	99,174
Hellenic Petroleum SA	3,019	33,800
Hellenic Telecommunications Organization SA	7,019	103,021
Marfin Investment Group SA (b)	16,955	48,062
National Bank of Greece SA (b)	16,000	411,070
OPAP SA	5,900	129,624
Piraeus Bank SA (b)	7,659	87,890
Public Power Corp. SA (b)	2,789	51,725
Titan Cement Co. SA	1,660	48,147

		1,365,897

Hong Kong (2.32%)
ASM Pacific Technology	4,500	42,546
Bank of East Asia Ltd.	41,025	161,169
BOC Hong Kong Holdings Ltd.	94,000	211,187
Cathay Pacific Airways Ltd. (b)	29,000	53,855
Cheung Kong Holdings Ltd.	37,000	475,456
Cheung Kong Infrastructure Holdings Ltd.	12,000	45,632
Chinese Estates Holdings Ltd.	16,000	27,261
CLP Holdings Ltd.	54,783	370,747
Esprit Holdings Ltd.	30,228	200,553
Foxconn International Holdings Ltd. (b)	61,000	70,223
Hang Lung Group Ltd.	19,000	93,965
Hang Lung Properties Ltd.	58,000	227,380
Hang Seng Bank Ltd.	20,674	304,156
Henderson Land Development Co. Ltd.	29,926	223,629
Hong Kong & China Gas Co. Ltd.	108,605	272,398
Hong Kong Aircraft Engineering Co. Ltd.	2,000	25,873
Hong Kong Exchanges & Clearing Ltd.	26,500	471,498
Hongkong Electric Holdings Ltd.	38,500	209,720
Hopewell Holdings	16,000	51,587
Hutchison Whampoa Ltd.	57,210	391,423
Hysan Development Co. Ltd.	17,000	48,111
Kerry Properties Ltd.	18,000	91,044
Li & Fung Ltd.	57,000	235,663
Lifestyle International Holdings Ltd.	19,000	35,321
Link REIT	60,000	153,103
Mongolia Energy Corp. Ltd. (b)	50,000	25,442
MTR Corp.	40,000	137,802
New World Development Co. Ltd.	67,800	138,136
NWS Holdings Ltd.	23,000	42,213
Orient Overseas International Ltd.	6,600	30,606
PCCW Ltd.	81,000	19,510
Sands China Ltd. (b)	53,600	65,398
Shangri-La Asia Ltd.	38,271	71,704
Sino Land Co. Ltd.	42,000	80,859
Sun Hung Kai Properties Ltd.	37,000	550,157
Swire Pacific Ltd. Class A	21,000	253,960

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Television Broadcasts Ltd.	8,000	$38,435
Wharf Holdings Ltd.	37,503	215,230
Wheelock and Co. Ltd.	26,000	79,307
Wing Hang Bank Ltd.	4,500	41,879
Yue Yuen Industrial Holdings Ltd.	15,500	44,876

		6,329,014

Ireland (0.28%)
Anglo Irish Bank Corporation Ltd. (b) (c)	20,760	0
CRH PLC	18,198	494,793
Elan Corp. PLC (b)	13,286	83,848
Kerry Group PLC Class A	3,471	102,079
Ryanair Holdings PLC (b)	18,704	88,206

		768,926

Italy (3.44%)
A2A SpA	31,700	66,507
Assicurazioni Generali SpA	31,569	850,480
Atlantia SpA	7,280	190,388
Autogrill SpA (b)	3,167	39,919
Banca Carige SpA	15,801	42,179
Banca Monte Dei Paschi di Siena SpA	54,945	96,053
Banca Popolare di Milano Scarl	11,828	84,035
Banco Popolare Societa Cooperativa (b)	17,249	129,216
Enel SpA	175,267	1,014,689
Eni SpA	69,375	1,766,690
EXOR SpA	1,697	33,053
Fiat SpA (b)	20,177	295,269
Finmeccanica SpA	10,285	164,672
Fondiaria Sai SpA	2,180	34,656
Intesa Sanpaolo (b)	203,344	915,052
Intesa Sanpaolo RSP	26,794	89,774
Italcementi SpA	2,020	27,631
Luxottica Group SpA	3,314	85,686
Mediaset SpA	19,593	161,093
Mediobanca SpA (b)	11,347	134,799
Mediobanca SpA Warrants (b)	12,782	1,984
Mediolanum SpA	5,139	32,102
Parmalat SpA	44,332	123,940
Pirelli & Co. SpA (b)	48,856	29,259
Prysmian SpA	2,396	41,823
Saipem SpA	7,262	250,615
Snam Rete Gas SpA	36,930	183,401
Telecom Italia RNC SpA	157,866	175,340
Telecom Italia SpA	265,180	413,666
Tenaris SA	12,328	265,680
Terna - Rete Elettrica Nationale SpA	34,180	146,994
UBI Banca - Unione di Banche Italiane ScpA	14,783	211,899
UniCredit SpA (b)	379,383	1,268,565
Unipol Gruppo Finanziario SpA (b)	14,383	19,674

		9,386,783

	Shares	Value
Common Stocks (Cont.)
Japan (20.69%)
77 Bank Ltd.	10,000	$53,205
ABC-Mart Inc.	600	16,644
Acom Co. Ltd.	940	14,311
Advantest Corp.	3,980	103,683
Aeon Co. Ltd.	16,500	133,923
Aeon Credit Service Co. Ltd.	2,100	20,273
Aeon Mall Co. Ltd.	1,900	36,810
Aioi Insurance Co. Ltd.	13,000	62,315
Air Water Inc.	4,000	47,116
Aisin Seiki Co. Ltd.	4,700	135,788
Ajinomoto Co. Inc.	18,000	169,415
Alfresa Holdings Corp.	800	31,808
All Nippon Airways Co. Ltd.	22,000	59,715
Amada Co. Ltd.	10,000	62,636
Aozora Bank Ltd. (b)	21,000	22,321
Asahi Breweries Ltd.	10,500	193,382
Asahi Glass Co. Ltd.	27,000	256,826
Asahi Kasei Corp.	33,000	165,346
ASICS Corp.	5,000	44,874
Astellas Pharma Inc.	12,051	449,609
Bank of Kyoto Ltd.	8,000	64,661
Bank of Yokohama Ltd.	34,000	155,022
Benesse Corp.	1,900	79,441
Bridgestone Corp.	16,400	289,293
Brother Industries Ltd.	6,200	71,304
Canon Inc.	28,100	1,195,331
Canon Marketing Japan Inc.	2,000	29,472
Casio Computer Co. Ltd.	7,000	56,038
Central Japan Railway Co.	38	254,345
Chiba Bank Ltd.	21,000	125,604
Chiyoda Corp.	4,000	30,893
Chubu Electric Power Co. Inc.	17,200	410,316
Chugai Pharmaceutical Co. Ltd.	5,300	99,065
Chugoku Bank Ltd.	4,000	49,607
Chugoku Electric Power Co. Inc.	7,300	139,416
Chuo Mitsui Trust Holdings Inc.	25,000	84,216
Citizen Holdings Co. Ltd.	5,900	34,095
Coca-Cola West Co. Ltd.	1,700	29,994
Cosmo Oil Co. Ltd.	15,000	31,518
Credit Saison Co. Ltd.	4,600	51,517
Dai Nippon Printing Co. Ltd.	15,000	191,252
Daicel Chemical Industries Ltd.	8,000	46,992
Daido Steel Co. Ltd.	7,000	25,987
Daihatsu Motor Co. Ltd.	5,000	49,980
Daiichi Sanyko Co. Ltd.	17,713	371,468
Daikin Industries Ltd.	6,000	236,983
Dainippon Sumitomo Pharma Co. Ltd.	5,000	52,478
Daito Trust Construction Co. Ltd.	2,300	108,901
Daiwa House Industry Co. Ltd.	14,000	150,538
Daiwa Securities Group Inc.	44,000	221,436
DeNA Co. Ltd.	8	47,391
Denki Kagaku Kogyo KK	14,000	62,586
Denso Corp.	13,000	392,822
Dentsu Inc.	4,000	92,093
Dowa Holdings Co. Ltd.	7,000	38,731

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Dowa Holdings Co. Ltd. Warrants (b) (c)	6,000	$0
East Japan Railway Co.	9,200	582,183
Eisai Co. Ltd.	6,700	246,333
Electric Power Development Co. Ltd.	3,380	96,103
Elpida Memory Inc. (b)	4,700	76,600
FamilyMart Co. Ltd.	1,500	44,282
Fanuc Ltd.	5,200	484,650
Fast Retailing Co. Ltd.	1,300	244,321
Fuji Electric Holdings Co. Ltd. (b)	15,000	25,941
Fuji Heavy Industries Ltd. (b)	16,000	78,181
Fuji Media Holdings Inc.	9	12,470
FUJIFILM Holdings Corp.	12,100	365,428
Fujitsu Ltd.	51,000	330,909
Fukuoka Financial Group Inc.	21,000	73,185
Furukawa Electric Co. Ltd.	18,000	75,174
GS Yuasa Corp.	8,000	59,142
Gunma Bank Ltd.	11,000	56,258
Hachijuni Bank Ltd., The	11,000	64,192
Hakuhodo DY Holdings Inc.	590	28,740
Hankyu Hanshin Holdings Inc.	31,000	138,262
Hino Motors Ltd. (b)	8,000	27,679
Hirose Electric Co. Ltd.	900	94,365
Hiroshima Bank Ltd., The	14,000	53,945
Hisamitsu Pharmaceutical Co. Inc.	1,700	54,902
Hitachi Chemical Co. Ltd.	3,100	63,180
Hitachi Construction Machinery Co. Ltd.	3,000	78,639
Hitachi High-Technologies Corp.	2,000	39,681
Hitachi Ltd. (b)	118,000	362,747
Hitachi Metals Ltd.	5,000	48,104
Hokkaido Electric Power Co. Inc.	4,800	87,076
Hokuhoku Financial Group Inc.	32,000	65,428
Hokuriku Electric Power Co.	5,000	109,170
Honda Motor Co. Ltd.	43,800	1,486,076
Hoya Corp.	11,200	298,844
Ibiden Co. Ltd.	3,600	129,112
Idemitsu Kosan Co. Ltd.	600	35,027
IHI Corp. (b)	39,000	62,196
INPEX Corp.	21	158,783
Isetan Mitsukoshi Holdings Ltd.	9,080	81,986
Isuzu Motors Ltd. (b)	35,000	65,746
Ito En Ltd.	1,600	24,093
Itochu Corp.	40,000	295,471
Itochu Techno-Solutions Corp.	800	21,483
Iyo Bank Ltd.	7,000	56,948
J. Front Retailing Co. Ltd.	11,400	50,346
JAFCO Co. Ltd.	1,000	24,202
Japan Airlines Corp. (b)	23,000	16,533
Japan Petroleum Exploration Co.	900	39,684
Japan Prime Realty Investment Corp.	16	33,245
Japan Real Estate Investment Corp.	11	81,090
Japan Retail Fund Investment Corp.	10	44,972
Japan Steel Works Ltd.	9,000	114,760
Japan Tobacco Inc.	118	398,426
JFE Holdings Inc.	13,000	513,875
JGC Corp.	5,000	92,138

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Joyo Bank Ltd.	19,000	$76,351
JS Group Corp.	6,200	106,732
JSR Corp.	5,000	101,759
JTEKT Corp.	5,100	65,595
Jupiter Telecommunications Co. Ltd.	64	63,330
Kajima Corp.	25,000	50,584
Kamigumi Co. Ltd.	7,000	51,078
Kaneka Corp.	8,000	50,971
Kansai Electric Power Co. Inc.	20,500	462,614
Kansai Paint Co. Ltd.	4,000	33,522
Kao Corp.	14,000	328,114
Kawasaki Heavy Industries Ltd.	40,000	101,528
Kawasaki Kisen Kaisha Ltd. (b)	16,000	45,717
KDDI Corp.	76	402,550
Keihin Electric Express Railway Co. Ltd.	12,000	88,338
Keio Corp.	15,000	90,517
Keisei Electric Railway Co. Ltd.	8,000	43,764
Keyence Corp.	1,064	220,826
Kikkoman Corp.	4,000	49,012
Kinden Corp.	4,000	33,895
Kintetsu Corp.	45,000	149,156
Kirin Holdings Co. Ltd.	23,000	368,851
Kobe Steel Ltd. (b)	66,000	119,605
Koito Manufacturing Company Ltd.	3,000	48,150
Komatsu Ltd.	25,700	538,008
Konami Corp.	2,600	46,421
Konica Minolta Holdings Inc.	12,500	128,815
Kubota Corp.	28,000	256,923
Kuraray Co. Ltd.	10,000	117,697
Kurita Water Industries Ltd.	3,000	94,253
Kyocera Corp.	4,400	387,510
Kyowa Hakko Kirin Co. Ltd.	6,000	63,449
Kyushu Electric Power Co. Ltd.	10,600	218,327
Lawson Inc.	1,600	70,664
Mabuchi Motor Co. Ltd.	800	39,649
Makita Corp.	2,700	92,740
Marubeni Corp.	42,000	232,007
Marui Group Co. Ltd.	6,400	39,407
Maruichi Steel Tube Ltd.	1,100	21,963
Matsui Securities Co. Ltd.	2,700	18,811
Mazda Motor Corp. (b)	36,000	82,779
McDonald’s Holdings Company Ltd. (Japan)	1,000	19,126
Mediceo Paltac Holdings Co. Ltd.	4,200	52,058
MEIJI Holdings Company Ltd. (b)	2,019	76,297
Minebea Co. Ltd.	10,000	54,265
Mitsubishi Chemical Holdings Corp.	33,500	142,654
Mitsubishi Corp.	33,900	844,401
Mitsubishi Electric Corp. (b)	51,000	378,861
Mitsubishi Estate Co. Ltd.	32,000	510,908
Mitsubishi Gas Chemical Co. Inc.	11,000	55,431
Mitsubishi Heavy Industries Ltd.	82,000	289,211
Mitsubishi Logistics Corp.	3,000	35,392
Mitsubishi Materials Corp. (b)	32,000	78,265
Mitsubishi Motors Corp. (b)	99,000	137,605
Mitsubishi Rayon Co. Ltd.	15,000	60,336

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mitsubishi Tanabe Pharma Corp.	6,000	$74,867
Mitsubishi UFJ Financial Group Inc.	333,260	1,641,567
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,420	42,779
Mitsui & Co. Ltd.	45,400	644,049
Mitsui Chemicals Inc.	15,000	38,839
Mitsui Engineering & Shipbuilding Co. Ltd.	21,000	50,577
Mitsui Fudosan Co. Ltd.	23,000	388,889
Mitsui Mining & Smelting Co. Ltd. (b)	17,000	44,184
Mitsui OSK Lines Ltd.	28,000	147,915
Mitsui Sumitomo Insurance Group Holdings Inc.	11,400	291,170
Mitsumi Electric Co. Ltd.	2,300	40,624
Mizuho Financial Group Inc.	366,300	658,718
Mizuho Trust & Banking Co. Ltd. (b)	40,000	37,319
Murata Manufacturing Co. Ltd.	5,800	289,462
Namco Bandai Holdings Inc.	4,900	46,810
NEC Corp. (b)	59,000	152,510
NGK Insulators Ltd.	7,000	153,086
NGK Spark Plug Co. Ltd.	3,000	34,033
NHK Spring Co. Ltd.	4,000	37,243
Nidec Corp.	2,700	249,542
Nikon Corp.	9,000	177,718
Nintendo Co. Ltd.	2,600	620,976
Nippon Building Fund Inc.	14	106,402
Nippon Electric Glass Co. Ltd.	9,000	123,875
Nippon Express Co. Ltd.	22,000	90,855
Nippon Meat Packers Inc.	5,000	57,887
Nippon Mining Holdings Inc.	25,000	107,295
Nippon Oil Corp.	35,000	162,264
Nippon Paper Group Inc.	2,500	63,801
Nippon Sheet Glass Co. Ltd.	17,000	48,718
Nippon Steel Corp.	136,000	551,071
Nippon Telegraph & Telephone Corp.	14,300	564,894
Nippon Yusen Kabushiki Kaish	35,000	107,794
NIPPONKOA Insurance Co. Ltd.	18,000	102,484
Nishi-Nippon City Bank Ltd.	19,000	46,525
Nissan Chemical Industries Ltd.	4,000	57,017
Nissan Motor Co. Ltd. (b)	64,900	570,335
Nissay Dowa General Insurance Company Ltd.	3,000	14,395
Nissha Printing Company Ltd.	700	34,484
Nisshin Seifun Group Inc.	4,500	60,813
Nisshin Steel Co. Ltd.	18,000	31,823
Nisshinbo Industries Inc.	4,000	37,062
Nissin Foods Holdings Co. Ltd.	1,600	52,264
Nitori Co. Ltd.	850	63,267
Nitto Denko Corp.	4,200	150,880
NOK Corp.	3,100	42,758
Nomura Holdings Inc.	94,700	704,253
Nomura Real Estate Holdings Inc.	2,700	40,053
Nomura Real Estate Office Fund Inc.	7	38,070
Nomura Research Institute Ltd.	3,000	58,998
NSK Ltd.	13,000	95,394
NTN Corp.	12,000	54,219
NTT Data Corp.	35	108,530

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
NTT DoCoMo Inc.	407	$567,963
NTT Urban Development Corp.	35	23,364
Obayashi Corp.	18,000	61,269
OBIC Co. Ltd.	170	27,756
Odakyu Electric Railway Co. Ltd.	15,000	115,114
Oji Paper Co. Ltd.	24,000	100,556
Olympus Corp.	6,000	193,446
Omron Corp.	6,000	107,909
Ono Pharmaceutical Co. Ltd.	2,500	107,321
Oracle Corp. Japan	1,200	49,998
Oriental Land Co. Ltd.	1,400	92,119
Orix Corp.	2,820	191,998
Osaka Gas Co. Ltd.	54,000	181,995
OTSUKA Corp.	400	19,951
Panasonic Corp.	52,000	748,613
Panasonic Electric Works Co. Ltd.	9,114	110,425
Rakuten Inc. (b)	189	143,891
Resona Holdings Inc.	12,400	125,981
Ricoh Co. Ltd.	17,000	243,589
RINNAI Corp.	800	38,660
Rohm Co. Ltd.	2,600	169,684
Sankyo Co. Ltd.	1,600	80,117
Santen Pharmaceutical Co. Ltd.	2,100	67,458
Sanyo Electric Co. Ltd. (b)	44,000	81,274
Sapporo Hokuyo Holdings Inc.	8,000	29,037
Sapporo Holdings Ltd.	7,000	38,572
SBI Holdings Inc.	467	83,609
Secom Co. Ltd.	5,800	275,486
Sega Sammy Holdings Inc.	4,568	54,664
Seiko Epson Corp.	3,700	59,793
Sekisui Chemical Co. Ltd.	12,000	74,651
Sekisui House Ltd.	13,000	118,018
Senshu Ikeda Holdings Inc. (b)	11,100	40,522
Seven & I Holdings Co. Ltd.	20,840	425,520
Seven Bank Ltd.	10	19,964
Sharp Corp.	27,000	340,964
Shikoku Electric Power Co. Inc.	4,500	116,270
Shimadzu Corp.	6,000	39,964
Shimamura Co. Ltd.	600	57,329
Shimano Inc.	1,900	76,707
Shimizu Corp.	17,000	61,061
Shin-Etsu Chemical Co. Ltd.	11,000	621,042
Shinko Electric Industries Co. Ltd.	1,900	27,658
Shinko Securities Co. Ltd.	16,000	48,415
Shinsei Bank Ltd. (b)	27,000	29,414
Shionogi & Co. Ltd.	8,000	173,451
Shiseido Co. Ltd.	9,000	172,971
Shizuoka Bank Ltd.	16,000	139,274
Showa Denko K.K.	31,000	61,737
Showa Shell Sekiyu K.K.	5,200	42,382
SMC Corp.	1,400	159,855
Softbank Corp.	19,900	466,510
Sojitz Corp.	33,000	62,439
Sompo Japan Insurance Inc.	24,000	154,739
Sony Corp.	26,800	779,123
Sony Financial Holdings Inc.	25	65,061

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Square Enix Holdings Co. Ltd.	1,400	$29,535
Stanley Electric Co. Ltd.	3,500	70,992
SUMCO Corp.	3,300	58,312
Sumitomo Chemical Co. Ltd.	44,000	193,048
Sumitomo Corp.	30,000	305,482
Sumitomo Electric Industries Ltd.	20,200	251,609
Sumitomo Heavy Industries Ltd. (b)	16,000	81,002
Sumitomo Metal Industries Ltd.	84,000	225,795
Sumitomo Metal Mining Co. Ltd.	14,000	206,606
Sumitomo Mitsui Financial Group Inc.	24,300	697,297
Sumitomo Realty & Development Co. Ltd.	10,000	188,775
Sumitomo Rubber Industries Ltd.	4,900	42,598
Sumitomo Trust & Banking Co. Ltd.	38,000	186,581
Suruga Bank Ltd.	6,000	52,286
Suzuken Co. Ltd.	1,940	63,802
Suzuki Motor Corp.	9,500	233,957
Sysmex Corp.	900	47,058
T&D Holdings Inc.	6,450	132,646
Taiheiyo Cement Corp. (b)	26,000	29,660
Taisei Corp.	28,000	48,042
Taisho Pharmaceutical Co. Ltd.	3,000	51,617
Taiyo Nippon Sanso Corp.	8,000	85,141
Takashimaya Co. Ltd.	8,000	50,974
Takeda Pharmaceutical Co. Ltd.	19,800	815,784
TDK Corp.	3,200	195,560
Teijin Ltd.	26,000	84,003
Terumo Corp.	4,300	259,161
THK Co. Ltd.	3,500	62,240
Tobu Railway Co. Ltd.	21,000	109,626
Toho Co. Ltd.	3,300	53,603
Toho Gas Co. Ltd.	11,000	58,447
Tohoku Electric Power Co. Inc.	11,700	231,864
Tokio Marine Holdings Inc.	18,900	515,766
Tokuyama Corp.	6,000	33,549
Tokyo Electric Power Co. Inc.	32,100	805,660
Tokyo Electron Ltd.	4,600	295,265
Tokyo Gas Co. Ltd.	58,000	231,515
Tokyo Steel Manufacturing Co. Ltd.	3,000	33,773
Tokyo Tatemono Co. Ltd.	8,000	30,774
Tokyu Corp.	31,000	123,447
Tokyu Land Corp.	12,000	44,576
TonenGeneral Sekiyu KK	7,000	58,489
Toppan Printing Co. Ltd.	16,000	130,275
Toray Industries Inc.	35,000	190,422
Toshiba Corp. (b)	107,000	593,732
Tosoh Corp.	14,000	38,664
Toto Ltd.	7,000	44,510
Toyo Seikan Kaisha Ltd.	3,800	57,890
Toyo Suisan Kaisha Ltd.	2,000	46,121
Toyoda Gosei Co. Ltd.	2,000	60,588
Toyota Boshoku Corp.	1,900	42,422
Toyota Industries Corp.	5,000	149,331
Toyota Motor Corp.	78,000	3,288,555
Toyota Tsusho Corp.	6,000	88,785
Trend Micro Inc. (b)	2,700	102,557

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Tsumura & Co.	1,500	$48,493
UBE Industries Ltd.	28,000	76,608
Unicharm Corp.	1,200	112,495
UNY Co. Ltd.	5,000	35,260
Ushio Inc.	3,000	50,029
USS Co. Ltd.	710	43,343
West Japan Railway Co.	48	160,927
Yahoo! Japan Corp.	400	120,267
Yakult Honsha Co. Ltd.	2,700	81,741
Yamada Denki Co. Ltd.	2,390	161,233
Yamaguchi Financial Group Inc.	6,000	55,696
Yamaha Corp.	4,200	50,604
Yamaha Motor Co. Ltd. (b)	5,100	64,500
Yamato Holdings Co. Ltd.	9,700	135,024
Yamato Kogyo Co. Ltd.	1,200	39,234
Yamazaki Baking Co. Ltd.	3,000	35,683
Yaskawa Electric Corp.	6,000	49,984
Yokogawa Electric Corp.	6,000	52,989

		56,441,773

Netherlands (2.64%)
Aegon NV (b)	42,020	269,079
Akzo Nobel NV	5,988	397,094
ASML Holding NV - NY Reg.	11,531	393,689
Corio NV	1,172	79,848
Fugro NV	1,585	91,041
Heineken Holding NV	3,048	127,477
Heineken NV	6,563	311,569
ING Groep NV (b)	97,024	934,379
Koninklijke Ahold NV	32,367	428,820
Koninklijke Boskalis Westminster NV CVA	1,547	59,555
Koninklijke DSM NV	4,144	203,609
Koninklijke KPN NV	44,663	759,159
Koninklijke Philips Electronics NV	25,485	753,320
Koninklijke Vopak NV (b)	837	66,336
Randstad Holding NV (b)	2,743	136,484
Reed Elsevier NV	19,700	241,706
SBM Offshore NV	4,013	78,736
TNT NV	9,708	298,264
Unilever NV CVA	43,346	1,410,773
Wolters Kluwer - CVA	7,669	167,719

		7,208,657

New Zealand (0.10%)
Auckland International Airport Ltd.	27,245	39,832
Contact Energy Ltd. (b)	8,946	39,826
Fletcher Building Ltd.	13,804	79,644
Sky City Entertainment Group Ltd.	12,916	30,848
Telecom Corp. of New Zealand Ltd.	49,904	89,649

		279,799

Norway (0.79%)
DnB NOR ASA (b)	23,648	255,297
Norsk Hydro ASA (b)	19,238	161,607

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
Orkla ASA	20,885	$204,899
Renewable Energy Corp. AS (b)	8,872	68,487
SeaDrill Ltd.	7,117	181,077
StatoilHydro ASA	30,229	753,900
Telenor ASA (b)	21,640	302,304
Yara International ASA	5,016	227,201

		2,154,772

Portugal (0.31%)
Banco Comercial Portugues SA - R	63,318	76,308
Banco Espirito Santo SA Reg.	14,273	92,960
Brisa	5,744	59,022
CIMPOR-Cimentos de Portugal SGPS SA	5,105	46,923
EDP Renovaveis SA (b)	5,727	54,300
Energias de Portugal SA	44,691	198,968
Galp Energia SGPS SA B Shares	4,273	73,806
Jeronimo Martins SGPS SA	6,111	61,116
Portugal Telecom SGPS SA	15,556	189,816

		853,219

Singapore (1.45%)
Ascendas Real Estate Investment Trust	30,000	47,094
Capitaland Ltd.	69,692	206,745
Capitamall Trust	57,000	72,753
CapitaMalls Asia Ltd. (b)	30,000	54,241
City Developments Ltd.	15,031	122,901
Comfortdelgro Corp. Ltd.	54,000	62,812
Cosco Corp. Singapore Ltd.	22,000	18,447
DBS Group Holdings Ltd.	46,667	507,316
Fraser and Neave Ltd.	23,500	69,855
Genting Singapore PLC (b)	122,400	112,757
Golden Agri-Resources Ltd. (b)	166,702	60,073
Jardine Cycle & Carriage Ltd.	3,015	57,565
Keppel Corp. Ltd.	33,002	192,241
Neptune Orient Lines Ltd.	22,750	26,553
Noble Group Ltd.	33,600	77,070
Olam International Ltd.	30,900	58,057
Oversea-Chinese Banking Corp.	70,000	450,740
Sembcorp Industries Ltd.	25,200	65,848
Sembcorp Marine Ltd.	21,200	55,314
Singapore Airlines Ltd.	12,000	127,092
Singapore Exchange Ltd.	23,000	135,428
Singapore Press Holdings Ltd.	40,200	104,650
Singapore Technologies Engineering Ltd.	34,381	79,130
Singapore Telecommunications Ltd.	214,150	471,690
StarHub Ltd.	12,000	18,327
United Overseas Bank Ltd.	33,616	467,926
UOL Group Ltd.	16,461	47,438
Wilmar International Ltd.	35,000	159,145
Yangzijiang Shipbuilding Holdings Ltd.	44,000	37,581

		3,966,789

Spain (4.57%)
Abertis Infraestructuras SA	7,770	175,673

	Shares	Value
Common Stocks (Cont.)
Spain (Cont.)
Acciona SA	728	$95,155
Acerinox SA	3,066	64,031
ACS Actividades de Construccion y Servicios SA	4,049	202,400
Banco Bilbao Vizcaya Argentaria SA	94,540	1,722,993
Banco de Sabadell SA	23,816	132,290
Banco de Valencia SA	5,633	42,821
Banco Popular Espanol SA	23,430	172,103
Banco Santander SA (London)	4,542	74,884
Banco Santander SA (Madrid)	211,443	3,494,025
Bankinter SA	7,641	78,722
Cintra Concesiones de Infraestructuras de Transporte SA	11,373	134,319
Criteria Caixacorp SA	23,532	111,460
Enagas	5,274	116,915
Fomento de Construcciones y Contratas SA	878	37,229
Gamesa Corp Tecnologica SA	4,872	82,080
Gas Natural SDG SA	5,580	120,279
Gestevision Telecinco SA	2,804	40,785
Grifols SA	3,546	62,265
Iberdrola Renovables	23,780	113,240
Iberdrola SA	98,229	941,304
Iberia Lineas Aereas de Espana SA (b)	12,205	33,107
Indra Sistemas SA	2,184	51,695
Industria de Diseno Textil SA	5,759	359,664
Mapfre SA	18,112	76,062
Mapfre SA New (b)	402	1,539
Red Electrica Corporacion SA	3,016	168,300
Repsol YPF SA	19,297	517,827
Sacyr Vallehermoso SA (b)	2,515	28,864
Telefonica SA	112,527	3,149,524
Zardoya Otis SA	3,782	73,609

		12,475,164

Sweden (2.50%)
Alfa Laval AB	8,487	117,364
ASSA ABLOY AB Class B	8,450	162,789
Atlas Copco AB Class A	17,567	258,232
Atlas Copco AB Class B	10,840	141,344
Electrolux AB Series B (b)	6,176	145,131
Getinge AB B Shares	5,431	103,797
Hennes & Mauritz AB (H&M) B Shares	13,669	757,764
Holmen AB Class B	1,472	37,502
Husqvarna AB B Shares (b)	11,629	85,314
Investor AB B Shares	11,720	217,081
Lundin Petroleum AB (b)	5,071	40,008
Millicom International Cellular SA SDR	1,961	145,529
Nordea Bank AB	86,301	874,402
Sandvik AB	26,616	320,508
Scania AB Class B	8,452	109,151
Securitas AB Class B	8,524	83,481
Skandinaviska Enskilda Banken AB Class A (b)	39,966	247,065
Skanska AB Class B	10,525	178,589

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
SKF AB B Shares	10,422	$179,713
SSAB Svenskt Stal AB Series A	5,196	88,248
SSAB Svenskt Stal AB Series B	2,163	33,500
Svenska Cellulosa AB B Shares	15,114	201,510
Svenska Handelsbanken AB A Shares	13,186	375,666
Swedbank AB - A Shares (b)	16,381	161,279
Swedish Match AB	6,327	138,329
Tele2 AB Class B	8,000	122,890
Telefonaktiebolaget LM Ericsson B Shares	79,460	731,513
TeliaSonera AB	59,365	429,066
Volvo AB A Shares	10,873	92,679
Volvo AB B Shares	29,422	252,353

		6,831,797

Switzerland (7.65%)
ABB Ltd. Reg. (b)	59,098	1,138,778
Actelion Ltd. Reg. (b)	2,690	143,674
Adecco SA Reg.	3,203	176,693
Aryzta AG	2,151	80,111
Baloise Holding AG Reg.	1,240	102,954
BKW FMB Energie AG	296	23,069
Compagnie Financiere Richemont SA Class A	14,005	470,944
Credit Suisse Group AG Reg.	29,999	1,486,190
Geberit AG Reg. (b)	1,064	188,625
Givaudan SA Reg. (b)	200	160,033
Holcim Ltd. Reg. (b)	6,550	509,049
Julius Baer Group Ltd.	5,484	192,864
Julius Baer Holding AG Reg.	5,484	66,406
Kuehne & Nagel International AG Reg. (b)	1,535	149,247
Lindt & Spruengli AG	22	47,234
Lindt & Spruengli AG Reg.	3	73,674
Logitech International SA (b)	4,888	84,782
Lonza Group AG Reg. (b)	1,290	90,892
Nestle SA	92,091	4,469,507
Nobel Biocare Holding AG Reg.	3,330	111,605
Novartis AG	56,077	3,062,321
Pargesa Holding SA	741	64,472
Roche Holding AG	18,665	3,191,954
Schindler Holding AG	1,400	107,198
Schindler Holding AG Reg.	459	34,622
SGS SA Reg (b)	133	173,629
Sonova Holding AG Reg. (b)	1,309	158,585
Straumann Holding AG	224	62,914
Swatch Group AG Reg., The	1,199	57,072
Swatch Group AG, The	800	202,496
Swiss Life Holding AG Reg. (b)	777	98,863
Swiss Reinsurance	9,045	433,297
Swisscom AG	593	226,474
Syngenta AG Reg.	2,489	702,913
Synthes Inc.	1,592	208,693
UBS AG Reg. (b)	94,526	1,471,979
Zurich Financial Services AG Reg.	3,889	850,227

		20,874,040

	Shares	Value
Common Stocks (Cont.)
United Kingdom (21.38%)
3i Group PLC	25,611	$115,958
Admiral Group PLC	4,779	91,378
AMEC PLC	9,166	116,779
Anglo American PLC (b)	35,060	1,518,365
Antofagasta PLC	10,353	164,691
Associated British Foods PLC	9,194	121,888
AstraZeneca PLC	38,540	1,811,274
Autonomy Corp. PLC (b)	5,885	142,914
Aviva PLC	71,860	457,113
BAE Systems PLC	92,393	534,742
Balfour Beatty PLC	17,065	71,014
Barclays PLC	303,888	1,339,072
BG Group PLC	89,665	1,619,018
BHP Billiton PLC	58,701	1,871,389
BP PLC	498,342	4,812,081
British Airways PLC (b)	16,505	49,641
British American Tobacco PLC	52,955	1,719,098
British Land Co. PLC	22,868	176,092
British Sky Broadcasting Group PLC	30,333	273,993
BT Group PLC	206,727	450,217
Bunzl PLC	9,724	105,703
Burberry Group PLC	11,442	109,896
Cable & Wireless PLC	69,125	157,255
Cadbury PLC	36,390	467,889
Cairn Energy PLC (b)	36,430	195,708
Capita Group PLC	17,359	209,897
Carnival PLC (b)	4,284	145,948
Carphone Warehouse Group PLC	12,090	36,447
Centrica PLC	134,722	610,230
Cobham PLC	31,040	125,380
Compass Group PLC	49,520	354,390
Diageo PLC	66,345	1,157,465
Drax Group PLC	9,417	62,782
Eurasian Natural Resources Corp.	7,288	106,751
Experian PLC	27,345	270,106
FirstGroup PLC	12,742	87,164
Fresnillo PLC	4,799	60,957
G4S PLC	32,318	135,463
GlaxoSmithKline PLC	137,980	2,925,991
Hammerson PLC	18,328	124,748
Home Retail Group PLC	22,941	104,048
HSBC Holdings PLC	459,872	5,246,380
ICAP PLC	13,524	93,276
Imperial Tobacco Group PLC	26,639	840,391
Inmarsat PLC	11,705	130,431
InterContinental Hotels Group PLC	6,335	91,021
International Power PLC	40,310	200,861
Invensys PLC	22,863	109,990
Investec PLC	11,241	76,807
J Sainsbury PLC	29,498	153,808
Johnson Matthey PLC	5,688	140,314
Kazakhmys PLC (b)	5,697	120,626
Kingfisher PLC	60,914	224,237
Land Securities Group PLC	19,765	217,545
Legal & General Group PLC	155,708	200,314
Liberty International PLC	11,856	98,019

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Lloyds TSB Group PLC (b)	1,016,287	$817,684
London Stock Exchange Group PLC	3,704	42,776
Lonmin PLC (b)	3,966	124,642
Man Group PLC	44,885	221,524
Marks & Spencer Group PLC	41,706	269,461
National Grid PLC	64,283	701,644
Next PLC	5,130	171,527
Old Mutual PLC (b)	139,731	244,697
Pearson PLC	21,528	308,668
Petrofac Ltd.	5,471	91,584
Prudential PLC	67,934	695,391
Randgold Resources Ltd.	2,401	191,194
Reckitt Benckiser Group PLC	16,270	880,697
Reed Elsevier PLC	32,995	270,874
Resolution Ltd. (b)	62,110	89,727
Rexam PLC	25,785	120,542
Rio Tinto PLC	36,427	1,966,943
Rolls-Royce Group PLC (b)	49,767	387,557
Royal Bank of Scotland Group PLC (b)	436,069	202,428
Royal Dutch Shell PLC Class A	94,275	2,852,786
Royal Dutch Shell PLC Class B	71,554	2,083,885
RSA Insurance Group PLC	89,228	173,351
SABMiller PLC	24,829	729,827
Sage Group PLC	37,679	133,431
Schroders PLC	3,398	72,620
Scottish & Southern Energy PLC	24,093	450,967
SEGRO PLC	19,511	108,223
Serco Group PLC	14,001	119,405
Severn Trent PLC	6,455	112,789
Shire Ltd.	15,069	294,447
Smith & Nephew PLC	23,422	240,928
Smiths Group PLC	10,563	172,197
Standard Chartered PLC	53,379	1,347,602
Standard Life PLC	57,413	199,417
Tesco PLC	210,409	1,451,568
Thomas Cook Group PLC	23,012	85,010
Tomkins PLC	24,516	76,184
Tui Travel PLC	14,474	59,319
Tullow Oil PLC	21,368	448,310
Unilever PLC	34,090	1,092,768
United Utilities Group PLC	18,193	145,421
Vedanta Resources PLC	3,427	143,337
Vodafone Group PLC	1,396,440	3,233,755
Whitbread PLC	4,390	99,616
William Morrison Supermarkets PLC	55,871	249,276
Wolseley PLC (b)	7,864	157,413
WPP PLC	33,889	331,445
Xstrata PLC (b)	50,765	905,449

		58,325,261

Total Common Stocks
(cost $260,903,436)		269,545,380

Preferred Stocks (a) (0.34%)
Germany (0.34%)
Bayerische Moteren Werke (BMW) AG PFD	1,396	46,207

	Shares	Value
Preferred Stocks (Cont.)
Germany (Cont.)
Fresenius SE PFD	2,150	$154,340
Henkel AG & Co. KGaA PFD	4,607	241,928
Porsche Automobil Holding SE PFD	2,245	140,389
RWE AG-Non Voting PFD	986	87,769
Volkswagen AG PFD	2,739	258,362

		928,995

Total Preferred Stocks
(cost $635,660)		928,995

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Repurchase Agreement (0.06%)
State Street Bank & Trust Repurchase Agreement, (d) 0.005%, agreement date 12/31/2009, to be repurchased at $148,116 on 01/04/2010	$148,116	$148,116

Total Repurchase Agreement
(cost $148,116)		148,116

TOTAL INVESTMENTS (99.18%)
(cost $261,687,212)		270,622,491
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.82%)		2,249,329

NET ASSETS (100.00%)		$272,871,820

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $154,601 as of December 31, 2009.

(e)	At December 31, 2009, cash in the amount of $845,476 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR – Fiduciary Depository Receipt

SDR – Swedish Depository Receipt

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$90,224,403	33.34
British Pound	58,400,145	21.58
Japanese Yen	56,441,773	20.86
Australian Dollar	22,632,413	8.36
Swiss Franc	20,874,040	7.71
Swedish Krona	6,831,797	2.52
Hong Kong Dollar	6,329,014	2.34
Singapore Dollar	3,966,789	1.47
Danish Krone	2,339,430	0.86
Norwegian Krone	2,154,772	0.80
New Zealand Dollar	279,799	0.10
United States Dollar	148,116	0.06

Total Investments	$270,622,491	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$68,661,843	25.16
Industrials	30,444,239	11.16
Materials	27,990,909	10.26
Consumer Staples	27,210,095	9.97
Consumer Discretionary	26,247,952	9.62
Health Care	22,766,407	8.34
Energy	22,584,720	8.28
Utilities	15,868,327	5.81
Telecommunication Services	15,742,309	5.77
Information Technology	12,957,574	4.75

Total Stocks	270,474,375	99.12
Repurchase Agreement	148,116	0.06
Cash and Other Assets, Net of Liabilities	2,249,329	0.82

Net Assets	$272,871,820	100.00%

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Registered Investment Companies (99.90%)
State Farm Variable Product Trust Bond Fund (a)	2,714,325	$28,310,405
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	4,312,543	48,300,487

Total Registered Investment Companies
(cost $80,903,116)		76,610,892

TOTAL INVESTMENTS (99.90%)
(cost $80,903,116)		76,610,892
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.10%)		76,472

NET ASSETS (100.00%)		$76,687,364

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal amount	Value
Corporate Bonds (82.23%)
Agriculture, Foods, & Beverage (7.59%)
Campbell Soup Co.
6.750%, 02/15/2011	$1,000,000	$1,063,985
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,055,397
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,073,789
Hershey Co.
5.300%, 09/01/2011	500,000	529,676
ConAgra Foods Inc.
6.750%, 09/15/2011	106,000	114,445
Kraft Foods Inc.
5.625%, 11/01/2011	1,000,000	1,062,065
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,076,499
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	543,707
General Mills Inc.
5.650%, 09/10/2012	500,000	543,938
HJ Heinz Co.
5.350%, 07/15/2013	500,000	537,493
Coca-Cola Enterprises Inc.
5.000%, 08/15/2013	500,000	538,012
Hershey Co.
5.450%, 09/01/2016	500,000	524,250
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,081,453
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,154,446
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,038,232

		12,937,387

Automotive (0.31%)
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	527,647

Banks (8.21%)
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	1,000,871
Bank of America Corp.
4.250%, 10/01/2010	1,500,000	1,538,338
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	518,050
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,040,762
Wachovia Corp.
5.350%, 03/15/2011	500,000	521,357
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,021,335
Royal Bank of Canada
5.650%, 07/20/2011	500,000	533,846
Bank of America Corp.
5.375%, 08/15/2011	500,000	524,888
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,081,435

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wachovia Corp.
5.700%, 08/01/2013	$500,000	$537,770
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	536,392
US Bank NA
4.950%, 10/30/2014	500,000	530,306
Fifth Third Bank
4.750%, 02/01/2015	500,000	473,577
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	484,586
Wachovia Bank NA
5.600%, 03/15/2016	500,000	511,440
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	518,342
Bank of America NA
6.000%, 06/15/2016	500,000	514,414
Wachovia Corp.
5.750%, 06/15/2017	500,000	519,979
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,090,222
Suntrust Banks Inc.
6.000%, 09/11/2017	500,000	495,622

		13,993,532

Building Materials & Construction (3.24%)
Lafarge SA
6.150%, 07/15/2011	500,000	521,042
CRH America Inc.
5.625%, 09/30/2011	500,000	525,599
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	985,000
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	1,039,789
Masco Corp.
4.800%, 06/15/2015	500,000	459,630
Hanson PLC
6.125%, 08/15/2016	500,000	477,500
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,044,461
Masco Corp.
5.850%, 03/15/2017	500,000	465,229

		5,518,250

Chemicals (2.76%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	1,015,830
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	1,042,366
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	527,714
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,061,291
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	515,966

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	$500,000	$545,584

		4,708,751

Commercial Service/Supply (1.23%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	503,570
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	520,833
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,071,440

		2,095,843

Computers (0.64%)
International Business
Machines Corp.
5.700%, 09/14/2017	1,000,000	1,093,309

Consumer & Marketing (4.66%)
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,054,091
Avon Products Inc.
5.125%, 01/15/2011	500,000	520,640
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,052,751
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,039,322
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	519,738
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,086,421
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,087,989
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,022,990
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	554,284

		7,938,226

Electronic/Electrical Manufacturing (1.56%)
Emerson Electric Co.
5.750%, 11/01/2011	1,000,000	1,074,338
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,057,960
Emerson Electric Co.
5.125%, 12/01/2016	500,000	522,066

		2,654,364

Financial Services (5.46%)
Citigroup Inc.
4.125%, 02/22/2010	500,000	501,818
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,034,697
American Express Credit
5.000%, 12/02/2010	1,000,000	1,032,233

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
John Deere Capital Corp.
5.650%, 07/25/2011	$500,000	$532,968
American Express Co.
5.250%, 09/12/2011	500,000	524,301
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,027,360
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	535,288
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	519,400
5.375%, 10/20/2016	500,000	519,870
5.400%, 02/15/2017	500,000	510,296
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	530,021
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	533,574
ProLogis
6.625%, 05/15/2018	500,000	474,186
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,015,988

		9,292,000

Health Care (8.52%)
Baxter FinCo BV
4.750%, 10/15/2010	1,000,000	1,032,087
Abbott Laboratories
5.600%, 05/15/2011	500,000	530,317
Johnson & Johnson
5.150%, 08/15/2012	500,000	543,434
AstraZeneca PLC
5.400%, 09/15/2012	500,000	546,176
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	1,052,781
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	1,056,071
Schering-Plough Corp.
5.550%, 12/01/2013	500,000	549,528
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,096,406
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,050,000
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	536,104
Abbott Laboratories
5.875%, 05/15/2016	500,000	551,495
Baxter International Inc.
5.900%, 09/01/2016	500,000	550,857
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,058,816
Wyeth
5.450%, 04/01/2017	500,000	532,918
Amgen Inc.
5.850%, 06/01/2017	500,000	546,376
Johnson & Johnson
5.550%, 08/15/2017	500,000	551,503

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
AstraZeneca PLC
5.900%, 09/15/2017	$500,000	$555,586
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	555,372
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	534,774
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,078,593

		14,509,194

Machinery & Manufacturing (5.36%)
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,012,030
United Technologies Corp.
4.375%, 05/01/2010	1,500,000	1,521,760
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,049,405
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,069,059
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	519,774
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	771,417
Caterpillar Inc.
5.700%, 08/15/2016	500,000	540,906
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,024,082
Honeywell International Inc.
5.300%, 03/15/2017	500,000	527,218
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,092,461

		9,128,112

Media & Broadcasting (1.90%)
Walt Disney Co., The
5.700%, 07/15/2011	1,000,000	1,065,827
Thomson Reuters Corp.
5.950%, 07/15/2013	1,000,000	1,094,711
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,079,881

		3,240,419

Mining & Metals (3.38%)
Alcan Inc.
6.450%, 03/15/2011	500,000	524,576
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	532,201
BHP Finance USA
4.800%, 04/15/2013	1,000,000	1,064,406
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,049,900
Alcan Inc.
5.000%, 06/01/2015	500,000	513,328
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	994,308

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	$500,000	$535,688
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	549,240

		5,763,647

Oil & Gas (5.93%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,009,268
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,597,730
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,087,961
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	1,041,862
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,081,697
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	542,401
Apache Corp.
5.625%, 01/15/2017	500,000	532,996
Shell International Finance
5.200%, 03/22/2017	500,000	538,434
Canadian National Resources
5.700%, 05/15/2017	500,000	534,198
Weatherford International Inc.
6.350%, 06/15/2017	500,000	522,987
EOG Resources Inc.
5.875%, 09/15/2017	500,000	544,482
Husky Energy Inc.
6.200%, 09/15/2017	500,000	538,442
ConocoPhillips
5.200%, 05/15/2018	500,000	524,485

		10,096,943

Retailers (6.28%)
Wal-Mart Stores Inc.
4.000%, 01/15/2010	500,000	500,456
Home Depot Inc.
4.625%, 08/15/2010	500,000	511,854
5.200%, 03/01/2011	500,000	518,842
CVS Corp.
5.750%, 08/15/2011	500,000	532,437
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,078,763
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	549,534
Walgreen Co.
4.875%, 08/01/2013	500,000	536,922
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,082,891
Target Corp.
5.875%, 07/15/2016	1,000,000	1,100,074
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	535,710

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
McDonald’s Corp.
5.300%, 03/15/2017	$1,000,000	$1,061,397
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,075,904
Target Corp.
5.375%, 05/01/2017	500,000	536,570
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	527,707
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	554,876

		10,703,937

Telecom & Telecom Equipment (4.65%)
SBC Communications Inc.
5.300%, 11/15/2010	1,000,000	1,039,543
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,042,744
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,049,327
Deutsche Telekom International Finance
5.375%, 03/23/2011	500,000	521,372
Vodafone Group PLC
5.500%, 06/15/2011	1,000,000	1,054,659
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,080,466
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,070,993
Verizon Communications
5.500%, 04/01/2017	1,000,000	1,055,228

		7,914,332

Utilities & Energy (10.55%)
Commonwealth Edison Co.
4.740%, 08/15/2010	1,000,000	1,021,319
Southern California Gas
4.375%, 01/15/2011	1,000,000	1,029,162
Appalachian Power Co.
5.550%, 04/01/2011	500,000	520,004
Duke Energy Corp.
6.250%, 01/15/2012	500,000	540,561
MidAmerican Energy Co.
5.650%, 07/15/2012	500,000	539,770
Appalachian Power Co.
5.650%, 08/15/2012	500,000	535,132
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	513,167
Union Electric Co.
5.500%, 05/15/2014	1,000,000	1,047,456
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,093,519
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,060,169
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	535,328

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	$500,000	$527,089
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,041,373
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,085,079
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,030,833
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	530,564
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,030,758
Union Electric Co.
6.400%, 06/15/2017	500,000	538,436
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	537,813
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	541,508
Florida Power Corp.
5.800%, 09/15/2017	500,000	542,066
Virginia Electric & Power
5.950%, 09/15/2017	500,000	541,826
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	524,886
Florida Power Corp.
5.650%, 06/15/2018	500,000	536,623
Pacificorp
5.650%, 07/15/2018	500,000	536,928

		17,981,369

Total Corporate Bonds
(cost $132,664,617)		140,097,262

Government Agency Securities (a) (3.90%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,618,879
5.300%, 05/12/2020	2,000,000	2,005,248
Federal National Mortgage Association
5.550%, 02/16/2017	3,000,000	3,018,021

Total Government Agency Securities
(cost $6,459,390)		6,642,148

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
U.S. Treasury Obligations (7.22%)
U.S. Treasury Notes
3.875%, 02/15/2013	$1,500,000	$1,597,500
4.250%, 08/15/2014	5,000,000	5,394,140
4.000%, 02/15/2015	5,000,000	5,314,060

Total U.S. Treasury Obligations
(cost $12,311,712)		12,305,700

	Shares	Value
Short-term Investments (5.46%)
JPMorgan U.S. Government Money Market Fund	9,311,585	$9,311,585

Total Short-term Investments
(cost $9,311,585)		9,311,585

TOTAL INVESTMENTS (98.81%)
(cost $160,747,304)		168,356,695
OTHER ASSETS, NET OF LIABILITIES (1.19%)		2,023,452

NET ASSETS (100.00%)		$170,380,147

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal amount	Value
Short-term Investments (99.72%)
Automotive (9.92%)
American Honda Finance Corp.
0.120%, 01/13/2010	$1,300,000	$1,299,948
0.190%, 03/05/2010	1,000,000	999,668
Toyota Motor Credit Corp.
0.150%, 01/12/2010	2,300,000	2,299,895

		4,599,511

Computer Software & Services (4.96%)
Microsoft Corp. (a)
0.100%, 03/11/2010	2,300,000	2,299,559

Consumer & Marketing (4.96%)
Nestle Finance International Ltd.
0.100%, 02/10/2010	2,300,000	2,299,744

Financial Services (5.03%)
General Electric Capital Corp.
0.140%, 01/28/2010	2,333,000	2,332,755

Government Agency Securities (b) (66.01%)
Federal Home Loan Bank
0.060%, 01/08/2010	1,500,000	1,499,982
0.001%, 01/19/2010	3,000,000	2,999,872
0.070%, 01/27/2010	2,500,000	2,499,858
0.086%, 01/27/2010	3,000,000	2,999,829
0.070%, 02/23/2010	2,000,000	1,999,794
0.070%, 02/24/2010	5,000,000	4,999,475
0.110%, 03/26/2010	6,000,000	5,998,460
Federal Home Loan Mortgage Corp.
0.080%, 03/15/2010	1,500,000	1,499,757
Federal National Mortgage Association
0.060%, 02/17/2010	1,111,000	1,110,913
0.080%, 03/10/2010	1,000,000	999,849
0.100%, 03/17/2010	4,000,000	3,999,167

		30,606,956

Oil & Gas (4.96%)
Chevron Funding Corp.
0.080%, 01/14/2010	1,300,000	1,299,962
0.090%, 01/14/2010	1,000,000	999,968

		2,299,930

	Shares	Value
Registered Investment Companies (3.88%)
JPMorgan U.S. Government Money Market Fund	1,800,857	$1,800,857

Total Short-term Investments
(cost $46,239,312)		46,239,312

TOTAL INVESTMENTS (99.72%)
(cost $46,239,312)		46,239,312
OTHER ASSETS, NET OF LIABILITIES (0.28%)		129,623

NET ASSETS (100.00%)		$46,368,935

(a)	Security is exempt from registration under Section 4(2) of the Securities Act of 1933. This security was purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of this security was $2,299,559 or 4.96% of net assets.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

82	See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$29,257,522	27,714,538	34,326,721

Investments in securities at market value	$31,480,994	32,347,504	35,451,103
Cash	—	—	—
Foreign currencies at value (cost $4,246 and $1,608,129, respectively)	—	—	4,246
Receivable for:
Dividends and interest	40,828	34,213	89,326
Shares of the Fund sold	22,650	24,109	8,304
Securities sold	133,265	178,874	9,591
SFIMC	1,540	507	2,983
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	198
Prepaid expenses	914	824	855

Total assets	31,680,191	32,586,031	35,566,606

Liabilities and Net Assets
Payable for:
Bank Overdraft	—	—	—
Shares of the Fund redeemed	—	—	—
Securities purchased	137,326	176,878	274,222
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	104
Due to affiliates	17,288	22,223	24,211
Accrued liabilities	23,444	27,966	97,837

Total liabilities	178,058	227,067	396,374

Net assets applicable to shares outstanding of common stock	$31,502,133	32,358,964	35,170,232

Fund Shares outstanding (no par value, unlimited number of shares authorized)	4,674,291	4,150,247	3,988,178
Net asset value, offering price and redemption price per share	$6.74	7.80	8.82

Analysis of Net Assets
Paid-in-capital	$46,662,292	41,844,767	42,816,536
Accumulated net realized gain (loss)	(17,632,750)	(14,224,219)	(9,224,440)
Net unrealized appreciation (depreciation)	2,223,472	4,632,966	1,127,911
Accumulated undistributed net investment income (loss)	249,119	105,450	450,225

Net assets applicable to shares outstanding	$31,502,133	32,358,964	35,170,232

84	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

497,199,978	229,684,307	261,687,212	80,903,116	160,747,304	46,239,312

444,911,340	207,832,372	270,622,491	76,610,892	168,356,695	46,239,312
—	572	—	235,192	—	—
—	—	1,604,744	—	—	—

599,570	248,328	824,419	—	2,159,139	1
193,769	116,790	92,165	29,485	1,036	158,492
137	277	4,961	—	—	—
—	—	—	19,289	—	15,396
—	—	43,671	—	—	—
—	—	—	—	—	—
12,988	5,842	8,155	1,749	6,148	1,817

445,717,804	208,204,181	273,200,606	76,896,607	170,523,018	46,415,018

635	—	—	—	—	—
—	—	3,719	188,205	17,327	708
81,728	—	—	—	—	—
14,776	29,240	—	—	—	—
—	—	—	—	—	—
105,594	78,609	131,414	—	76,211	16,502
87,064	83,098	193,653	21,038	49,333	28,873

289,797	190,947	328,786	209,243	142,871	46,083

445,428,007	208,013,234	272,871,820	76,687,364	170,380,147	46,368,935

39,759,317	24,087,314	23,379,260	6,732,353	16,327,875	46,370,037
11.20	8.64	11.67	11.39	10.43	1.00

501,121,586	239,899,877	268,907,850	78,941,243	164,201,796	46,370,037
(3,630,204)	(10,441,563)	(3,599,341)	2,105	(1,431,040)	(1,102)
(52,276,285)	(21,731,854)	9,020,045	(4,292,224)	7,609,391	—
212,910	286,774	(1,456,734)	2,036,240	—	—

445,428,007	208,013,234	272,871,820	76,687,364	170,380,147	46,368,935

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2009

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$519,453	348,152	692,499
Interest	1,217	1,423	435

	520,670	349,575	692,934
Less: foreign withholding taxes	(611)	(26)	(66,075)

Total investment income	520,059	349,549	626,859
Expenses:
Investment advisory and management fees	160,726	211,973	228,814
Professional fees	28,111	31,541	26,085
Reports to shareholders	8,376	6,010	8,727
Custodian fees	4,113	14,306	152,170
Errors and omissions insurance	2,377	2,253	2,480
Securities valuation fees	2,063	2,952	16,782
Trustees’ fees and expenses	1,402	1,369	1,307
Regulatory fees	380	380	380
ICI dues	427	494	396
Fidelity bond expense	185	177	197
Money market guarantee program fee	—	—	—
License index fees	—	—	—

Total expenses	208,160	271,455	437,338
Less: expense reimbursement from SFIMC (a)	(20,646)	(32,985)	(151,320)

Net expenses	187,514	238,470	286,018

Net investment income	332,545	111,079	340,841
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(4,843,647)	(6,923,801)	(3,035,127)
Net realized gain (loss) on forward foreign currency contracts	—	—	13,601
Net realized gain (loss) on foreign currency transactions	—	—	(27,937)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	10,146,713	14,240,384	12,155,771

Net realized and unrealized gain (loss) on investments	5,303,066	7,316,583	9,106,308

Net change in net assets resulting from operations	$5,635,611	7,427,662	9,447,149

(a)	For the Money Market Fund, this amount includes $108,587 of additional voluntary fee waivers by SFIMC. See Note 3 under Transactions with affiliates.

86	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

8,991,490	2,543,235	7,951,675	2,036,294	2,000	—
2,534	1,337	2,993	—	8,325,021	148,775

8,994,024	2,544,572	7,954,668	2,036,294	8,327,021	148,775
—	(550)	(671,987)	—	—	—

8,994,024	2,544,022	7,282,681	2,036,294	8,327,021	148,775

996,198	705,090	1,279,565	—	833,250	193,477
61,709	53,588	50,386	18,862	41,666	25,846
81,697	79,322	65,259	21,263	33,957	18,668
11,001	14,372	123,750	33	3,052	1,385
33,588	15,034	19,863	6,177	15,545	4,656
6,346	22,714	86,350	—	22,726	—
19,559	9,250	11,908	3,602	8,765	3,845
880	380	780	380	380	380
6,155	(2,756)	2,948	—	2,296	676
2,613	1,180	1,566	487	1,203	366
—	—	—	—	—	14,615
31,145	32,916	9,999	—	—	—

1,250,891	931,090	1,652,374	50,804	962,840	263,914
(11,001)	(49,727)	—	(50,804)	—	(130,654)

1,239,890	881,363	1,652,374	—	962,840	133,260

7,754,134	1,662,659	5,630,307	2,036,294	7,364,181	15,515

(2,300,379)	(9,006,166)	(988,896)	33,871	(897,757)	—
—	—	542,448	—	—	—
—	—	(312,072)	—	—	—
511,103	361,638	586,250	—	—	—
21,480	(274,034)	16,329	—	—	—
87,625,600	51,069,233	54,976,675	11,376,134	12,859,342	—

85,857,804	42,150,671	54,820,734	11,410,005	11,961,585	—

93,611,938	43,813,330	60,451,041	13,446,299	19,325,766	15,515

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2009	2008
From operations:
Net investment income	$332,545	780,479
Net realized gain (loss)	(4,843,647)	(12,742,004)
Change in net unrealized appreciation or depreciation	10,146,713	(5,305,625)

Net change in net assets resulting from operations	5,635,611	(17,267,150)
Distributions to shareholders from and in excess of:
Net investment income	(328,368)	(553,071)
Net realized gain	—	(263,669)

Total distributions to shareholders	(328,368)	(816,740)
From Fund share transactions:
Proceeds from shares sold	1,820,087	3,632,136
Reinvestment of distributions	328,369	816,740

	2,148,456	4,448,876
Less payments for shares redeemed	(1,055,774)	(1,422,233)

Net increase (decrease) in net assets from Fund share transactions	1,092,682	3,026,643

Total increase (decrease) in net assets	6,399,925	(15,057,247)

Net assets:
Beginning of period	25,102,208	40,159,455

End of period*	$31,502,133	25,102,208

* Including accumulated undistributed net investment income (loss)	$249,119	244,507

Share Information
Sold	316,498	443,914
Issued in reinvestment of distributions	48,719	148,769
Redeemed	(180,208)	(194,305)

Net increase (decrease)	185,009	398,378

88	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2009	2008	2009	2008	2009	2008	2009	2008

111,079	34,115	340,841	792,460	7,754,134	10,038,307	1,662,659	2,303,519
(6,923,801)	(7,296,823)	(3,049,463)	(5,803,583)	(1,789,276)	(1,703,776)	(8,644,528)	10,104,483
14,240,384	(12,119,895)	12,155,771	(17,429,833)	87,647,080	(229,608,164)	50,795,199	(102,978,652)

7,427,662	(19,382,603)	9,447,149	(22,440,956)	93,611,938	(221,273,633)	43,813,330	(90,570,650)

(28,632)	(273)	(692,597)	(15,102)	(7,597,274)	(9,856,567)	(1,515,313)	(2,121,979)
—	(596,211)	—	(889,664)	—	(1,273,300)	(134,357)	(13,604,016)

(28,632)	(596,484)	(692,597)	(904,766)	(7,597,274)	(11,129,867)	(1,649,670)	(15,725,995)

2,063,702	3,511,222	1,205,653	1,972,205	8,583,151	13,982,750	4,093,336	5,200,961
28,632	596,484	692,597	904,766	7,597,274	11,129,867	1,649,670	15,725,995

2,092,334	4,107,706	1,898,250	2,876,971	16,180,425	25,112,617	5,743,006	20,926,956
(1,131,783)	(1,290,607)	(606,997)	(1,573,945)	(24,935,688)	(37,611,643)	(12,011,580)	(18,703,212)

960,551	2,817,099	1,291,253	1,303,026	(8,755,263)	(12,499,026)	(6,268,574)	2,223,744

8,359,581	(17,161,988)	10,045,805	(22,042,696)	77,259,401	(244,902,526)	35,895,086	(104,072,901)

23,999,383	41,161,371	25,124,427	47,167,123	368,168,606	613,071,132	172,118,148	276,191,049

32,358,964	23,999,383	35,170,232	25,124,427	445,428,007	368,168,606	208,013,234	172,118,148

105,450	28,596	450,225	690,119	212,910	93,535	286,774	238,610

321,684	391,122	155,822	195,271	947,158	1,254,074	602,514	559,082
3,666	105,572	78,259	141,813	686,294	1,231,180	188,534	2,423,112
(176,054)	(144,028)	(83,372)	(172,638)	(2,620,951)	(3,089,016)	(1,682,976)	(1,868,702)

149,296	352,666	150,709	164,446	(987,499)	(603,762)	(891,928)	1,113,492

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2009	2008
From operations:
Net investment income	$5,630,307	9,283,739
Net realized gain (loss)	(172,270)	489,295
Change in net unrealized appreciation or depreciation	54,993,004	(172,810,079)

Net change in net assets resulting from operations	60,451,041	(163,037,045)
Distributions to shareholders from and in excess of:
Net investment income	(6,702,618)	(5,460,363)
Net realized gain	(104,575)	(6,446,962)

Total distributions to shareholders	(6,807,193)	(11,907,325)
From Fund share transactions:
Proceeds from shares sold	4,075,743	5,991,300
Reinvestment of distributions	6,807,193	11,907,325

	10,882,936	17,898,625
Less payments for shares redeemed	(11,799,570)	(17,286,516)

Net increase (decrease) in net assets from Fund share transactions	(916,634)	612,109

Total increase (decrease) in net assets	52,727,214	(174,332,261)

Net assets:
Beginning of period	220,144,606	394,476,867

End of period*	$272,871,820	220,144,606

* Including accumulated undistributed net investment income (loss)	$(1,456,734)	(789,190)

Share Information
Sold	440,816	470,632
Issued in reinvestment of distributions	583,307	1,309,937
Redeemed	(1,196,099)	(1,289,479)

Net increase (decrease)	(171,976)	491,090

90	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2009	2008	2009	2008	2009	2008

2,036,294	2,688,600	7,364,181	8,572,240	15,515	1,066,034
33,871	(7,247)	(897,757)	88,987	—	—
11,376,134	(24,376,410)	12,859,342	(7,311,556)	—	—

13,446,299	(21,695,057)	19,325,766	1,349,671	15,515	1,066,034

(2,688,621)	(2,685,583)	(7,364,181)	(8,572,240)	(15,515)	(1,066,034)
(21,503)	(567,495)	—	—	—	—

(2,710,124)	(3,253,078)	(7,364,181)	(8,572,240)	(15,515)	(1,066,034)

2,054,962	2,661,602	1,947,299	4,857,095	4,141,366	10,114,142
2,710,124	3,253,078	7,364,181	8,572,240	15,515	1,066,034

4,765,086	5,914,680	9,311,480	13,429,335	4,156,881	11,180,176
(7,160,680)	(11,155,577)	(17,593,244)	(29,764,238)	(8,663,257)	(10,133,631)

(2,395,594)	(5,240,897)	(8,281,764)	(16,334,903)	(4,506,376)	1,046,545

8,340,581	(30,189,032)	3,679,821	(23,557,472)	(4,506,376)	1,046,545

68,346,783	98,535,815	166,700,326	190,257,798	50,875,311	49,828,766

76,687,364	68,346,783	170,380,147	166,700,326	46,368,935	50,875,311

2,036,240	2,688,566	—	—	—	—

198,370	221,145	189,702	483,112	4,141,366	10,114,142
246,599	340,280	724,440	865,499	15,515	1,066,034
(712,376)	(953,762)	(1,762,397)	(3,043,172)	(8,663,257)	(10,133,631)

(267,407)	(392,337)	(848,255)	(1,694,561)	(4,506,376)	1,046,545

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2009. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stocks and other equity securities of U.S. large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Index Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC, the Trust’s investment adviser, may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets as of December 31, 2009:

	Investments in Securities				Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$31,236,783	$—	$—	$31,236,783
Short-term Investments	244,211	—	—	244,211
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	32,079,567	—	—	32,079,567
Short-term Investments	267,937	—	—	267,937
International Equity Fund					—	94	—	94
Common Stocks (a)	—	32,487,622	0	32,487,622
Preferred Stocks (a)	—	1,702,788	—	1,702,788
Repurchase Agreement	—	1,260,693	—	1,260,693
Large Cap Index Fund					12,353	—	—	12,353
Common Stocks (a)	443,766,456	—	—	443,766,456
Short-term Investments	—	1,144,884	—	1,144,884
Small Cap Index Fund					120,081	—	—	120,081
Common Stocks (a)	205,148,243	400	0	205,148,643
Short-term Investments	—	2,683,729	—	2,683,729
International Index Fund					43,671	—	—	43,671
Common Stocks (a)	—	269,545,380	0	269,545,380
Preferred Stocks (a)	—	928,995	—	928,995
Repurchase Agreement	—	148,116	—	148,116
Balanced Fund					—	—	—	—
Registered Investment Companies	76,610,892	—	—	76,610,892

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Investments in Securities				Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Bond Fund					$—	$—	$—	$—
Corporate Bonds	$—	$140,097,262	$—	$140,097,262
Government Agency Securities	—	6,642,148	—	6,642,148
U.S. Treasury Obligations	—	12,305,700	—	12,305,700
Short-term Investments	9,311,585	—	—	9,311,585
Money Market Fund					—	—	—	—
Short-term Investments	1,800,857	44,438,455	—	46,239,312
(a) Industry classification and/or country is disclosed in the Schedules of Investments.

Other financial instruments are derivative instruments not listed separately in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Small Cap Index Fund, International Equity Fund, and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2008 or for the year ended December 31, 2009. The remaining Funds did not hold any Level 3 securities as of December 31, 2008, or for the year ended December 31, 2009.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2009.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard Time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of December 31, 2009, the Trust’s management completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2009, the Funds’ aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$29,293,762	$3,392,350	$(1,205,118)	$2,187,232
Small/Mid Cap Equity Fund	27,836,373	5,371,928	(860,797)	4,511,131
International Equity Fund	34,705,227	3,200,637	(2,454,761)	745,876
Large Cap Index Fund	497,636,106	86,508,267	(139,233,033)	(52,724,766)
Small Cap Index Fund	229,582,248	36,472,600	(58,222,476)	(21,749,876)
International Index Fund	263,731,441	67,747,027	(60,855,977)	6,891,050
Balanced Fund	80,932,762	597,273	(4,919,143)	(4,321,870)
Bond Fund	160,747,304	7,902,696	(293,305)	7,609,391
Money Market Fund	46,239,312	—	—	—

The differences between the cost of investments for Federal tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

At December 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	Large Cap Index Fund	Small Cap Index Fund	International Equity Index Fund	Bond Fund	Money Market Fund
2011	$—	$—	$—	$—	$—	$—	$205,753	$—
2013	—	—	—	—	—	—	166,544	1,102
2015	—	—	—	—	—	—	160,986	—
2016	10,733,220	4,949,683	4,914,418	78,459	—	—	—	—
2017	6,789,243	9,145,128	3,776,139	2,712,543	10,214,482	$3,455,487	897,757	—

Total:	$17,522,463	$14,094,811	$8,690,557	$2,791,002	$10,214,482	$3,455,487	$1,431,040	$1,102

As of December 31, 2009, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$239,992	$—	$2,187,232	$(17,587,383)	$(15,160,159)
Small/Mid Cap Equity Fund	99,665	—	4,511,131	(14,096,599)	(9,485,803)
International Equity Fund	700,688	—	749,334	(9,096,326)	(7,646,304)
Large Cap Index Fund	194,463	—	(52,724,766)	(3,163,276)	(55,693,579)
Small Cap Index Fund	77,715	—	(21,749,876)	(10,214,482)	(31,886,643)
International Index Fund	459,154	—	6,975,816	(3,471,000)	3,963,970
Balanced Fund	2,041,570	32,819	(4,321,870)	(6,398)	(2,253,879)
Bond Fund	—	—	7,609,391	(1,431,040)	6,178,351
Money Market Fund	—	—	—	(1,102)	(1,102)

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2009 relate to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”), accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of Passive Foreign Investment Companies (“PFICs”), and/or forward foreign currency and futures contract adjustments.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2009, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Large Cap Equity Fund	$—	$(435)	$—	$435
Small/Mid Cap Equity Fund	—	5,593	—	(5,593)
International Equity Fund	—	(111,862)	—	111,862
Large Cap Index Fund	—	37,485	—	(37,485)
Small Cap Index Fund	—	99,182	—	(99,182)
International Index Fund	—	(404,767)	—	404,767
Balanced Fund	—	(1)	—	1

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

For all the Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended December 31, 2009.

The tax character of distributions for the Funds was as follows for the year ended December 31, 2008:

2008	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$561,345	$255,395	$816,740
Small/Mid Cap Equity Fund	596,259	225	596,484
International Equity Fund	116,319	788,447	904,766
Small Cap Index Fund	2,148,675	13,577,320	15,725,995
International Index Fund	5,541,887	6,365,438	11,907,325

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2008.

The International Equity Fund, Small Cap Index Fund, and International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $246,834 and $(200,514) during 2009 and 2008, respectively, and realized gains of $126,198 and $128,154 during 2009 and 2008, respectively, as ordinary income for federal income tax purposes. The Small Cap Index Fund recognized unrealized appreciation (depreciation) of $206 and $0 during 2009 and 2008, respectively, and realized gains of $972 and $0 during 2009 and 2008, respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation (depreciation) of $935,820 and $(3,141,350) during 2009 and 2008, respectively, and realized gains of $127,186 and $232,836 during 2009 and 2008, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2009, was $249,599 for the International Equity Fund, $206 for the Small Cap Index Fund, and $1,900,375 for the International Index Fund.

From November 1, 2009 through December 31, 2009, the Large Cap Equity Fund incurred $64,920 in net realized losses, the Small/Mid Cap Equity Fund incurred $1,788 in net realized losses, the International Equity Fund incurred $795 in foreign exchange losses and $404,976 in net realized losses, the Large Cap Index Fund incurred $372,274 in net realized losses, the International Index Fund incurred $15,513 in foreign exchange losses, and Balanced Fund incurred $6,398 in net realized losses. As permitted by tax regulation, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2010.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2009. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Participation in Temporary Money Market Guarantee Program

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Trust’s Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Money Market Fund Guarantee Program (“the Program”) for the initial coverage period of September 19, 2008, through December 18, 2008. The Treasury extended the Program from December 18, 2008, through April 30, 2009, and from April 30, 2009, through September 18, 2009. The Board of Trustees of the Trust elected to participate in these Program extensions. On September 18, 2009, the program expired.

Under the Program, if the Fund’s net asset value per share had dropped below $0.995 on any day while the Program was in effect, shareholders of record on that date who also held Fund shares on September 19, 2008, would have been eligible to receive a payment from the Treasury upon liquidation of the Fund. The Program covered the lesser of the number of shares owned by the shareholder as of September 19, 2008, or the number of shares owned by the shareholder as of the date of liquidation. The Fund paid fees to participate in the Program and the Program extensions based on a percentage of net assets of the participating Fund; however, SFIMC’s voluntary agreement to reimburse excess expenses incurred by the Fund remained in effect.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Subsequent events

The Trust’s management has evaluated all subsequent events through February 24, 2010, which is the date that the financial statements were issued.

Financial instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds enter into stock index futures contracts to gain exposure to market fluctuations as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statement of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuation in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bear the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. These Funds enter into forward foreign currency contracts to hedge against changes in the foreign currencies between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statement of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, may realize a loss.

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g. corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions help minimize the impact these non-index securities have on the overall performance of the Funds.

For unrealized gain (loss) of derivative instruments held by the Funds, see Note 5 under Futures and foreign currency contracts.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2009, the fair value of derivative instruments, which are also disclosed in Note 5 under Futures and foreign currency contracts, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments (a)	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$198		Unrealized loss on forward foreign currency contracts	$104

Total			$198			$104

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	12,353	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$12,353			$—

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	120,081	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$120,081			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	—		Unrealized loss on forward foreign currency contracts	—
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	43,671		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$43,671			$—

(a)       For open derivative instruments as of December 31, 2009, see Note 5 under Futures and foreign currency contracts, which is also indicative of derivative activity volume for the year ended December 31, 2009.

(b) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2009, the effect of derivative instruments on the Statement of Operations were as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$13,601	$—	$625
Large Cap Index Fund	Stock Index Futures Contracts	511,103	—	21,480	—
Small Cap Index Fund	Stock Index Futures Contracts	361,638	—	(274,034)	—
International Index Fund	Forward Foreign Currency Contracts	—	542,448	—	2,117
International Index Fund	Stock Index Futures Contracts	586,250	—	16,329	—

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the overall investment objectives of each respective Fund, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell for each of these Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2009, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marisco, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$62,217	$—	$52,633	$—	$—
Small Mid/Cap Equity Fund	—	79,986	79,191	—	—	—
International Equity Fund	—	—	—	—	70,868	86,728
Large Cap Index Fund	191,699	—	—	—	—	—
Small Cap Index Fund	176,422	—	—	—	—	—
International Index Fund	232,795	—	—	—	—	—

Total Sub-Advisory Fees	$600,916	$142,203	$79,191	$52,633	$70,868	$86,728

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2009
	Purchases	Sales
Large Cap Equity Fund	$19,599,845	$18,502,783
Small/Mid Cap Equity Fund	35,195,526	34,175,314
International Equity Fund	18,952,677	17,497,016
Large Cap Index Fund	20,256,356	21,707,831
Small Cap Index Fund	37,324,865	37,844,341
International Index Fund	10,071,595	14,268,326
Balanced Fund	2,036,293	4,950,000
Bond Fund	10,834,802	27,456,849

5.	Futures and foreign currency contracts

As of December 31, 2009, the International Equity Fund had the following open forward foreign currency contracts. See Note 2 under Financial instruments.

Foreign Amount Purchased (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar Amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
6,103	British Pound	1	01/04/2010	(9,709)	$149	$—
18,807	Danish Krone	1	01/05/2010	(3,629)	—	(5)
103,398	Euro	5	01/04/2010-01/06/2010	(148,321)	3	(99)
10,756	Swiss Franc	1	01/04/2010	(10,382)	16	—
(46,689)	Danish Krone	1	01/04/2010	9,024	30	—

				Total	$198	$(104)

The International Index Fund had no open forward foreign currency contracts at December 31, 2009.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2009:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	25	$1,376,022	$1,388,375	Long	March ‘10	$12,353

Small Cap Index Fund	Russell 2000 Index Mini	43	2,562,689	2,682,770	Long	March ‘10	$120,081

International Index Fund	TOPIX Index	6	576,733	582,703	Long	March ‘10	5,970
International Index Fund	DJ Euro Stoxx 50	22	910,433	937,312	Long	March ‘10	26,879
International Index Fund	FTSE 100 Index	7	595,371	606,193	Long	March ‘10	10,822

Total							$43,671

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,				From commencement of investment operations July 26, 2005 to
	2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$5.59	$9.82	11.43	10.33	10.00
Income from Investment Operations
Net investment income (a)	0.07	0.18	0.26	0.20	0.07
Net gain (loss) on investments (both realized and unrealized)	1.15	(4.22)	(1.00)	1.45	0.34

Total from investment operations	1.22	(4.04)	(0.74)	1.65	0.41

Less Distributions
Net investment income	(0.07)	(0.13)	(0.24)	(0.18)	(0.07)
Net realized gain	—	(0.06)	(0.63)	(0.37)	(0.01)

Total distributions	(0.07)	(0.19)	(0.87)	(0.55)	(0.08)

Net asset value, end of period	$6.74	$5.59	9.82	11.43	10.33

Total Return (b)	21.84%	(41.12)%	(6.55)%	15.91%	4.14%
Net assets, end of period (millions)	$31.5	$25.1	40.2	36.6	26.9
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70	%(c)
Net investment income	1.24%	2.30%	2.24%	1.83%	1.71	%(c)
Ratios to average net assets absent expense reductions
Expenses	0.78%	0.74%	0.70%	0.71%	0.85	%(c)
Net investment income	1.16%	2.26%	2.24%	1.82%	1.56	%(c)
Portfolio turnover rate	70%	144%	40%	34%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

102	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,				From commencement of investment operations July 26, 2005 to
	2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$6.00	$11.28	10.79	9.64	10.00
Income from Investment Operations
Net investment income (a) (b)	0.03	0.01	—	—	0.01
Net gain (loss) on investments (both realized and unrealized)	1.78	(5.14)	1.71	1.41	(0.32)

Total from investment operations	1.81	(5.13)	1.71	1.41	(0.31)

Less Distributions
Net investment income (c)	(0.01)	—	—	—	(0.01)
Net realized gain	—	(0.15)	(1.22)	(0.26)	(0.04)

Total distributions	(0.01)	(0.15)	(1.22)	(0.26)	(0.05)

Net asset value, end of period	$7.80	$6.00	11.28	10.79	9.64

Total Return (d)	30.12%	(45.36)%	15.81%	14.58%	(3.14)%
Net assets, end of period (millions)	$32.4	$24.0	41.2	30.4	24.6
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90	%(e)
Net investment income	0.42%	0.10%	0.04%	0.00%	0.21	%(e)
Ratios to average net assets absent expense reductions
Expenses	1.02%	0.97%	0.97%	0.95%	1.11	%(e)
Net investment income	0.30%	0.03%	(0.03)%	(0.05)%	0.00	%(e)
Portfolio turnover rate	131%	101%	96%	161%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share in 2007 and 2006.

(c)	Distributions from net investment income represent less than $0.01 per share in 2008, 2007, and 2006

(d)	Total return is not annualized for periods that are less than a full year.

(e)	Determined on an annualized basis.

See accompanying notes to financial statements.	103

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,					From commencement of investment operations July 26, 2005 to
	2009	2008	2007	2006		December 31, 2005
Net asset value, beginning of period	$6.55	$12.84	12.93	11.63		10.00
Income from Investment Operations
Net investment income (a)	0.09	0.21	0.17	0.19		0.02
Net gain (loss) on investments (both realized and unrealized)	2.36	(6.26)	1.30	2.05		1.70

Total from investment operations	2.45	(6.05)	1.47	2.24		1.72

Less Distributions
Net investment income (b)	(0.18)	—	(0.22)	(0.27)		(0.06)
Net realized gain	—	(0.24)	(1.34)	(0.67)		(0.03)

Total distributions	(0.18)	(0.24)	(1.56)	(0.94)		(0.09)

Net asset value, end of period	$8.82	$6.55	12.84	12.93		11.63

Total Return (c)	37.35%	(47.03)%	11.10%	19.23	%(d)	17.25%
Net assets, end of period (millions)	$35.2	$25.1	47.2	38.9		29.8
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%		1.00	%(e)
Net investment income	1.19%	2.08%	1.23%	1.48%		0.50	%(e)
Ratios to average net assets absent expense reductions
Expenses	1.53%	1.38%	1.23%	1.22%		1.35	%(e)
Net investment income	0.66%	1.70%	1.00%	1.26%		0.15	%(e)
Portfolio turnover rate	65%	157%	49%	30%		10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions from net investment income represent less than $0.01 per share in 2008.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	Based upon net asset value of $12.93, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.

(e)	Determined on an annualized basis.

104	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of period	$9.04		14.83		14.37		12.63	12.26
Income from Investment Operations
Net investment income (a)	0.19		0.25		0.25		0.22	0.19
Net gain (loss) on investments (both realized and unrealized)	2.16		(5.76)		0.50		1.74	0.37

Total from investment operations	2.35		(5.51)		0.75		1.96	0.56

Less Distributions
Net investment income	(0.19)		(0.25)		(0.25)		(0.22)	(0.19)
Net realized gain	—		(0.03)		(0.04)		—	—

Total distributions	(0.19)		(0.28)		(0.29)		(0.22)	(0.19)

Net asset value, end of period	$11.20		9.04		14.83		14.37	12.63

Total Return	26.07%		(37.14)%		5.23%		15.49%	4.57%
Net assets, end of period (millions)	$445.4		368.2		613.1		599.2	522.0
Ratios to average net assets
Expenses	0.32	%(b)	0.32	%(b)	0.31	%(b)	0.31%	0.32%
Net investment income	2.02%		2.00%		1.65%		1.64%	1.57%
Portfolio turnover rate	5%		5%		4%		3%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.89	11.57	12.94	11.95	12.31
Income from Investment Operations
Net investment income (a)	0.07	0.10	0.15	0.11	0.08
Net gain (loss) on investments (both realized and unrealized)	1.75	(4.09)	(0.43)	2.02	0.45

Total from investment operations	1.82	(3.99)	(0.28)	2.13	0.53

Less Distributions
Net investment income	(0.06)	(0.09)	(0.14)	(0.10)	(0.08)
Net realized gain	(0.01)	(0.60)	(0.95)	(1.04)	(0.81)

Total distributions	(0.07)	(0.69)	(1.09)	(1.14)	(0.89)

Net asset value, end of period	$8.64	6.89	11.57	12.94	11.95

Total Return	26.39%	(34.05)%	(2.22)%	17.75%	4.25%
Net assets, end of period (millions)	$208.0	172.1	276.2	292.2	253.1
Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.49%	0.49%	0.50%
Net investment income	0.94%	1.00%	1.15%	0.81%	0.64%
Ratios to average net assets absent expense reductions
Expenses	0.53%	0.51%	0.50%	0.49%	0.50%
Net investment income	0.91%	0.99%	1.14%	0.81%	0.64%
Portfolio turnover rate	22%	20%	20%	23%	17%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$9.35	17.11	16.32	13.57		12.28
Income from Investment Operations
Net investment income (a)	0.24	0.41	0.38	0.33		0.25
Net gain (loss) on investments (both realized and unrealized)	2.37	(7.63)	1.30	3.09		1.40

Total from investment operations	2.61	(7.22)	1.68	3.42		1.65

Less Distributions
Net investment income	(0.29)	(0.25)	(0.47)	(0.41)		(0.28)
Net realized gain (b)	—	(0.29)	(0.42)	(0.26)		(0.08)

Total distributions	(0.29)	(0.54)	(0.89)	(0.67)		(0.36)

Net asset value, end of period	$11.67	9.35	17.11	16.32		13.57

Total Return	28.01%	(42.13)%	10.04%	25.20	%(c)	13.44%
Net assets, end of period (millions)	$272.9	220.1	394.5	366.6		292.6
Ratios to average net assets assuming expense reductions
Expenses	0.71%	0.75%	0.71%	0.72%		0.74%
Net investment income	2.42%	2.95%	2.19%	2.16%		1.98%
Ratios to average net assets absent expense reductions
Expenses	0.71%	0.75%	0.71%	0.72%		0.74%
Net investment income	2.42%	2.95%	2.19%	2.16%		1.98%
Portfolio turnover rate	4%	5%	6%	3%		3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.

(c)	Based upon net asset value of $16.32, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total returns for the year ended December 31, 2006 to be equivalent to 25.43%.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.76	13.33	12.96	11.96	11.87
Income from Investment Operations
Net investment income (a)	0.30	0.38	0.36	0.33	0.31
Net gain (loss) on investments (both realized and unrealized)	1.74	(3.48)	0.39	0.98	0.06

Total from investment operations	2.04	(3.10)	0.75	1.31	0.37

Less Distributions
Net investment income	(0.41)	(0.39)	(0.34)	(0.31)	(0.28)
Net realized gain (b)	—	(0.08)	(0.04)	—	—

Total distributions	(0.41)	(0.47)	(0.38)	(0.31)	(0.28)

Net asset value, end of period	$11.39	9.76	13.33	12.96	11.96

Total Return	21.06%	(23.14)%	5.73%	11.03%	3.22%
Net assets, end of period (millions)	$76.7	68.3	98.5	96.5	89.1
Ratios to average net assets assuming expense reductions
Expenses (c)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.92%	3.15%	2.71%	2.68%	2.63%
Ratios to average net assets absent expense reductions
Expenses (c)	0.07%	0.07%	0.07%	0.06%	0.08%
Net investment income	2.85%	3.08%	2.64%	2.62%	2.55%
Portfolio turnover rate	3%	7%	3%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions from net realized gain represent less than $0.01 per share in 2009.

(c)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

108	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009	2008		2007		2006	2005
Net asset value, beginning of period	$9.71	10.08		9.92		9.94	10.27
Income from Investment Operations
Net investment income	0.45	0.46		0.46		0.44	0.43
Net gain (loss) on investments (both realized and unrealized)	0.72	(0.37)		0.16		(0.02)	(0.33)

Total from investment operations	1.17	0.09		0.62		0.42	0.10

Less Distributions
Net investment income	(0.45)	(0.46)		(0.46)		(0.44)	(0.43)

Total distributions	(0.45)	(0.46)		(0.46)		(0.44)	(0.43)

Net asset value, end of period	$10.43	9.71		10.08		9.92	9.94

Total Return	12.25%	0.95%		6.37%		4.34%	1.02%
Net assets, end of period (millions)	$170.4	166.7		190.3		178.5	169.8
Ratios to average net assets
Expenses	0.58%	0.58	%(a)	0.58	%(a)	0.57%	0.57%
Net investment income	4.42%	4.67%		4.59%		4.46%	4.28%
Portfolio turnover rate	7%	6%		17%		19%	16%

(a)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00
Income from Investment Operations
Net investment income (a)	—	0.02	0.05	0.04	0.03

Total from investment operations	—	0.02	0.05	0.04	0.03

Less Distributions
Net investment income (b)	—	(0.02)	(0.05)	(0.04)	(0.03)

Total distributions	—	(0.02)	(0.05)	(0.04)	(0.03)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	0.03%	2.08%	4.77%	4.59%	2.74%
Net assets, end of period (millions)	$46.4	50.9	49.8	48.1	43.9
Ratios to average net assets assuming expense reductions
Expenses (c)	0.28%	0.50%	0.50%	0.50%	0.50%
Net investment income	0.03%	2.06%	4.67%	4.51%	2.66%
Ratios to average net assets absent expense reductions
Expenses	0.55%	0.53%	0.55%	0.54%	0.54%
Net investment income	(0.24)%	2.03%	4.62%	4.47%	2.62%

(a)	Net investment income represents less than $0.01 per share in 2009.

(b)	Distributions from net investment income represent less than $0.01 per share in 2009.

(c)	The expense ratio for 2009 includes the effect of the voluntary fee waiver from SFIMC described in Note 3 under Transactions with affiliates.

110	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

State Farm Variable Product Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund (the “Funds”), comprising the State Farm Variable Product Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 24, 2010

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 1998 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE –State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) –Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE (since 7/2005) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005-8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE (since 12/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER, TREASURER (7/2001-6/2009) and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR – State Farm VP Management Corp.; SENIOR VICE PRESIDENT and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Kurt T. Oleson Three State Farm Plaza South Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009); ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009); DIRECTOR – AUDITING (9/2005-9/2006); DIRECTOR – AGENCY (9/2004-9/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 43	Vice President	Began service in 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005-5/2008), VICE PRESIDENT – AGENCY (1/2004-10/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
DAVENPORT, IA
PERMIT NO. 14

PRESORTED STANDARD

Issued by:
State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

Not FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307
statefarm.com®

2-2010
231-3571.12-CH AP2010/02/0233 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2009:	$243,191
Billed to registrant for fiscal year ending December 31, 2008:	$237,630

The audit fees for December 31, 2009 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2009:	$0
Billed to registrant for fiscal year ending December 31, 2008:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:	$0
Billed for fiscal year ending December 31, 2008:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2009:	$38,100
Billed to registrant for fiscal year ending December 31, 2008:	$37,050

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2008, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:	$0
Billed for fiscal year ending December 31, 2008:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2009:	$0
Billed to registrant for fiscal year ending December 31, 2008:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:	$26,500
Billed for fiscal year ending December 31, 2008:	$25,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2009:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2008:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2009:	not applicable	not applicable	100%
Fiscal year ending December 31, 2008:	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2009:	$38,100
Fiscal year ending December 31, 2008:	$37,050

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2009:	$26,500
Fiscal year ending December 31, 2008:	$25,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2009:	$0
Fiscal year ending December 31, 2008:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the "Evaluation Date"), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant's disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr.
President

Date March 2, 2010

BY	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord
Senior Vice President and Treasurer

Date March 2, 2010